                                                                    EXHIBIT 10.9

                              FOURTEENTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

FOURTEENTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of January 23, 2003, between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL"), ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL AND AHC are sometimes collectively referred to as "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrowers and Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note dated March 28, 2002, a First Amended and Restated Sublimit Promissory Note dated December 28, 2001, and a First Amended and Restated Term Loan Promissory Note dated December 28, 2001 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by a First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, a Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, a Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, a Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, a Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, a Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001, a Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 19, 2001, an Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001, a Ninth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 2, 2002, a Tenth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of March 12, 2002, a letter agreement dated May 14, 2002, an Eleventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of August 2, 2002, a Twelfth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 16, 2002 and a Thirteenth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of October 18, 2002 (as amended, the "Agreement").

B. Borrowers and Lender have agreed to extend the Warehousing Maturity Date and the Term Loan Commitment Date, to extend the temporary increase the Warehousing Commitment Amount and to amend certain other terms of the Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

2. Subject to Borrowers' satisfaction of the conditions set forth in Section 7, the "Effective Date" of this Amendment is January 31, 2003.

3. The definitions of "Term Loan Commitment Termination Date." "Warehousing Commitment Amount" and "Warehousing Maturity Date" set forth in Section
     1.1. of the Agreement are amended to read in their entireties as follows:

Accredited (13/th/ Amendment)

          "Term Loan Commitment Termination Date" means the earliest of (a) the close of business on May 31, 2003, as such date may be extended from time to time as agreed to in writing by Borrower and Lender, (b) the date 30 days after the date Borrower makes an initial public offering of any of its capital stock, (c) the date 30 days after the commencement of Early Amortization, and (d) the date the obligation of Lender to make further Term Loan Advances hereunder is terminated pursuant to Section 8.2 below.

          "Warehousing Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from January 31, 2003, to and including May 31, 2003, the Warehousing Commitment Amount will be temporarily increased to $137,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, Borrower must repay to Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

          "Warehousing Maturity Date" means the earlier of: (a) the close of business on May 31, 2003, as such date may be extended from time to time in writing by Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term and without the necessity of action by Lender, (b) 30 days after the commencement of Early Amortization, and (c) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

4. Section 1.1 of the Agreement is amended to add the following definitions in appropriate alphabetical order:

          "Merrill Lynch Facility" means the facility (in an aggregate amount not to exceed $300,000,000) provided for in the Master Repurchase Agreement, as amended, to be executed by Borrower and Merrill Lynch Mortgage Capital Inc. after the date of the Fourteenth Amendment to Warehousing Credit, Term Loan and Security Agreement.

          "Goldman Sachs Facility" means the facility (in an aggregate amount not to exceed $300,000,000) provided for in the Master Repurchase Agreement, as amended, to be executed by Borrower and Goldman Sachs Mortgage Company after the date of the Fourteenth Amendment to Warehousing Credit, Term Loan and Security Agreement.

5. Section 2.1(b)(8) of the Agreement is amended to read in its entirety as follows:

          (8) No Ordinary Warehousing Advance will be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $125,000,000, during the period from January 31, 2003, to and including May 31, 2003, or
              (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as Lender, in its sole and absolute discretion, elects to make available to Borrower (the "Ordinary Warehousing Sublimit").

6.  Section 7.2 of the Agreement is amended to read in its entirety as follows:

              7.2 Sale or Pledge of Assets. Sell or otherwise dispose of any existing or future Servicing Contracts of Borrower, pledge or otherwise grant any Lien on any of its properties or assets (including, without limitation, the Collateral and any Servicing Contracts) other than (a) to Lender, (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of Borrower or any Subsidiary (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the

Accredited (14/th/ Amendment)
          use of real property and minor irregularities in title thereto which do not materially impair its use in operation of its business, (e) Liens on equipment to secure Debt incurred solely to acquire such equipment up to an aggregate amount of $1,500,000 in addition to Liens outstanding as of the Closing Date, or with the prior written consent of Lender (f) Liens on Mortgage Loans financed pursuant to the Lehman Facility; (g) Liens on Mortgage Loans financed pursuant to the Household Facility; (h) Liens on Mortgage Loans financed pursuant to the Morgan Facility; (i) Liens on Mortgage Loans financed pursuant to the CDC Facility; (j) Liens on Mortgage Loans and REO properties financed pursuant to the Lehman REO Facility; (k) Liens on Mortgage Loans financed pursuant to the CSFB Facility; (l) Liens on Mortgage Loans financed pursuant to the Goldman Sachs Facility; or (m) Liens on Mortgage Loans financed pursuant to the Merrill Lynch Facility, or omit to take any action required to keep any Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of Borrower's business.


7. On or prior to the Effective Date, Borrowers must deliver to Lender (a) 2 executed originals of this Amendment; (b) an extension fee of $5,000; and
     (c) a document production fee of $350.

8. Borrowers represent, warrant and agree that (a) there exists no Default or Event of Default under the Transaction Documents, (b) the Transaction Documents continue to be the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Transaction Documents and Borrowers have no offset or defense to their performance or obligations under any of the Transaction Documents, (d) except for changes permitted by the terms of the Agreement, Borrowers' representations and warranties contained in the Transaction Documents are true, accurate and complete in all respects as of the Effective Date and
     (e) there has been no material adverse change in Borrowers' financial condition of Borrower from the date of the Agreement to the Effective Date.

9. Except as expressly modified by this Amendment, the Agreement is unchanged and remains in full force and effect, and Borrowers ratify and reaffirm all of their obligations under the Agreement and the other Transaction Documents.

10. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

                [Remainder of this page left blank intentionally]

Accredited (14/th/ Amendment)

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

ACCREDITED HOME LENDERS, INC.,
a California corporation


By: /s/ [ILLEGIBLE]
    -----------------------------
Its: Director of Operations
     ----------------------------


ACCREDITED HOME CAPITAL, INC.,
a Delaware corporation


By: /s/ [ILLEGIBLE]
    -----------------------------
Its:   General Counsel
     ----------------------------


RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation


By: /s/ Mitchell K. Nomura
    -----------------------------
     MITCHELL K. NOMURA
Its: DIRECTOR
     -----------------------------

Accredited (14/th/ Amendment)

--------------------------------------------------------------------------------
                                     CONSENT
                                       OF
                                    GUARANTOR
--------------------------------------------------------------------------------

The undersigned, being the Guarantor under a Guaranty dated September 16, 2002 (the "Guaranty"), consents to the foregoing Amendment and the transactions contemplated by it, and ratifies and reaffirms that its obligations under the Guaranty include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrowers under this Amendment, the Agreement as modified by this Amendment, the Notes and the other Loan Documents. Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrowers' obligations to Lender, and that its obligations under the Guaranty are in full force and effect. Finally, Guarantor waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as set forth in the Guaranty, the terms of which are incorporated into this Consent as if fully set forth in it.

Dated: 1-23, 2003



                                          ACCREDITED HOME LENDERS HOLDING CO.,
                                          a Delaware corporation

                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                          Its: General Counsel
                                              ----------------------------------

Accredited (14/th/ Amendment)

                              THIRTEENTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

THIRTEENTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of October 18, 2002, between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL"), ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are sometimes collectively referred to as "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrowers and Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note dated March 28, 2002, a First Amended and Restated Sublimit Promissory Note dated December 28, 2001, and a First Amended and Restated Term Loan Promissory Note dated December 28, 2001 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by a First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, a Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, a Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, a Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, a Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, a Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001, a Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 19, 2001, an Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001, a Ninth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 2, 2002, a Tenth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of March 12, 2002, a letter agreement dated May 14, 2002, an Eleventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of August 2, 2002 and a Twelfth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 16, 2002 (as amended, the "Agreement").

B. Borrowers and Lender have agreed to extend the Warehousing Maturity Date and the Term Loan Commitment Date, to extend the temporary increase the Warehousing Commitment Amount and to amend certain other terms of the Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

2. Subject to Borrowers' satisfaction of the conditions set forth in Section 11, the "Effective Date" of this Amendment is October 18, 2002.

3. The definitions of "Term Loan Commitment Termination Date," "Warehousing Commitment Amount" and "Warehousing Maturity Date" set forth in Section
     1.1. of the Agreement are amended to read in their entireties as follows:

          "Term Loan Commitment Termination Date" means the earliest of (a) the close of business on January 31, 2003, as such date may be extended from time to time as agreed to in writing by Borrower and Lender, (b) the date 30 days after the date Borrower makes an initial public offering of any of its capital stock,
          (c) the date 30 days after the commencement of Early Amortization, and
          (d) the date the obligation of Lender to make further Term Loan Advances hereunder is terminated pursuant to Section 8.2 below.

          "Warehousing Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from October 31, 2002, to and including January 31, 2003, the Warehousing Commitment Amount will be temporarily increased to $137,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, Borrower must repay to Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

          Warehousing Maturity Date" means the earlier of: (a) the close of business on January 31, 2003, as such date may be extended from time to time in writing by Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term and without the necessity of action by Lender, (b) 30 days after the commencement of Early Amortization, and (c) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

4. Section 1.1 of the Agreement is amended to add the following definitions in appropriate alphabetical order:

          "Discontinued Loan" has the meaning set forth in the GMAC-RFC Client Guide.

          "Electronic Tracking Agreement" means an Electronic Tracking Agreement, on the form prescribed by Lender, among Borrower, Lender, MERS, and MERCORP, Inc.

          "GMAC-RFC Client Guide" means the applicable loan purchase guide issued by Lender, as the same may be amended or replaced.

          "MERS" means Mortgage Electronic Registration Systems, Inc. and any successor entity.

          "Restriction List" and "Restriction Lists" means each and every list of Persons to whom the Government of the United States prohibits or otherwise restricts the provision of financial services. For the purposes of this Agreement, Restriction Lists include the list of Specially Designated Nationals and Blocked Persons established pursuant to Executive Order 13224 (September 23, 2001) and maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury, current as of the day the Restriction List is used for purposes of comparison in accordance with the requirements of this Agreement.

5. Section 2.l(b)(8) of the Agreement is amended to read in its entirety as follows:

          (8) No Ordinary Warehousing Advance will be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $125,000,000, during the period from October 31, 2002, to and including January 31, 2003, or (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as Lender, in its sole and absolute discretion, elects to make available to Borrower (the "Ordinary Warehousing Sublimit).

6. Section 5.15 of the Agreement is amended by adding the following new subsection:

              5.15(m) None of the mortgagors, guarantors or other obligors of any Pledged Loan is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law

7. Section 6.13 of the Agreement is amended by adding the following new subsections:

               6.13(g) Prior to the origination by Borrower of any Mortgage Loan to be registered on the MERS system, obtain the approval of Lender and enter into an Electronic Tracking Agreement.

               6.13(h) Compare the names of every mortgagor, guarantor and other obligor of every Mortgage Loan, together with appropriate identifying information concerning those Persons obtained by Borrower, against every Restriction List, and make certain that none of the mortgagors, guarantors or other obligors of any Mortgage Loan is a Person named in any Restriction List and to whom the provision of financial services is prohibited or otherwise restricted by applicable law.

8. Exhibit C-SF to the Agreement is amended and restated in its entirety as set forth in Exhibit C-SF to this Amendment. All references in the Agreement and the other Transaction Documents to Exhibit C-SF are deemed to refer to this new Exhibit C-SF.

9. Exhibit D-NP/REO to the Agreement is amended and restated in its entirety as set forth in Exhibit D-NP/REO to this Amendment. All references in the Agreement and the other Transaction Documents to Exhibit D-NP/REO are deemed to refer to this new Exhibit D-NP/REO.

10. Exhibit D-SF to the Agreement is amended and restated in its entirety as set forth in Exhibit D-SF to this Amendment. All references in the Agreement and the other Transaction Documents to Exhibit D-SF are deemed to refer to this new Exhibit D-SF.

11. On or prior to the Effective Date, Borrowers must deliver to Lender (a) 4 executed originals of this Amendment; (b) an extension fee of $5,000; and
     (c) a document production fee of $350.

12. Borrowers represent, warrant and agree that (a) there exists no Default or Event of Default under the Transaction Documents, (b) the Transaction Documents continue to be the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with their terms, as modified by this Amendment, (c) Lender is not in default under any of the Transaction Documents and Borrowers have no offset or defense to their performance or obligations under any of the Transaction Documents, (d) except for changes permitted by the terms of the Agreement, Borrowers' representations and warranties contained in the Transaction Documents are true, accurate and complete in all respects as of the Effective Date and
     (e) there has been no material adverse change in Borrowers' financial condition of Borrower from the date of the Agreement to the Effective Data.

13. Except as expressly modified by this Amendment, the Agreement is unchanged and remains in full force and effect, and Borrowers ratify and reaffirm all of their obligations under the Agreement and the other Transaction Documents.

14. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

                [Remainder of this page left blank intentionally]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


ACCREDITED HOME LENDERS, INC.,
a California corporation

By: /s/ Ray McKewon
   -----------------------------
Its:  EVP
    ----------------------------


ACCREDITED HOME CAPITAL, INC.,
a Delaware corporation

By: /s/ David E. Hertzel
   -----------------------------
Its: GENERAL COUNSEL
    ----------------------------


RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation

By: /s/ L.L. Schellenberg
   -----------------------------
Its: MANAGING DIRECTOR
    ----------------------------

                                     CONSENT
                                       OF
                                    GUARANTOR

The undersigned, being the Guarantor under a Guaranty dated September 16, 2002 (the "Guaranty"), consents to the foregoing Amendment and the transactions contemplated by it, and ratifies and reaffirms that its obligations under the Guaranty include within the term "Guaranteed Debt" the indebtedness, obligations and liabilities of Borrowers under this Amendment, the Agreement as modified by this Amendment, the Notes and the other Loan Documents. Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrowers' obligations to Lender, and that its obligations under the Guaranty are in full force and effect. Finally, Guarantor waives and agrees not to assert any anti-deficiency protections or other rights as a defense to its obligations under the Guaranty, all as set forth in the Guaranty, the terms of which are incorporated into this Consent as if fully set forth in it.


Dated: October 18, 2002


                                         ACCREDITED HOME LENDERS HOLDING CO.,
                                         a Delaware corporation


                                         By: /s/ Ray McKewon
                                             ----------------------------------

                                         Its: EVP
                                              ---------------------------------

--------------------------------------------------------------------------------
                                     CONSENT
                                       and
                                TWELFTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

CONSENT AND TWELFTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of September 16, 2002, between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL"), ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are sometimes collectively referred to as "Borrower"), ACCREDITED HOME LENDERS HOLDING CO., a Delaware corporation ("Parent"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. AHL, AHC and Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note dated March 28, 2002, a First Amended and Restated Sublimit Promissory Note dated December 28, 2001, and a First Amended and Restated Term Loan Promissory Note dated December 28, 2001 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by a First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, a Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, a Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, a Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, a Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, a Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001, a Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 19, 2001, an Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001, a Ninth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 2, 2002, a Tenth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of March 12, 2002, a letter agreement dated May 14, 2002, and an Eleventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of August 2, 2002 (as amended, the "Agreement").

B. AHL has notified Lender that (i) Parent proposes to amend and restate its Certificate of Incorporation, (ii) AHL proposes to engage in a corporate reorganization in which AHL Merger Sub, a California corporation and a wholly owned subsidiary of Parent, will merge with and into AHL, with AHL as the surviving corporation (the "Merger"), as the result of which AHL and AHC will become direct and indirect, respectively, wholly owned subsidiaries of Parent, and (iii) following consummation of the Merger, Parent proposes to make an initial public offering ("IPO") of shares of Parent's common stock.

C. Under Section 7.3 of the Agreement, the Merger is subject to the prior approval of Lender and, in the absence of a consent or waiver by Lender, consummation of the Merger would result in one or more Events of Default under the Agreement.

D. AHL, AHC and Parent have requested that Lender consent to the Merger and, in connection with such consent, to amend certain terms of the Agreement, all as more fully set out in, and subject to the terms and conditions of, this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

Accredited (12/th/ Amendment)          -1-

1.   Lender consents to the Merger, subject to:

     a. Satisfactory completion of a fairness hearing pursuant to Section 25142 of the California Corporate Securities Law of 1968, as amended (the "Hearing"), by the California Commissioner of Corporations (the "Commissioner");

     b. The issuance of a permit by the Commissioner (the "Permit") that states that Parent is qualified to offer, sell and issue the securities described in the application for the Permit (the "Application") and the issuance by the Commissioner of a Certificate of Issuance of Permit (the "Certificate") that states that the terms and conditions of the proposed offer and sale of securities as described in the Application are fair and are approved;

     c.   Lender's receipt of a copy of the Permit and the Certificate;

     d. Lender's receipt of a copy of Parent's amended and restated Certificate of Incorporation, certified by the Delaware Secretary of State;

     e. Lender's receipt of documentation evidencing the fact that the amendment and restatement of Parent's Certificate of Incorporation and the Merger have been approved by Parent's and AHL's respective Boards of Directors and shareholders;

     f.   Lender's receipt of four executed originals of this Amendment;

     g. Lender's receipt of four executed originals Consent, Fifth Amendment to Loan and Security Agreement (Convertible Debt) and First Amendment to Floating-Rate Convertible Debenture;

     h. Lender's receipt of four executed originals of the Parent Guaranty (as defined below);

     i.   Lender's receipt of an amendment fee of $5,000; and

     j.   Lender's receipt of a document production fee of $1,500.

2.   Effective simultaneously with the consummation of the Merger:

     a. The definition of "Loan Documents" set forth in Section 1.1. of the Agreement shall be amended to read in its entirety as follows:

               "Loan Documents" means this Agreement, the Notes, any agreement of Borrower relating to Subordinated Debt, the Parent Guaranty, and each other document, instrument or agreement executed by Borrower in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

     b. Section 1.1 of the Agreement shall be amended to add, in appropriate alphabetical order, definitions of "Parent" and "Parent Guaranty" to read in their entireties as follows:

               "Parent" means Accredited Home Lenders Holding Co., a Delaware corporation.

               "Parent Guaranty" means the Guaranty of Parent dated September 16, 2002, as the same may be amended, restated, renewed or replaced from time to time, pursuant to which Parent guarantees the payment and performance of Borrower's Obligations under this Agreement, the Debenture, and the other Transaction Documents.

3. In the event that Lender, in its sole discretion, executes and delivers an underwriting agreement with respect to the IPO and the terms and conditions of Lender's participation therein (the

     "Underwriting Agreement"), then, simultaneously with the closing of the IPO on the terms and conditions specified in the Underwriting Agreement (but not otherwise), Lender shall be deemed to have consented to the consummation of the IPO and the Agreement shall be amended as follows:

     a. Section 8.1(e) of the Agreement shall be amended to read in its entirety as follows:

               8.1(e) Borrower shall default in the performance of or compliance with any term contained in this Agreement or any other Transaction Document (but excluding any Transaction Document that has expired or been terminated and is no longer in effect) other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by Borrower of Notice from Lender of such default, (ii) receipt by Lender of Notice from Borrower of such default, or (iii) the date Borrower should have notified Lender of such default pursuant to Section 6.6(c); or

     b. Section 8.1(n) of the Agreement shall be amended to read in its entirety as follows:

               8.1(n) [INTENTIONALLY OMITTED]

     c.   Article 12 of the Agreement shall be amended by adding new Sections
          12.14 and 12.15 thereto, to read in their entireties as follows:

          12.14 Confidentiality of Borrower Information

          Lender will use reasonable efforts to assure that information about Borrowers and their operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to Lender pursuant to the provisions of this Agreement is used only for the purposes of this Agreement and any other relationship between Borrowers and Lender and will not be divulged to any Person other than Lender, its Affiliates and their respective officers, directors, employees and agents, except: (a) to their attorneys and accountants, (b) in connection with the enforcement of the rights of Lender under the Loan Documents, the Transaction Documents or otherwise in connection with applicable litigation, (c) in connection with assignments and participations and the solicitation of prospective Participants referred to in Section 12.5, (d) if such information is generally available to the public other than as a result of disclosure by Lender, (e) to any direct or indirect contractual counterparty in any hedging arrangement or such contractual counterparty's professional advisor, (f) to any rating agency that requires information about Lender's loan portfolio in connection with ratings issued with respect to Lender or an Affiliate of Lender and (g) as may otherwise be required or requested by any regulatory authority having jurisdiction over Lender or by any applicable law, rule, regulation or judicial process. Neither Lender nor its Affiliates nor any Participant will incur any liability to Borrowers by reason of any disclosure permitted by this Section.

          12.15 Waiver of Punitive, Consequential, Special or Indirect Damages

          BORROWERS WAIVE ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES FROM LENDER OR ANY OF LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY BORROWERS AGAINST LENDER OR ANY OF LENDER'S AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT. THIS

          WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES IS KNOWINGLY AND VOLUNTARILY GIVEN BY BORROWERS, AND IS INTENDED TO ENCOMPASS EACH INSTANCE AND EACH ISSUE FOR WHICH THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES WOULD OTHERWISE APPLY. LENDER IS AUTHORIZED AND DIRECTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS AGREEMENT AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF THE RIGHT TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL OR INDIRECT DAMAGES.

4.   Each of AHL, AHC and Parent represents, warrants and agrees that:

      a. There does not exist as of the date of this Amendment, and there will not exist as of the consummation of the Merger, any Default or Event of Default under the Transaction Documents;

      b. The Transaction Documents continue as of the date of this Amendment, and will continue as of the consummation of the Merger, to be the legal, valid and binding agreements and obligations of AHL, enforceable in accordance with their terms, as modified by this Amendment;

      c. AHL is not as of the date of this Amendment, and will not be as of the consummation of the Merger, in default under any of the Transaction Documents and AHL has as of the date of this Amendment, and will have as of the consummation of the Merger, no offset or defense to its performance or obligations under any of the Transaction Documents;

      d. Except for changes permitted by the terms of the Agreement, AHL's representations and warranties contained in the Transaction Documents are as of the date of this Amendment, and will as of the consummation of the Merger be, true, accurate and complete in all respects; and

      e. There has been as of the date of this Amendment, and will have been as of the consummation of the Merger, no material adverse change in AHL's financial condition from the date of the Agreement.

5. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

6. Except as expressly modified by this Amendment, the Agreement is unchanged and remains in full force and effect, and each of AHL and AHC ratifies and reaffirms all of its obligations under the Agreement and the other Transaction Documents.

7. Except as specifically set forth in this Amendment, Lender's consent to the Merger shall not be deemed a consent to the breach by AHL or AHC of any other covenants or agreements contained in the Agreement or any other Loan Document with respect to the Merger or any other transaction or matter. AHL, AHC and Parent further agree that the consents set forth in this Amendment are limited to the precise meaning of the words as written and shall not be deemed (i) to be a consent or consents to any waiver or modification of any other term or condition of the Agreement or any other Loan Document or (ii) to prejudice any right or remedy that Lender may now have or may in the future have under or in connection with the Agreement or any other Loan Document other than with respect to the matters for which the consents in this Amendment have been provided. Except as expressly set forth in this Amendment, the consents described herein do not alter, affect, release or prejudice in any way any of AHL's or AHC's obligations under the Agreement and the other Loan Documents.

8. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

IN WITNESS WHEREOF, AHL, AHC, Parent and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year specified above.

ACCREDITED HOME LENDERS, INC.,
a California corporation


By:  /s/ Ray W. McKewon
   --------------------------------------------
Its: Executive Vice President
    -------------------------------------------


ACCREDITED HOME CAPITAL, INC.,
a Delaware corporation


By:  /s/ David E. Hertzel
   --------------------------------------------

Its: General Counsel, Assistant Vice President
     and Assistant Secretary
    -------------------------------------------


ACCREDITED HOME LENDERS HOLDING CO.,
a Delaware corporation


By:  /s/ James A. Konrath
   --------------------------------------------

Its: Chief Executive Officer
    -------------------------------------------


RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation


By:  /s/ Mitchell Nomura
   ---------------------------------------------
     Mitchell Nomura
     Director

--------------------------------------------------------------------------------
                               ELEVENTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

ELEVENTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of July 31, 2002, between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL"), ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

A. Borrower and Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note dated March 28, 2002, a First Amended and Restated Sublimit Promissory Note dated December 28, 2001, and a First Amended and Restated Term Loan Promissory Note dated December 28, 2001 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by a First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, a Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, a Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, a Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, a Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, a Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001, a Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 19, 2001, an Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001, a Ninth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 2, 2002, a Tenth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of March 12, 2002, and a letter agreement dated May 14, 2002 (as amended, the "Agreement").

B. Borrower and Lender have agreed to extend the Warehousing Maturity Date and the Term Loan Commitment Date, to extend the temporary increase the Warehousing Commitment Amount and to amend certain other terms of the Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties to this Amendment agree as follows:

1. Unless otherwise defined in this Amendment, all capitalized terms have the meanings given to those terms in the Agreement. Defined terms may be used in the singular or the plural, as the context requires. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Unless the context in which it is used otherwise clearly requires, the word "or" has the inclusive meaning represented by the phrase "and/or." References to Sections and Exhibits are to Sections and Exhibits of this Amendment unless otherwise expressly provided.

2. Subject to Borrower's satisfaction of the conditions set forth in Section 9, the "Effective Date" of this Amendment is July 31, 2002.

3. The definitions of "Term Loan Commitment Termination Date," "Warehousinq Commitment Amount" and "Warehousinq Maturity Date" set forth in Section
     1.1. of the Agreement are amended to read in their entireties as follows:

          "Term Loan Commitment Termination Date" means the earliest of (a) the close of business on October 31, 2002, as such date may be extended from time to time as agreed to in writing by Borrower and Lender, (b) the date 30 days after the date Borrower makes an initial public offering of any of its capital stock, (c) the date 30 days after the commencement of Early Amortization, and (d) the date the obligation of Lender to make further Term Loan Advances hereunder is terminated pursuant to
          Section 8.2 below.

          "Warehousing Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from July 31, 2002, to and including October 31, 2002, the Warehousing Commitment Amount will be temporarily increased to $137,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, Borrower must repay to Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

          "Warehousing Maturity Date" means the earlier of: (a) the close of business on October 31, 2002, as such date may be extended from time to time in writing by Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term and without the necessity of action by Lender, (b) 30 days after the commencement of Early Amortization, and (c) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

4. Section 1.1 of the Agreement is amended to add, in appropriate alphabetical order, definitions of "CDC Facility" and "Lehman REO Facility" to read in their entireties as follows:

          "CDC Facility" means the facility provided for in the Master Repurchase Agreement dated as of April 12, 2002, as amended, between Borrower and CDC Mortgage Capital Inc.

          "Lehman REO Facility" means the facility provided for in the Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of March 1, 2002, as amended, between Borrower and Lehman Commercial Paper Inc.

5. Section 2.1 (b)(8) of the Agreement is amended to read in its entirety as follows:

          (8) No Ordinary Warehousing Advance will be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $125,000,000, during the period from March 17, 2002, to and including January 31, 2003, or
               (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as Lender, in its sole and absolute discretion, elects to make available to Borrower (the "Ordinary Warehousing Sublimit").

6.   Section 7.2 of the Agreement is amended to read in its entirety as follows:


               7.2 Sale or Pledge of Assets. Sell or otherwise dispose of any existing or future Servicing Contracts of the Company; pledge or otherwise grant any Lien on any of its properties or assets (including, without limitation, the Collateral and any Servicing Contracts) other than (a) to Lender, (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of Borrower or any Subsidiary, (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair its use in operation of its business, (e) Liens on equipment to secure Debt incurred solely to acquire such equipment up to an aggregate amount of $1,500,000 in addition to Liens outstanding as of the Closing Date, or with the prior written consent of Lender, (f) Liens on Mortgage Loans financed pursuant to the Lehman Facility; (g) Liens on Mortgage Loans financed pursuant to the Household Facility; (h) Liens on Mortgage Loans financed pursuant to the Morgan Facility; (i) Liens on Mortgage Loans financed pursuant to the CDC Facility; or (j) Liens on Mortgage Loans and REO properties financed pursuant to the Lehman REO Facility, or omit to take any action required to keep any Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Company's business.

7.   Section 7.6 of the Agreement is amended to read in its entirety as follows:

               7.6 Debt to Tangible Net Worth Ratio. Permit the ratio of Debt (excluding, for this purpose only, (i) Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements and (ii) Debt, other than any related Term Loan Advances, associated with any Securitization Transaction for which Borrower seeks and obtains financing treatment under FASB 140) to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed 11 to 1.

8. Borrower entered into master repurchase agreements (the "Repurchase Aqreements") with Lehman Commercial Paper Inc. and CDC Mortgage Capital Inc. on March 1, 2002 and April 12, 2002, respectively, without the prior written consent of Lender in violation of Section 7.2 of the Agreement (the "Existing Events of Default"). Pursuant to Section 8.1(c) of the Agreement, Borrower's failure to obtain Lender's prior written consent before entering into the Repurchase Agreements is an Event of Default entitled Lender to exercise all rights, remedies and powers that it has under the Agreement and the other Transaction Documents, including the right to cease making Advances to Borrower and the right to accelerate the Obligations. Lender agrees to waive its default rights with respect to the Existing Events of Default. This waiver applies only to the Existing Events of Default; it is not a waiver of any subsequent breach of the Section 7.2 of the Agreement, nor is it a waiver of any breach of any other provision of the Agreement or any other Transaction Document. Notwithstanding the foregoing, Lender reserves all of the rights, remedies and powers available to Lender under the Agreement, the Notes and the other Transaction Documents, including the right to cease making Advances to Borrower and the right to accelerate the Obligations, if any other Default or Event of Default occurs under the Agreement or any other Transaction Document.

9.   On or prior to the Effective Date, Borrower must deliver to Lender (a) 4
     executed originals of this Amendment; (b) an extension fee of        and
     (c) a document production fee of

10. Borrower represents, warrants and agrees that (a) except for the Existing Events of Default, there exists no Default or Event of Default under the Transaction Documents, (b) the Transaction Documents continue to be the legal, valid and binding agreements and obligations of Borrower, enforceable in accordance with their terms, as modified by this Amendment,
     (c) Lender is not in default under any of the Transaction Documents and Borrower has no offset or defense to its performance or obligations under any of the Transaction Documents, (d) except for changes permitted by the terms of the Agreement, Borrower's representations and warranties contained in the Transaction Documents are true, accurate and complete in all respects as of the Effective Date and (e) there has been no material adverse change in Borrower's financial condition of Borrower from the date of the Agreement to the Effective Date.

11. Except as expressly modified by this Amendment, the Agreement is unchanged and remains in full force and effect, and Borrower ratifies and reaffirms all of its obligations under the Agreement and the other Transaction Documents.

12. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together constitute but one and the same instrument.

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

ACCREDITED HOME LENDERS, INC.,
a California corporation

By:_________________________

Its:________________________

ACCREDITED HOME CAPITAL, INC.,
a Delaware corporation

By:_________________________

Its:________________________

RESIDENTIAL FUNDING CORPORATION,
a Delaware corporation

By:_________________________

Its:________________________

[LETTERHEAD OF ACCREDITED HOME LENDERS]

VIA FACSIMILE @ (925) 935-6424 AND REGULAR MAIL

May 15,2002

Residential Funding Corporation
1646 North California Blvd., Suite 400
Walnut Creek, CA 94596

Attention: Mr. Mitchell Nomura

Re: Warehousing Credit, Term Loan and Security Agreement Dated March 17, 1999, as Amended (the "Agreement") Among Residential Funding Corporation ("RFC"), Accredited Home Lenders, Inc. ("AHL") and Accredited Home Capital, Inc. ("AHC")

Dear Mitchell:

Included with the facsimile transmission of this letter is a copy of May 14, 2002 extension letter with respect to the above-referenced agreement, as executed by an authorized officer of each of AHL and AHC. A copy bearing the original signature of each such officer is enclosed with the original of this letter.

Thank you for your courtesy in connection with this matter, and please call if you have any questions.

Very truly yours,

/S/ David E. Hertzel

David E. Hertzel
General Counsel

Attachment/Enclosure

[LETTERHEAD OF GMAC Residential Funding]

                                                   May 14,2002

VIA FEDERAL EXPRESS

ACCREDITED HOME LENDERS, INC. and
ACCREDITED HOME CAPITAL, INC.
15030 Avenue of Science, Suite 100
San Diego, CA 92128
Attention: Ray W. McKewon, Executive Vice President

     Re: Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended or supplemented, the "Agreement") by and between RESIDENTIAL FUNDING CORPORATION ("Lender") and ACCREDITED HOME LENDERS, INC. and ACCREDITED HOME CAPITAL, INC. (collectively the "Borrower")

Ladies and Gentlemen:

     All capitalized terms used in this letter and not otherwise defined below are defined in the Agreement.

     The Borrower has requested that Lender extend the following:

     (a)  the Term Loan Commitment Termination Date to July 31,2002; and

     (b)  the Warehousing Maturity Date to July 31,2002; and

     (c) the temporary increase of the Warehousing Commitment Amount to $137,500,000 until July 30,2002; and

     (d) the temporary increase of the Ordinary Warehousing Sublimit to $125,000,000 until July 30, 2002.

     In consideration of the mutual covenants, agreements and conditions set forth herein and in the Agreement, and for other good and valuable consideration, the Lender has agreed to these extensions.

     Except as hereby expressly modified, the Agreement shall be otherwise unchanged and shall remain in full force and effect.

     This extension of the Term Loan Commitment Termination Date, the Warehousing Maturity Date, the temporary increase of the Warehousing Commitment Amount and the temporary increase of the Ordinary Warehousing Sublimit shall be effective only upon receipt by Lender of a copy of this letter acknowledged by Borrower.

                                                 Very truly yours,

                                                 RESIDENTIAL FUNDING CORPORATION

                                                 By: /s/ [ILLEGIBLE]
                                                    ---------------------------

                                                 Its: Director
                                                     --------------------------

Accredited Home Lenders, Inc.
Accredited Home Capital, Inc.
May 14, 2002
Page 2

     The Borrower represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrower enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Borrower from the date of the Agreement to the date of this letter agreement.

ACKNOWLEDGED AND ACCEPTED THIS
15th DAY OF MAY 2002.


ACCREDITED HOME LENDERS, INC.,
a California corporation

By: [ILLEGIBLE]
   ---------------------------

Its: Exec VP
    --------------------------

ACCREDITED HOME CAPITAL, INC.,
a Delaware corporation

By: David E. Hertzel
   ---------------------------

Its: Ass't VP & Ass't Sec'y
    --------------------------

--------------------------------------------------------------------------------
                               LEGAL FEE STATEMENT
--------------------------------------------------------------------------------

INVOICE DATE:    May 10, 2002


CUSTOMER:        ACCREDITED HOME LENDERS, INC. and ACCREDITED HOME CAPITAL, INC.

Re: Legal document preparation fee for the Extension Letter to July 31, 2002, for the Warehousing Credit, Term Loan and Security Agreement dated March 17, 1999, by and between ACCREDITED HOME LENDERS, INC. and ACCREDITED HOME CAPITAL, INC. and RESIDENTIAL FUNDING CORPORATION.

--------------------------------------------------------------------------------
TOTAL AMOUNT NOW DUE                                                 $125.00
--------------------------------------------------------------------------------

ALL PAYMENTS SHOULD BE WIRE TRANSFERRED TO:

          BANK ONE, NA
          ACCOUNT NO. 5218640 - INTEREST AND FEE
          ACCOUNT
          ABA - 071000013
          ATTENTION: NINA BIRCH


OR SENT TO:

          RESIDENTIAL FUNDING CORPORATION
          1646 NORTH CALIFORNIA BLVD.
          SUITE 400
          WALNUT CREEK, CA 94596
          ATTN: MITCHELL NOMURA, DIRECTOR

(LETTERHEAD OF GMAC Residential Funding)

                                                           March 21, 2002

Accredited Home Lenders, Inc.
Accredited Home Capital, Inc.
15030 Avenue of Science #100
San Diego, CA 92128
Attention: Ray W. McKewon, Executive Vice President


     Re: Warehousing Credit, Term Loan and Security Agreement dated March 17, 1999 (the "Agreement") by and between ACCREDITED HOME LENDERS, INC., a California corporation and ACCREDITED HOME CAPITAL, INC., a Delaware corporation, and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation as amended and restated (the "Agreement").

Gentlemen:

     As we discussed, at the opening of business on March 28, 2002 (the "New Note Date"), Lender will make new Warehousing Advances against all of the Pledged Loans and Pledged Securities then being held as Collateral pursuant to the Agreement, and use the proceeds of those Warehousing Advances to repay the previously outstanding Warehousing Advances made against those Pledged Loans and Pledged Securities. All Warehousing Advances made on or after the New Note Date (including the new Warehousing Advances referred to above) will be evidenced by the Warehousing Promissory Note enclosed with this letter (the "New Note"), rather than the Fourth Amended and Restated Warehousing Promissory Note dated as of December 31, 2001 (the "Existing Note"). Within 10 Business Days after the New Note Date, the Existing Note will be marked cancelled and returned to you. From and after the New Note Date, all references in the Agreement to the "Warehousing Note" shall be deemed to refer to the New Note.

     If the foregoing is acceptable to you, please execute the New Note and forward it to Rick Rice, Managing Director, Residential Funding Corporation, 7501 Wisconsin Avenue, Suite 900, Bethesda, MD 20814 for delivery on or before March 27, 2002. If we have not received the enclosed Warehousing Promissory Note from you by that date, the transactions described in the preceding paragraph will not occur, and we will notify you of that fact.

     Thank you for your assistance with this transition, which will enable us to continue providing for your warehouse lending needs. We look forward to continuing our relationship with you.

                                                 Very truly yours,

                                                 RESIDENTIAL FUNDING CORPORATION

                                                 By: /s/ Mitchell K. Nomura
                                                    ---------------------------

                                                      Mitchell K. Nomura
                                                 Its: Director
                                                     --------------------------

--------------------------------------------------------------------------------
                           WAREHOUSING PROMISSORY NOTE
--------------------------------------------------------------------------------

                                                            Date: March 28, 2002

FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC,, a California corporation ("AHL") and ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are collectively referred to as the "Borrower" and individually, as "Co-Borrower") promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, (i) a principal sum equal to the amount of Warehousing Advances outstanding under the Agreement (as that term is defined below), (ii) interest on that amount from the date of each Warehousing Advance until repaid in full, and (iii) all other fees, charges and other Obligations due under the Agreement (including reasonable attorneys' fees and expenses incurred in connection with the collection of this Note), at the rates and at the times set forth in the Agreement. All payments under this Note and the Agreement must be made in lawful money of the United States and in immediately available funds.

This Note evidences a line of credit and is the Warehousing Note referred to in that certain Warehousing Credit, Term Loan and Security Agreement dated March 17, 1999, between Borrower and Lender (as amended, restated, renewed or replaced, the "Agreement"). Reference is made to the Agreement (which is incorporated by reference as fully and with the same effect as if set forth at length in this Note) for a description of the Collateral and a statement of (a) the covenants and agreements made by Borrower, (b) the rights and remedies granted to Lender and (c) the other matters governed by the Agreement. Capitalized terms not otherwise defined in this Note have the meanings set forth in the Agreement.

In addition to principal, interest, fees and other charges payable by Borrower under this Note and the Agreement, Borrower must pay all out-of-pocket costs and expenses of Lender, including reasonable fees, service charges and disbursements of counsel (including allocated costs of internal counsel), in connection with the enforcement and collection of this Note.

Borrower waives demand, notice, protest and presentment in connection with collection of amounts outstanding under this Note.

The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

This Note is governed by the laws of the State of Minnesota, without reference to its principles or conflicts of laws.

IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

                                   ACCREDITED HOME LENDERS, INC.,
                                   a California corporation

                                   By:_________________________________

                                   Its:________________________________

                                   ACCREDITED HOME CAPITAL, INC..,
                                   a Delaware corporation

                                   By:_________________________________

                                   Its:________________________________

                                 TENTH AMENDMENT

                                       TO

              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS TENTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 12th day of March 2002, by and between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL") and ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are collectively referred to as "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

     WHEREAS, Borrower and Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Fourth Amended and Restated Warehousing Promissory Note dated December 31, 2001, a First Amended and Restated Sublimit Promissory Note dated December 28, 2001, and a First Amended and Restated Term Loan Promissory Note dated December 28, 2001 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term, Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, that certain Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, that certain Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, that certain Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001, that certain Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 19, 2001, that certain Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001, and that certain Ninth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 2, 2002 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, Borrower has asked that Lender extend the Warehousing Maturity Date, temporarily increase the Warehousing Commitment Amount and amend certain terms of the Agreement, and Lender has agreed to such extension, temporary increase and amendment, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

1. Upon satisfaction of the conditions set forth in Section 8 of this Amendment, the "Effective Date" of this Amendment shall be March 18, 2002, except for Section 4 of this Amendment, the Effective Date of which shall be December 31, 2001.

2 Section 1.1 of the Agreement is amended to delete the definitions of "Term Loan Commitment Termination Date," "Warehousinq Commitment Amount" and "Warehousing Maturity Date" in their entirety, replacing them with the following definitions:

          "Tern Loan Commitment Termination Date" means the earliest of (a) the close of business on May 17, 2002, as such date may be extended from time to time as agreed to in writing by Borrower and Lender, (b) the date 30 days after the date Borrower makes an initial public offering of any of its capital stock, (c) the date 30 days after the commencement of Early Amortization, and (d) the date the obligation of Lender to make further Term Loan Advances hereunder is terminated pursuant to Section 8.2 below.

          "Warehousinq Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from March 17, 2002, to and including May 16, 2002, the Warehousing Commitment Amount will be temporarily increased to $137,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, Borrower must repay to Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

          "Warehousing Maturity Date" shall mean the earlier of: (a) the close of business on May 17, 2002, as such date may be extended from time to time in writing by Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term and without the necessity of action by Lender, (b) 30 days after the commencement of Early Amortization, and (c) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

2. Sections 2.1(b)(7) and 2.1(b)(8) of the Agreement are deleted in their entirety and the following are substituted in lieu thereof:

               (7) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed 40% of the Ordinary Warehousing Sublimit.

               (8) No Ordinary Warehousing Advance shall be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $125,000,000, during the period from March 17, 2002, to and including May 16, 2002, or (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as Lender, in its sole and absolute discretion, elects to make available to the Company (the "Ordinary Warehousing Sublimit").

3. Section 2.11 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:


               2.11 Warehousing Fees. Borrower agrees, at the time of each Warehousing Advance, except Warehousing Advances made as part of a Bulk Financing of Mortgage Loans other than Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO Properties, to pay to Lender a Warehousing Fee (a) in the case of Advances against Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO Properties, in the amount of $400, and (b) in any other case, in the amount of $25 for each Mortgage Loan pledged as Collateral for such Advance. Borrower further agrees, at the time of each Bulk Financing of Mortgage Loans other than Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO Properties, to pay to Lender a Warehousing Fee in the amount of $15 for each Mortgage Loan pledged as Collateral for such Bulk Financing. Warehousing Fees are due when incurred, but shall not be delinquent if paid within 15 days after receipt of an invoice or an account analysis statement from Lender.

4. Section 7.10 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:


               7.10 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates, other than (i) investments by AHL in AHC, (ii) loans and advances between AHL and AHC and (iii) investments by AHL totaling not more than $350,000, in the aggregate, in Vicon Financial Services, Inc., and in one or more Vicon Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, except for sales of Mortgage Loans in the ordinary course of business from AHL to AHC, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, except for purchases of Mortgage Loans in the ordinary course of business by AHL (i) from one or more Vicon Affiliates and
          (ii) from AHC, or (d) transfer, pledge or assign or otherwise pay management fees to or on behalf of such Affiliates other than the payment of management fees by AHC to AHL as long as the services to be provided by AHL and the management fees to be paid by AHC for them are no less favorable to AHL than those that AHC would have obtained in a comparable transaction with an unrelated Person.

5. Exhibit M to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit M attached to this Amendment. All references in the Agreement to Exhibit M will be deemed to refer to the new Exhibit M.

6. Upon execution of this Amendment, Borrower must pay to Lender an extension fee equal to $15,000.


7. Borrower must pay all out-of-pocket costs and expenses of Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

8.   Borrower must deliver to Lender (a) 4 executed originals of this Amendment;
     (b) the $15,000 extension fee; and (c) the $350 document production fee.


9. Borrower represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their terms, as modified herein, Lender is not in default under any of the Loan Documents and Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of Borrower from the date of the Agreement to the date of this Amendment.

10. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and Borrower ratifies and reaffirms all of its obligations thereunder.

11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                       ACCREDITED HOME LENDERS, INC.,
                                       a California corporation

                                       By:  /s/ [ILLEGIBLE]
                                           ---------------------------------

                                       Its:  Executive Vice President
                                           ---------------------------------

                                       ACCREDITED HOME CAPITAL, INC
                                       a Delaware corporation

                                       By:  /s/ [ILLEGIBLE]
                                           ---------------------------------

                                       Its:  Ass't VP and Ass't Sec'y
                                           ---------------------------------


                                       RESIDENTIAL FUNDING CORPORATION, a
                                       Delaware corporation

                                       By:  /s/ Mitchell K. Nomura
                                           ---------------------------------
                                                Mitchell K. Nomura

                                       Its:  Director
                                           ---------------------------------

                                                                       EXHIBIT M

                                 ELIGIBLE LOANS

For the purposes hereof, the following terms shall have the following meanings:

     "Acquisition Price" has the meaning given to it in the Agreement.

     "Closed Loan" means a Mortgage Loan that will be purchased by the Company from a third party originator with the Advance requested against it.

     "Government Mortgage Loan" means a closed-end First Mortgage Loan that is either HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan) or VA guaranteed.

     "HUD 203(K) Mortgage Loan" means an FHA-insured close-end First Mortgage Loan to an individual obligor the proceeds of which will be used for the purpose of rehabilitating and repairing the related single family property, and which satisfies the definition of "rehabilitation loan" in 24 C.F.R. 203.50(a).

     "Loan-to-Value Ratio" means, in respect of any Mortgage Loan, the ratio of
(a) the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of origination to (b) the Appraised Value of such related improved real property.

     "Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan that is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program set forth in, and that is reported for insurance under, the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended, and the regulations related to that statute.

The following aggregate limitations shall apply to Advances against Eligible
Loans:

     1.   Wet Settlement Advances:                      40% of the Ordinary
                                                        Warehousing Sublimit.

     2.   Advances against Second Mortgage Loans:       $15,000,000

     3.   Closed Loan Advances:                         Permitted for Eligible
                                                        Loans other than
                                                        Seasoned Mortgage Loans.

The following specified types of Single Family Mortgage Loans are Eligible Loans provided they conform in all respects with the terms of the Warehousing Agreement (the restrictions set forth for each of the following categories of Eligible Loans do not apply to either of the other categories:

1.   Prime Mortgage Loan

     a.   Definition:                 A First Mortgage Loan or a Second Mortgage
                                      Loan with the following characteristics:

          i.   For a First Mortgage Loan, other than a Government Mortgage Loan:

               A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

               B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the amount by which such Prime Mortgage Loan exceeds 80% is insured by or subject to a commitment for mortgage insurance.

          ii.  For a Second Mortgage Loan:

               A. The credit of the obligor has been underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards; and

               B.   Loan-to-Value Ratio not more than 100%.

          iii. For a Government Mortgage Loan:

               A. HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan); or

               B.   VA guaranteed.

     b.   Interest Rate:                    1.25% over LIBOR.

     c.   Prime Sublimit:                   $10,000,000.

     d.   Committed/Uncommitted:            Purchase Commitment required for
                                            First Mortgage Loans only


     e.   Committed First Mortgage Loan     98% of the least of (i) the Mortgage
          Advance Rate:                     Note Amount or (ii) the Committed
                                            Purchase Price or (iii) the
                                            Acquisition Price.

     e.   Uncommitted Second Mortgage       98% of the least of (i) the Mortgage
          Loan Advance Rate:                Note Amount or (ii) the Committed
                                            Purchase Price or (iii) the
                                            Acquisition Price.

     f.   Warehouse Period:                 90 days; provided that Ordinary
                                            Warehousing Advances in an aggregate
                                            amount not to exceed 20% of the
                                            Ordinary Warehousing Sublimit may
                                            remain outstanding against Mortgage
                                            Loans for 120 days.

2.   Subprime Mortgage Loan

     a.   Definition:                      A First Mortgage Loan that is not a
                                           Prime Mortgage Loan, which has a risk
                                           rating of "A-", "B" or "C"
                                           (determined using under-writing
                                           standards which comply with industry
                                           standards in the sole judgment of the
                                           Lender), which is made to a mortgagor
                                           with a FICO Score of no less than
                                           500, and which is acceptable for
                                           purchase by at least two Investors.

     b.   Interest Rate:                   1.25% over LIBOR.

     c.   Subprime Sublimit:               $50,000,000, during the period from
                                           September 20, 2001, to and including
                                           October 19, 2001; and $15,000,000, at
                                           all other times.

     d.   Committed/Uncommitted:           Purchase Commitment not required
                                           unless First Mortgage Loan exceeds
                                           $400,000

     e.   Committed First Mortgage Loan    98% of the least of (i) the Mortgage
          Advance Rate:                    Note Amount or (ii) the Committed
                                           Purchase Price or (iii) the
                                           Acquisition Price.

     f. Uncommitted First Mortgage Loan 98% of the Mortgage Note Amount. Advance Rate:


     g.   Warehouse Period First Mortgage  90 days; provided, that Ordinary
          Loan: Warehousing Advances in an aggregate amount not to exceed 20% of the Ordinary Warehousing Sublimit may remain outstanding against Mortgage Loans for 120 days.

3.   Eligible Subject Loan

     a.   Definition:                          As defined in the Agreement.

     b.   Interest Rate:                       1.25% over LIBOR.

     c.   Committed/Uncommitted:               Purchase Commitment required, if
                                               applicable.

     d.   Committed Advance Rate:              100% of the least of (i) the
                                               Mortgage Note Amount, (ii) the
                                               Committed Purchase Price, or
                                               (iii) the Acquisition Price.

     e.   Warehouse Period:                    90 days; provided, that Ordinary
                                               Warehousing Advances in an
                                               aggregate amount not to exceed
                                               20% of the Ordinary Warehousing
                                               Sublimit may remain outstanding
                                               against Mortgage Loans for 120
                                               days.

4.   Seasoned Mortgage Loan

     a.   Definition:                          A First Mortgage Loan that (i)
                                               at the time of its origination,
                                               the Company in good faith
                                               believed would otherwise qualify
                                               as a Prime Mortgage Loan or a
                                               Subprime Mortgage Loan under
                                               this Agreement, (ii) as of the
                                               date of the Advance, the most
                                               recent contractual payment
                                               required by the terms of the
                                               Mortgage Loan has been paid in
                                               full or, if not paid, is not
                                               more than 20 days past its
                                               contractual due date, (iii) has
                                               not been a Nonperforming
                                               Mortgage Loan or REO Property as
                                               defined in the Agreement, (iv)
                                               is not currently and has not in
                                               the past been included in any
                                               bankruptcy plan or forbearance
                                               program, (v) does not involve a
                                               refinancing out of a
                                               foreclosure, (vi) was originated
                                               by and closed in the name of the
                                               Company, and (vii) is not
                                               subject to a colorable claim of
                                               fraud.

     b.   Interest Rate:                       2.75% over LIBOR.

     c.   Seasoned Mortgage Loan Sublimit:     $7,000,000.

     d.   Committed/Uncommitted:               Purchase Commitment not required.

     e.   Seasoned Mortgage Loan Advance       An amount equal to the lesser
          Rate:                                of (i) 85% of the Mortgage Note
                                               Amount of the related Seasoned
                                               Mortgage Loan or (ii) 90% of the
                                               BPO Value of the improved real
                                               property securing the Seasoned
                                               Mortgage Loan.

     f.   Warehouse Period:                    300 days.

                                 NINTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS NINTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 2nd day of January 2002, by and between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL") and ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are collectively referred to as the "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Borrower and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Third Amended and Restated Warehousing Promissory Note dated December 28, 2001, a First Amended and Restated Sublimit Promissory Note dated December 28, 2001, and a First Amended and Restated Term Loan Promissory Note dated December 28, 2001 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, that certain Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, that certain Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, that certain Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001, that certain Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December
19, 2001, and that certain Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001, (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, the Borrower has asked the Lender to further temporarily increase the Warehousing Commitment Amount and to amend certain terms of the Agreement, and the Lender has agreed to such temporary increase and such amendment, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.


     2. The effective date ("Effective Date") of this Amendment shall be December 31, 2001.


     3. Section 1.1 of the Agreement is amended to delete the definition of "Warehousing Commitment Amount" in its entirety, replacing it with the following definition:

          Warehousing Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from December 31, 2001, to and including January 15, 2002, the Warehousing Commitment Amount will be temporarily increased to $167,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, the Borrower must repay to the Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

     4. Section 2.1(b)(8) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

               (8) No Ordinary Warehousing Advance shall be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $155,000,000, during the period from December 31, 2001, to and including January 15, 2002, or (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make available to the Company (the "Ordinary Warehousing Sublimit").

     5. The Wet Settlement Sublimit set forth in Exhibit M to the Agreement is hereby temporarily deleted and replaced for the period December 31, 2001, to and including January 15, 2002, with $95,000,000.

     6. The Third Amended and Restated Warehousing Promissory Note is amended and restated in its entirety as set forth the Fourth Amended and Restated Warehousing Promissory Note. All references in this Amendment and in the Agreement to the Note shall be deemed to refer to the Fourth Amended and Restated Warehousing Promissory Note delivered in connection with this Amendment.

     7. Upon execution of this Amendment, the Borrower agrees to pay to the Lender a commitment fee equal to $10,000.

     8. The Borrower must pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

     9. The Borrower must deliver to the Lender (a) four executed originals of this Amendment; (b) the Fourth Amended and Restated Warehousing Promissory Note;
(b) the $10,000 Commitment Fee; and (c) the $350 document production fee.

     10. The Borrower represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrower enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Borrower from the date of the Agreement to the date of this Amendment.

     11. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrower ratifies and reaffirms all of its obligations thereunder.

     12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                [Remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                 ACCREDITED HOME LENDERS, INC.,
                                 a California corporation


                                 By:  /s/ [ILLEGIBLE]
                                     -------------------------------

                                 Its: Exec VP
                                     -------------------------------


                                 RESIDENTIAL FUNDING CORPORATION, a
                                 Delaware corporation


                                 By:    /s/ Mitchell K. Nomura
                                     -------------------------------
                                            Mitchell K. Nomura

                                 Its:            Direcotr
                                     -------------------------------

                                EIGHTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS EIGHTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 28th day of December, 2001, by and between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL"), ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("UAHC") (AHL and AHC are collectively referred to as the "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, AHL and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of $208,000,000 dated September 26, 2001, a Sublimit Promissory Note in the principal amount of $10,500,000 dated March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, that certain Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, and that certain Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, that certain Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001 and that certain Seventh Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 19, 2001 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, AHL has requested that the Lender consent to the addition of its wholly owned subsidiary, AHC, as a co-borrower under the Agreement, and the Lender has agreed to the addition of AHC as a co-borrower, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The effective date ("Effective Date") of this Amendment is December 28, 2001.


     2. All capitalized terms used in this Amendment and not otherwise defined in it have the meanings given to those terms in the Agreement.

     3. All references to the "Company" in the Agreement and the other Loan Documents are amended to refer to the "Borrower."

     4. Except as otherwise provided in this Amendment, all references in the Agreement to the Borrower shall mean and refer to "the Borrowers," "either Borrower" or "each Borrower," as the context may require. All references in Sections 4.1, 5.13, 7.6 and 7.8 of the Agreement to "the Borrower" mean and refer to AHL only.

     5. Section 1.1 of the Agreement is amended by adding the following definitions in appropriate alphabetical order:

          "AHC" means Accredited Home Capital, Inc., a Delaware corporation.

          "AHC Guaranty" means the Guaranty dated December 28, 2001 of AHC in favor of the Lender in which AHC guarantees the payment and performance of AHL's obligations under the Convertible Debt Agreement, the Debenture and the other Convertible Debt Documents.

          "AHL" means Accredited Home Lenders, Inc., a California corporation.

          "Eighth Amendment" means that Eighth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of December 28, 2001 among AHL, AHC and the Lender.

          "Household Facility" means the facility provided for in the Amended and Restated Credit Agreement dated as of December 28, 2001, as amended, among AHL, AHC and Household Commercial Financial Services, Inc.

     6. Section 1.1. of the Agreement is amended to delete the following definitions in their entirety, replacing them with the following definitions:

          "Borrower" means AHL, AHC or AHL and AHC, as determined pursuant to
     Section 4 of the Eighth Amendment.

          "Loan Documents" means this Agreement, the Notes, any agreement of the Company relating to Subordinated Debt, the AHC Guaranty and each other document, instrument or agreement executed by the Borrowers in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

     7. Section 2.1(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          2.1(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date to, but not including, the Warehousing Maturity Date, to make Warehousing Advances to the Borrower, provided the total aggregate principal amount outstanding at any one time of all such Warehousing Advances shall not exceed the Warehousing Commitment Amount plus such portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make available to the Borrower. The obligation of the Lender to make Warehousing Advances hereunder up to the Warehousing Commitment Amount is hereinafter referred to as the "Warehousing Commitment." Within the Warehousing Commitment, the Borrower may borrow, repay and reborrow. All Warehousing Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Notes and for the performance of all the Obligations. Warehousing Advances will be made either to AHL or AHC, as requested by either AHL or AHC in the applicable Advance Request, but each Warehousing Advance, whether made to AHL or AHC, will be deemed made to or for the benefit of AHL and AHC, and AHL and AHC, jointly and severally, are obligated to repay any Warehousing Advances made to either Borrower under the Warehousing Commitment. With respect to its obligation to repay Warehousing Advances made to the other Borrower, each Borrower agrees to the terms set forth in Exhibit P attached to this Agreement.

     8. Section 2.3(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          2.3(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date to, but not including, the Term Loan Commitment Termination Date, to make Term Loan Advances to the Borrower, provided the total aggregate principal amount outstanding at any one time of all such Term Loan Advances shall not exceed the Term Loan Commitment Amount. The obligation of the Lender to make Term Loan Advances hereunder up to the Term Loan Commitment Amount is hereinafter referred to as the "Term Loan Commitment." All Term Loan Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Term Loan Promissory Note and for the performance of all the Obligations. Term Loan Advances will be made either to AHL or AHC, as requested by either AHL or AHC in the applicable Advance Request, but each Term Loan Advance, whether made to AHL or AHC, will be deemed made to or for the benefit of AHL and AHC, and AHL and AHC, jointly and severally, are obligated to repay any Term Loan Advances made to either Borrower under the Term Loan Commitment. With respect to its obligation to repay Term Loan Advances made to the other Borrower, each Borrower agrees to the terms set forth in Exhibit P attached to this Agreement.

     9. Section 5.1 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          5.1 Organization; Good Standing; Subsidiaries. Each Borrower and each Subsidiary of each Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of either Borrower or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its formation and in each jurisdiction in which the Borrower transact business. The Borrowers have no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of formation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Borrowers.

     10. Sections 6.2(a) and 6.2(b) of the Agreement are deleted in their entirety and the following is substituted in lieu thereof:

          6.2(a) As soon as available and in any event not later than the last day of each month, consolidated and consolidating statements of income and changes in stockholders' equity of AHL and its Subsidiaries for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such immediately preceding month, and the related consolidated and consolidating balance sheets of AHL and its Subsidiaries as of the end of the immediately preceding month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of each Borrower, subject, however, to year-end audit adjustments.

          6.2(b) As soon as available and in any event within ninety (90) days after the close of each fiscal year of AHL, consolidated and consolidating statements of income, changes in stockholders' equity and cash flow of AHL and its Subsidiaries for such year, and the related consolidated and consolidating balance sheets of AHL and its Subsidiaries as of the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by Deloitte & Touche or another accounting firm of recognized standing selected by the Borrowers and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of each Borrower stating that said financial statements fairly present the financial condition and results of operations of each Borrower and its Subsidiaries as of the end of, and for, such year.

     11. Section 7.3 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.3    Merger; Sale of Assets; Acquisitions; Business Activities.

          7.3(a) Consolidate, merge or enter into any analogous reorganization or transaction with any Person or, in the case of AHC, issue its capital stock or securities convertible into its capital stock to any Person other than AHL or (ii) engage in an initial public offering of its capital stock or securities convertible into its capital stock.

          7.3(b) Amend or otherwise modify its articles of incorporation or by-laws.

          7.3(c) Liquidate, wind up or dissolve (or suffer any liquidation or dissolution).

          7.3(d) Cease actively to engage in the business of originating or acquiring Mortgage Loans or make any other material change in the nature or scope of the business in which the Borrowers engage as of the date of the Eighth Amendment. For purposes of this Section, AHC's business consists solely of buying and selling Mortgage Loans from AHL and holding certain intellectual property rights associated with the Borrowers' businesses.

          7.3(e) Sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) all or any substantial part of Borrowers' respective businesses or assets, whether now owned or acquired after the date of the Eighth Amendment, other than, in the ordinary course of business and to the extent not otherwise prohibited by this Agreement, sales of (1) Mortgage Loans, (2) Mortgage-backed Securities and (3) Servicing Contracts.

          7.3(f) Acquire by purchase or in any other transaction all or substantially all of the business or property of, or stock or other ownership interests of, any Person.

          7.3(g) Permit any Subsidiary of Borrowers to do or take any of the foregoing actions.

     12. Section 7.7 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.7    Tangible Net Worth.

          7.7(a) Permit Tangible Net Worth of AHL (and its Subsidiaries on a consolidated basis) at any time to be less than the sum of (i) $6,000,000 plus (ii) for each completed fiscal quarter of AHL ended after the date hereof, 50% of positive net income of AHL for such fiscal quarter.

          7.7(b) Permit Tangible Net Worth of AHC (and its Subsidiaries on a consolidated basis) at any time to be less than or equal to $0.

     13. Section 7.10 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.10 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates, other than (i) investments by AHL in AHC and (ii) investments by AHL totaling not more than Three Hundred Fifty Thousand Dollars ($350,000), in the aggregate, in Vicon Financial Services, Inc., and in one or more Vicon Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, except for sales of Mortgage Loans in the ordinary course of business from AHL to AHC,
     (c) merge or consolidate with or purchase or acquire assets from such Affiliates, except for purchases of Mortgage Loans in the ordinary course of business by AHL (i) from one or more

     Vicon Affiliates or (ii) from AHC, or (d) transfer, pledge or assign or otherwise pay management fees to or on behalf of such Affiliates other than the payment of management fees by AHC to AHL as long as the services to be provided by AHL and the management fees to be paid by AHC for them are no less favorable to AHL than those that AHC would have obtained in a comparable transaction with an unrelated Person.

     14. Consents and Waivers. Subject to Borrowers' satisfaction of the requirements of Section 27 of this Amendment, the Lender (i) consents to the transfer by AHL to AHC on December 28, 2001 of beneficial title to all Pledged Loans subject to the Agreement on that date, (ii) agrees that upon the consummation of such transfer AHC will be deemed to be the "Borrower" with respect to such Pledged Loans, and (iii) waives any Default or Event that would otherwise have arisen under the terms of the Agreement, including, without limitation, under Section 7.3 of the Agreement, in the absence of such consent. In addition, the Lender acknowledges that all additional Mortgage Loans to be financed by AHC with the Lender will be simultaneously purchased by AHC from AHL, and consents to such procedure notwithstanding anything to the contrary in the Agreement.

     15. Exhibits A-l, A-2 and A-3 to the Agreement are hereby deleted in their entirety and replaced with the new Exhibits A-l, A-2 and A-3 attached to this Amendment. All references in the Agreement to Exhibits A-l, A-2 and A-3 will be deemed to refer to the new Exhibits A-l, A-2 and A-3.

     16. Exhibit C-SF to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit C-SF attached to this Amendment. All references in the Agreement to Exhibit C-SF will be deemed to refer to the new Exhibit C-SF.

     17. Exhibit C-PRE to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit C-PRE attached to this Amendment. All references in the Agreement to Exhibit C-PRE will be deemed to refer to the new Exhibit C-PRE.

     18. Exhibit C-REO to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit C-REO attached to this Amendment. All references in the Agreement to Exhibit C-REO will be deemed to refer to the new Exhibit C-REO.

     19. Exhibit C-TL to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit C-TL attached to this Amendment. All references in the Agreement to Exhibit C-TL will be deemed to refer to the new Exhibit C-TL.

     20. Exhibit D-NP/REO to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit D-NP/REO attached to this Amendment. All references in the Agreement to Exhibit D-NP/REO will be deemed to refer to the new Exhibit D-NP/REO.

     21. Exhibit D-SF to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit D-SF attached to this Amendment. All references in the Agreement to Exhibit D-SF will be deemed to refer to the new Exhibit D-SF.

     22. Exhibit G to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit G attached to this Amendment. All references in the Agreement to Exhibit G will be deemed to refer to the new Exhibit G.

     23. Exhibit I-SF to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in the Agreement to Exhibit I-SF will be deemed to refer to the new Exhibit I-SF.

     24. Exhibit N to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit N-1 and Exhibit N-2 attached to this Amendment. All references in the Agreement to Exhibit N will be deemed to refer to the new Exhibit N-1 and Exhibit N-2, as applicable.

     25. The Agreement is amended to add a new Exhibit P in the form of Exhibit P attached to this Amendment.

     26. The Second Amended and Restated Warehousing Promissory Note is amended and restated in its entirety as set forth in the Third Amended and Restated Warehousing Promissory Note, in the form of Exhibit A-l to this Amendment. The Sublimit Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Sublimit Promissory Note, in the form of Exhibit A-2 to this Amendment. The Term Loan Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Term Loan Promissory Note, in the form of Exhibit A-3 to this Amendment. All references in this Amendment, the Agreement and the other Loan Documents to the Warehousing Promissory Note, the Sublimit Note and the Term Loan Promissory Note will be deemed to refer to the Third Amended and Restated Warehousing Promissory Note, the First Amended and Restated Sublimit Promissory Note and the First Amended and Restated Term Loan Promissory Note, respectively, delivered in connection with this Amendment. For convenience, the Third Amended and Restated Warehousing Promissory Note, the First Amended and Restated Sublimit Promissory Note and the First Amended and Restated Term Loan Promissory Note are collectively referred to as the "Replacement Notes."

     27. The effectiveness of this Amendment and the obligation of Lender to fund Advances under the Agreement as amended hereby is-subject to Lender's receipt of the following, in form and substance satisfactory to Lender: -

     (a) Certified copies of AHC's Certificate of Incorporation, By-Laws, and certificates of good standing dated no less recently that 90 days prior to the date of this Amendment;

     (b) Copies of the resolutions of the Boards of Directors of AHL and AHC, certified as of the date of this Amendment by the Secretaries of AHL and AHC, authorizing the execution, delivery and performance of this Amendment, the Replacement Notes and all other instruments or documents to be delivered by AHL and AHC pursuant to this Amendment, certified by the Secretary or Assistant Secretary of AHL and AHC, respectively;

     (c) Certificates of the Secretaries of AHL and AHC as to the incumbency and authenticity of the signatures of the officers of AHL and AHC executing this Amendment, the Replacement Notes and all other instruments or documents to be delivered by AHL and AHC pursuant to this Amendment (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender);

     (d) A favorable written opinion of counsel to AHL and AHC, dated as of the date of this Amendment, substantially in the form of Exhibit Q to this Amendment, addressed to the Lender;

     (e) A tax, lien and judgment search of the appropriate public records for AHC in the State of California, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Liens on the Collateral, other than in favor of the Lender or as permitted hereunder;

     (f) Copies of AHC's errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by AHC as of the date of this Amendment with the related provisions of Section 6.8 of the Agreement;

     (g)  Four executed originals of this Amendment;

     (h)  Executed originals of the Replacement Notes;

     (i) A copy of the Master Sale and Purchase Agreement dated December 29, 2001 between AHL and AHC governing the purchase and sale of Mortgage Loans between them, certified by the Secretary or Assistant Secretary of AHL;

     (j)  An executed original of the AHC Guaranty;

     (k)  A $20,000 modification fee; and

     (l)  A $1,500 document production fee.

     28. The Borrowers must pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of this Amendment and the Agreement.

     29. Each Borrower represents, warrants and agrees that there exists no Default or Event of Default under the Transaction Documents, the Transaction Documents continue to be the legal, valid and binding agreements and obligations of each Borrower to the extent such Borrower is a party thereto, enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Transaction Documents and the Borrowers have no offset or defense to its performance or obligations under any of the Transaction Documents, the representations contained in the Transaction Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Borrowers from the date of the Agreement to the date of this Amendment.

     30. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and each Borrower ratifies and reaffirms all of its obligations thereunder.

     31. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                [Remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                     ACCREDITED HOME LENDERS, INC., a California corporation

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------

                                     Its: Executive Vice President
                                          --------------------------------


                                     ACCREDITED HOME CAPITAL, INC., a Delaware corporation

                                     By: /s/ [ILLEGIBLE]
                                         ---------------------------------

                                     Its: Chief Financial Officer
                                          --------------------------------


                                     RESIDENTIAL FUNDING CORPORATION, a
                                     Delaware corporation

                                     By: /s/ Mitchell K. Nomura
                                         ---------------------------------
                                                 Mitchell K. Nomura

                                     Its:             Director
                                          --------------------------------

                                                                     EXHIBIT A-l

                           THIRD AMENDED AND RESTATED
                           WAREHOUSING PROMISSORY NOTE

$208,000,000                                              Date: December _, 2001


     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation, and ACCREDITED HOME CAPITAL, INC., a Delaware corporation (collectively, the "Borrowers" and individually, as "Co-Borrower"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $208,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain Warehousing Credit and Security Agreement dated as of March 17, 1999, between the Borrowers and Lender, as the same has been and in the future may be amended or supplemented from time to time (as so amended or supplemented, the "Agreement"), and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain Second Amended and Restated Warehousing Promissory Note dated September 26, 2001 (the "Existing Note"), and is issued by the Borrowers to evidence their Obligations under the Agreement. All amounts owed by the Borrowers under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements in this Note are the joint and several promises and agreements of each Co-Borrower and constitute the joint and several obligation of each Co-Borrower. The release of any party to this Note does not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one Co-Borrower or all of the Co-Borrowers, and the Lender is not required to resort to enforcement against each Co-Borrower and the Lender's failure to proceed against or join each Co-Borrower does not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

          IN WITNESS WHEREOF, each Co-Borrower has executed this Note as of the day and year first above written.

                                         ACCREDITED HOME LENDERS, INC.,
                                         a California corporation


                                         By: ________________________________


                                         Its:________________________________



                                         ACCREDITED HOME CAPITAL, INC.,
                                         a Delaware corporation


                                         By: ________________________________


                                         Its:________________________________

                                                                     EXHIBIT A-2

                           FIRST AMENDED AND RESTATED
                            SUBLIMIT PROMISSORY NOTE


$10,500,000                                               Date: December _, 2001


     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation, and ACCREDITED HOME CAPITAL, INC., a Delaware corporation (collectively, the "Borrowers" and individually, as "Co-Borrower"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $10,500,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual line of credit in the above amount and is the Sublimit Promissory Note referred to in that certain Warehousing Credit and Security Agreement dated as of March 17, 1999, between the Borrowers and Lender, as the same has been and in the future may be amended or supplemented from time to time (as so amended or supplemented, the "Agreement"), and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain Sublimit Promissory Note dated March 17, 1999 (the "Existing Note"), and is issued by the Borrowers to evidence their Obligations under the Agreement. All amounts owed by the Borrowers under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements in this Note are the joint and several promises and agreements of each Co-Borrower and constitute the joint and several obligation of each Co-Borrower. The release of any party to this Note does not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one Co-Borrower or all of the Co-Borrowers, and the Lender is not required to resort to enforcement against each Co-Borrower and the Lender's failure to proceed against or join each Co-Borrower does not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, each Co-Borrower has executed this Note as of the day and year first above written.

                                      ACCREDITED HOME LENDERS, INC.,
                                      a California corporation


                                      By: ________________________________


                                      Its:________________________________



                                      ACCREDITED HOME CAPITAL, INC.,
                                      a Delaware corporation


                                      By: ________________________________


                                      Its:________________________________

                                                                     EXHIBIT A-3

                           FIRST AMENDED AND RESTATED
                           TERM LOAN PROMISSORY NOTE


$40,000,000                                               Date: December _, 2001


     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation, and ACCREDITED HOME CAPITAL, INC., a Delaware corporation (collectively, the "Borrowers" and individually, as "Co-Borrower"), hereby promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $40,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual line of credit in the above amount and is the Term Loan Promissory Note referred to in that certain Warehousing Credit and Security Agreement dated as of March 17, 1999, between the Borrowers and Lender, as the same has been and in the future may be amended or supplemented from time to time (as so amended or supplemented, the "Agreement"), and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain Term Loan Promissory Note dated March 17, 1999 (the "Existing Note"), and is issued by the Borrowers to evidence their Obligations under the Agreement. All amounts owed by the Borrowers under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements in this Note are the joint and several promises and agreements of each Co-Borrower and constitute the joint and several obligation of each Co-Borrower. The release of any party to this Note does not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one Co-Borrower or all of the Co-Borrowers, and the Lender is not required to resort to enforcement against each Co-Borrower and the Lender's failure to proceed against or join each Co-Borrower does not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

         IN WITNESS WHEREOF, each Co-Borrower has executed this Note as of the day and year first above written.


                                         ACCREDITED HOME LENDERS, INC.,
                                         a California corporation


                                         By: ________________________________


                                         Its:________________________________



                                         ACCREDITED HOME CAPITAL, INC.,
                                         a Delaware corporation


                                         By: ________________________________


                                         Its:________________________________

                                                                    EXHIBIT C-SF

                               REQUEST FOR ADVANCE

                          _____ ACCREDITED HOME LENDERS, INC.

                          _____ ACCREDITED HOME CAPITAL, INC.


Loan Number: ___________________________         Reviewed By: __________________
                                                 Warehouse
Mortgagor:   ___________________________         Date:        __________________
Address:     ___________________________         Effective
             ___________________________         Date:        __________________
Zip Code:    ___________________________

Status:      [_] Committed                       Loan Type:   [_] Prime   [_] FHA   [_] VA
             [_] Uncommitted                                  [_] Subprime/Grade
             [_] Wet Settlement    [_] Received               [_] RFC
             [_] Repurchased                                  [_] Non-performing
             [_] Closed-end Second                            [_] Seasoned Mortgage Loan
             [_] Section 32                                   [_] Eligible Subject Loan
             [_] Closed Loan                     Term:        [_] Fixed ______ Years
                                                              [_] ARM _______ Adjustment Period
                                                              [_] Balloon

Mortgage Note Amount:_____________________    Interest Rate:____________________________________

Mortgage Note Date:_______________________    Requested Warehouse Advance Amount: ______________

Investor:_________________________________    Title Company:____________________________________

Investor Contact:_________________________    Title Company Contact:____________________________

Investor Phone:___________________________    Title Company Phone:______________________________

Committed Purchase Price:_________________    Expiration Date:__________________________________

Purchase Commitment No.:__________________    Acquisition Price (if applicable):________________

                              FUNDING INSTRUCTIONS

[_] Wire Funding

     Account to Debit:_______________________    Date of Wire:__________________________________

                                                 Amount of Wire:________________________________

     Credit Acct. Name:______________________

     Bank Name:______________________________    Credit Acct. No.:______________________________

     City and State:_________________________    ABA No.:_______________________________________

     Ref:____________________________________    Advise:________________________________________

                             REQUIRED DOCUMENTATION

The following documents in connection with the above request are enclosed:

RIGHT

[_]   Original and 1 copy of Mortgage Note
[_]   Certified copy of Mortgage
[_]   Section 32 Compliance Documents (if applicable)
[_]   *Copy of Investor Purchase Commitment (or satisfactory evidence thereof)

LEFT

[_]   *Request for Advance (original and 1 copy)
[_]   *Copy of settlement or funding check (if applicable)
[_]   Recordable assignment of Mortgage
[_]   Certified copies of interim assignments of Mortgage (if applicable)

Please Note: Items designated with the "*" are required prior to a Wet Settlement Advance.


For the new value this day received, ____ACCREDITED HOME LENDERS, INC./ ____ACCREDITED HOME CAPITAL, INC. (individually, a "Borrower" and collectively, the "Borrowers"), hereby creates and grants in favor and for the benefit of RESIDENTIAL FUNDING CORPORATION (the "Lender"), a security interest in and to the Mortgage Loan described above, together with all related "Collateral," as more particularly described in the Warehousing Credit and Security Agreement (as amended, supplemented or otherwise modified) between the Borrowers and the Lender.

ACCREDITED HOME LENDERS, INC.                   ACCREDITED HOME CAPITAL, INC.



Authorized Signature:______________________     Authorized Signature:______________________

                                                                   EXHIBIT C-PRE

                             PREMIUM ADVANCE REQUEST

Date:______________

     Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement, dated as of March 17, 1999, between ACCREDITED HOME LENDERS, INC., a California corporation, ACCREDITED HOME CAPITAL, INC., a Delaware corporation (individually a "Borrower" and collectively, the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") (as the same has been may be further amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Premium Advance Request is submitted to the Lender pursuant to Section 2.2(a) of the Agreement.

     The undersigned Borrower hereby requests a Premium Advance in the aggregate principal amount of $________ to be made on ________________, 200_. After giving effect to such Premium Advance, the aggregate principal balance of all outstanding Premium Advances will be $________.

     The aggregate Mortgage Note Amount of all Eligible Subject Loans pledged under the Agreement as of the date hereof is $________. Two and one-half percent of such amount is $________ ("Amount A"). [The Residual Income Value of the amount by which the Aggregate Payment Obligation would increase upon the sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment is __% (the percentage value of the most recent addition to the Residual Income Value of the Aggregate Payment Obligation in a Qualifying Sale), or $________ ("Amount B"). Sixty percent of Amount B is $________ ("Amount c").] [The Residual Income Value of the amount by which the Aggregate Payment Obligation would increase upon the sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment is __% (the lesser of(i) __%, the percentage value of the most recent addition to the Residual Income Value of the Aggregate Payment Obligation or (ii) __%, the most recent percentage value of the entire Aggregate Payment Obligation) of the aggregate Mortgage Note Amount of all Eligible Subject Loans pledged under the Agreement, or $________ ("Amount B"). Sixty percent of Amount B is $________ ("Amount C").] The lesser of Amount A or Amount C is $________. The undersigned Borrower represents and warrants that it has no reason to believe that such amounts are incorrect. The amount of the Premium Advances requested are not more than the amount permitted by the Agreement to be borrowed pursuant to this Advance Request.

     The undersigned Borrower hereby certifies that no Default or Event of Default has occurred and is continuing and that all of such Borrower's representations and warranties in this Advance Request and the Agreement are currently true and correct and (to the extent applicable on or after their respective dates) are hereby republished. Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Borrowers and their Subsidiaries, taken as a whole. The undersigned Borrower acknowledges that the Lender will rely on the truth of each statement in this Advance Request in making the requested Premium Advances.

                                METHOD OF ADVANCE

Account to Debit:____________________     Date of Wire:_________________________

                                          Amount of Wire:_______________________

Credit Acct. Name:___________________

Bank Name:___________________________     Credit Acct. No.:_____________________

City and State:______________________     ABA No.:______________________________

Ref:_________________________________     Advise:_______________________________


                                          ACCREDITED HOME LENDERS, INC.,
                                          a California corporation


                                          By:  ___________________________


                                          Its: ___________________________


                                          ACCREDITED HOME CAPITAL, INC.,
                                          a Delaware corporation


                                          By:  ___________________________


                                          Its: ___________________________



                            FOR RFC INTERNAL USE ONLY

Repetitive Code:_____________________
Date:________________________________
Wire Initiator's Initials:___________   Wire Verifier's Initials:_____________

                                                                   EXHIBIT C-REO

                 REQUEST FOR ADVANCE REO MORTGAGE OR RECEIVABLE

Mortgage Companies: ACCREDITED HOME LENDERS, INC.
                    ACCREDITED HOME CAPITAL, INC.

REO Property Address:                  Loan Number:_____________________________

_____________________________________  Reviewed By:_____________________________

_____________________________________  Warehouse Date:__________________________

_____________________________________  Effective Date:__________________________

                                       Requested Warehousing Amt:_______________


                                METHOD OF ADVANCE

Account to Debit:____________________  Date of Wire:____________________________

Credit Acct. Name:___________________  Amount of Wire:__________________________

Bank Name:___________________________  Credit Acct. No.:________________________

City and State:______________________  ABA No.:_________________________________

Ref:_________________________________  Advise:__________________________________


                             REQUIRED DOCUMENTATION

     Attached please find the following documents in connection with the above request (Please check attached documents below):

     Right
     ( ) Original recorded or certified copy of REO Mortgage in favor of Lender, together with recording information or recording instructions (REO Advance only)
     ( ) Original property appraisal

     Left
     ( ) Request for Advance (original and one (1) copy)
     ( ) BPO
     ( ) Copies of checks for recording fees and registration taxes
     ( ) Proposed disposition plan for REO Property

                                                                   EXHIBIT C-REO

For the new value this day received, ___ ACCREDITED HOME LENDERS, INC./ ___ ACCREDITED HOME CAPITAL, INC.(individually, a "Borrower" and collectively, the "Borrowers"), hereby creates and grants in favor and for the benefit of RESIDENTIAL FUNDING CORPORATION (the "Lender"), a security interest in and to the REO Property described above, together with all related "Collateral," as more particularly described in the Warehousing Credit and Security Agreement (as amended, supplemented or otherwise modified) between the Borrowers and the Lender.

ACCREDITED HOME LENDERS, INC.            ACCREDITED HOME CAPITAL, INC.



Authorized Signature: ________________   Authorized Signature: ________________



                            FOR RFC INTERNAL USE ONLY
                            -------------------------

Repetitive Code: ___________________     Date: ___________________________
Wire Initiator's Initials: _________     Wire Verifier's Initials: _______

                                                                    EXHIBIT C-TL

                            TERM LOAN ADVANCE REQUEST
                            -------------------------

Date:___________________, 200_

     Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement, dated as of March 17, 1999, between ACCREDITED HOME LENDERS, INC., a California corporation, ACCREDITED HOME CAPITAL, INC., a Delaware corporation (individually a "Borrower" and collectively, the "Borrowers") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") (as the same has been may be further amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Term Loan Advance Request is submitted to the Lender pursuant to Section 2.3(a).

     The undersigned Borrower hereby requests a Term Loan Advance in the aggregate principal amount of $___________ to be made on __________, 200_, of which $__________ will be used to repay Premium Advances.

     The Term Loan Collateral Value of the Aggregate Payment Obligation and Interest-Only Certificates arising from the sale of Eligible Subject Loans to the Lender since the date of the preceding Term Loan Advance is $_________ . The Term Loan Collateral Value of all of the Aggregate Payment Obligation and Interest-Only Certificates included in the Collateral is $__________ . The outstanding principal balance of all Term Loan Advances, before giving effect to the requested Term Loan Advance, is $__________. The outstanding principal balance of all Premium Advances, before giving effect to the repayment of Premium Advances with the proceeds of the requested Term Loan Advance, is $__________ . The undersigned Borrower represents and warrants that it has no reason to believe that any of the foregoing amounts are incorrect. The principal amount of the Term Loan Advance will not exceed any of the limitations set forth in the Agreement.

     The undersigned Borrower hereby certifies that no Default or Event of Default has occurred and is continuing and that all of such Borrower's representations and warranties in this Advance Request and the Agreement are currently true and correct and (to the extent applicable on or after their respective dates) are hereby republished. Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Borrowers and their Subsidiaries, taken as a whole. The undersigned Borrower acknowledges that the Lender will rely on the truth of each statement in this Advance Request in making the requested Term Loan Advance.

                               METHOD OF ADVANCE
                               -----------------

Account to Debit:_____________________  Date of Wire:___________________________


                                        Amount of Wire:_________________________

Credit Acct. Name:____________________

Bank Name:____________________________  Credit Acct. No.:_______________________

City and State:_______________________  ABA No.:________________________________

Ref:__________________________________  Advise:_________________________________


                                        ACCREDITED HOME LENDERS, INC.,
                                        a California corporation

                                        By:  ___________________________________

                                        Its: ___________________________________


                                        ACCREDITED HOME CAPITAL, INC.,
                                        a Delaware corporation

                                        By:  ___________________________________

                                        Its: ___________________________________

                                                                EXHIBIT D-NP/REO

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                      NON-PERFORMING MORTGAGE LOANS AND REO
                                   PROPERTIES

                          ACCREDITED HOME LENDERS, INC.

                          ACCREDITED HOME CAPITAL, INC.

The following procedures and documentation requirements must be observed in all respects by the Borrower. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, Fannie Mae and Freddie Mac form numbers referred to herein are for convenience only and the Borrower shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance (Exhibit C-SF or Exhibit C-REO) and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance (Exhibit C-SF or Exhibit C-REO). Each folder should be labeled with the mortgagor name(s), Borrower loan number and Borrower name.

I. Prior to making a Nonperforming Advance, the Lender must receive the following SEVENTEEN (17) Days prior to such Nonperforming Advance.

         (1) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

         (2)  Investor repurchase demand letter (if applicable).

         (3) Summary of Mortgage Loan documentation or Investor problems, expected cure period, and servicing records (including payment history).

         (4) If not previously delivered to the Lender, original signed Mortgage Note, endorsed by the Borrower in blank with corresponding interim endorsements, if applicable, and one copy of same.

         (5) If not previously delivered to the Lender, original or certified true (by recorder's office or escrow/title company) copy of the Mortgage.

         (6) If not previously delivered to the Lender, original or certified true (by recorder's office or escrow/title company) copies of all interim assignments of the Mortgage. (If an interim assignment has not been recorded or sent for recordation, such original interim assignment). Mortgage Note must bear corresponding endorsements.

         (7) If not previously delivered to the Lender, an assignment of the Mortgage, endorsed by the Borrower in blank, in recordable form but unrecorded.

         (8) Original or copy of ALTA Mortgagee's Policy of Title Insurance or equivalent thereto, together with a copy of the preliminary title report for the Mortgage Loan.

         (9) Original VA Loan Guaranty Certificate, FHA Mortgage Insurance Certificate, or copy of Private Mortgage Insurance Certificate (if applicable).

         (10)  Original Appraisal of Mortgaged Property.

         (11)  Proof of all required tax payments.

         (12)  Proof of acceptable fire and casualty insurance.

         (13) Completed Borrower Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32 (if applicable).

         (14)  All other documentation required by the Lender.

II. Prior to the making of an REO Advance, the Lender must receive the following SEVENTEEN (17) Days prior to such REO Advance.

         (1)   Original Request for Advance against REO Property(Exhibit C-REO).

         (2) Original or certified true (by recorder's office) copy of REO Mortgage in favor of Lender, together with recording information or recording instructions.

         (3)   Original Appraisal of Mortgaged Property.

         (4)   Proof of all required tax payments.

         (5)   Proof of acceptable fire and casualty insurance.

         (6)   Servicing records (including previous payment history).

         (7)   Proposed disposition plan for REO Property.

         (8) Evidence that recording fees and registration taxes have been paid.

         (9) ALTA Mortgagee's Policy of Title Insurance or equivalent thereto obtained in connection with the loan closing.

         (10) Preliminary title report (or the equivalent) dated no more than 30 days prior to the date of REO Advance evidencing Borrower's ownership of REO Property.

         (11)  All other documentation required by the Lender.

III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor, pool custodian or attorneys conducting foreclosure sales. Unless otherwise agreed in writing the procedures set forth in Exhibit D-SF are to be followed for deliveries of Pledged Mortgages to Investors or Pool Custodian.

          The following procedures are to be followed for deliveries of Pledged Mortgages to attorneys conducting a foreclosure sale:

               No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Attorney conducting the foreclosure sale, the Lender must receive signed shipping instructions for the delivery of the Pledged Mortgages including the following:

               (1) Name and address of the office of the attorney to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;

               (2) Names of Mortgagor and Mortgage Note Amounts of Pledged Mortgages to be shipped; and

               (3) Confirmation that the attorney will execute and return the bailee letter (acknowledged instructions from the Borrower to do so).

Upon instruction by the Borrower, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, other pool custodian or attorney conducting a foreclosure sale. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Borrower, unless otherwise instructed in writing.

                                                                    EXHIBIT D-SF

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE FAMILY MORTGAGE LOANS

                         ACCREDITED HOME LENDERS, INC.

                         ACCREDITED HOME CAPITAL, INC.

The following procedures and documentation requirements must be observed in all respects by the Borrower. All documents must be satisfactory to the Lender in its sole discretion. The HUD, Fannie Mae and Freddie Mac form numbers referred to in this Exhibit are for convenience only. The Borrower must use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. Except for documents submitted through RFConnects Delivery, all Advance Requests and Collateral Documents must be submitted to the Lender in a manner satisfactory to the Lender. If a Wet Settlement Advance is being requested, the Advance Request and required collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents must be submitted with a cover letter identifying the mortgagor name(s) and the Borrower's loan number.

I.  PRIOR TO MAKING A WET SETTLEMENT ADVANCE, THE LENDER MUST  RECEIVE THE
    FOLLOWING:

    (1) An estimate of the amount of the requested Advance 1 Business Day prior to the date the requested Advance is to be made.

    (2) A copy of settlement or funding check issued to the escrow/title company, if applicable.

    (3) Either an electronic Advance Request (including RFConnects Pledge Agreement and list of Mortgage Loans) or a written Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and 1 copy of same.

    The following must be received by the Lender within 7 Business Days of the date the Wet Settlement Advance is to be made:

    (4) The original signed Mortgage Note, endorsed by the Borrower in blank with corresponding interim endorsements, if applicable, and 1 copy of same.

    (5) A copy of the Mortgage sent for recording certified true by the Borrower or the escrow/title company.

    (6) Copies of all interim assignments of the Mortgage certified true by the Borrower or the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

     (7) An assignment of the Mortgage, endorsed by the Borrower in blank, in recordable form but unrecorded.

     (8) Completed Borrower Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32 (if applicable).

II. PRIOR TO MAKING AN ADVANCE (OTHER THAN A WET SETTLEMENT ADVANCE OR AN ADVANCE AGAINST A SEASONED MORTGAGE LOAN), THE LENDER MUST RECEIVE ALL OF THE COLLATERAL DOCUMENTS LISTED IN SECTION I ABOVE.

III. AT LEAST SEVENTEEN (17) DAYS PRIOR TO MAKING AN ADVANCE AGAINST A SEASONED MORTGAGE LOAN, THE LENDER MUST RECEIVE THE FOLLOWING COLLATERAL DOCUMENTS:

     (1) All of the Collateral Documents listed in Section I above (if applicable).

     (2) A copy of the preliminary title report and title insurance policy for the Mortgage Loan.

     (3)  Proof of all required tax payments.

     (4)  A copy of the original appraisal related to the Mortgage Loan.

     (5)  Proof of acceptable fire and casualty insurance.

     (6)  Servicing records.

     (7)  All other documentation required by the Lender.

IV. ONLY THE LENDER WILL DELIVER THE MORTGAGE NOTES AND OTHER ORIGINAL COLLATERAL DOCUMENTS EVIDENCING PLEDGED MORTGAGES OR PLEDGED SECURITIES AND RELATED POOL DOCUMENTS TO THE INVESTOR OR POOL CUSTODIAN, UNLESS
     OTHERWISE AGREED IN WRITING.

A.   The following procedures must be followed for deliveries of Pledged
     Mortgages:

     No later than 1 Business Day prior to the requested shipment date, the Lender must receive the following:

     (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Mortgages including the following:

          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c) Names of mortgagor(s), Mortgage Note Amounts of Pledged Mortgages to be shipped and the Borrower's loan number; and

          (d)  Commitment number and expiration date of the Purchase Commitment.

     (2) For deliveries of Pledged Mortgages to Fannie Mae for cash purchase, the following additional documents are required:

          (a) Copy of Loan Schedule (Fannie Mae Form 1068 or 1069) showing the Lender's designated Fannie Mae payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to Freddie Mac for cash purchase, the following additional documents are required:

          (a) Original completed Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds; and

          (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within 2 Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

     No later than 1 Business Day prior to the requested shipment date, the Lender must receive the following:

     (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Mortgages to the Approved Custodian including the following:

     (a) Name and address of the office of the Approved Custodian to which the loan document are to be shipped, the desired shipping date and the preferred method of delivery;

     (b)  Instructions for endorsement of the Mortgage Note;

     (c) Name(s) of mortgagor(s) and Mortgage Note Amounts of Pledged Mortgages to be shipped and the Borrower's loan number; and

     (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

(2) For Fannie Mae Mortgage-backed Securities issuance, the following additional documents are required:

     (a)  Copy of Schedule of Mortgages (Fannie Mae Form 2005 or 2025); and

     (b) Copy of Delivery Schedule (Fannie Mae Form 2014), instructing Fannie Mae to issue the Mortgage-backed Securities in the name of the Borrower with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G55026) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Michele Troughton, Director."

(3) For Freddie Mac Mortgage-backed Securities issuance, the following additional documents are required:

     (a) Copy of Settlement Information and Delivery Authorization (Freddie Mac Form 939), designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE/NYC/CUST/G55026); and

     (b) Original Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE/NYC/CUST/G55026).

(4) For Ginnie Mae Mortgage-backed Securities issuance, the following additional documents are required:

     (a)  Signed copy of schedule of Mortgages (HUD Form 11706);

     (b) Signed copy of Schedule of Subscribers (HUD Form 11705) instructing Ginnie Mae to issue the Mortgage-backed Securities in the name of the

          Borrower and designating The Chase Manhattan bank as Agent for the Lender as the subscriber, using the following language: THE CHASE MANHATTAN BANK AS AGENT FOR RESIDENTIAL FUNDING CORPORATION SEG ACCT MANUF/CUST/G55026). The following instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Michele Troughton, Director;" and

     (c) Completed Original Release of Security Interest (HUD Form 117llA) to be executed by the Lender.

(5) No later than 2 Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as Schedule I.

Upon instruction by the Borrower, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause those Mortgage-backed Securities to be delivered to the Investor that issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities will be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender will return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Borrower, unless otherwise instructed in writing.

                                                      SCHEDULE I TO EXHIBIT D-SF

                         RESIDENTIAL FUNDING CORPORATION
                           WAREHOUSE LENDING DIVISION
                         SECURITY DELIVERY INSTRUCTIONS

--------------------------------------------------------------------------------

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE: ______________________     SETTLEMENT DATE: ___________________
ISSUER: _______________________________     SECURITY: $ ________________________
NO. OF CERTIFICATES: __________________     1) _________________________________
                                            2) _________________________________
                                            3) _________________________________

CUSIP NO. _________________
Pool No.: _________________  MI No.: ____________ Coupon Rate: _________________
Issue Date (M/D/Y):______________________________ Maturity Date (M/D/Y) ________

POOL TYPE (circle one):

Ginnie Mae:       GINNIE MAE I     GINNIE MAE II

Freddie Mac:      FIXED ARM        DISCOUNT NOTE

Fannie Mae:       FIXED ARM        DISCOUNT NOTE      DEBENTURES    REMIC


DELIVER TO:                           ( ) Versus Payment
            _________________________
                                      DVP AMOUNT $_____________
            _________________________
                                      ( ) Free Delivery
            _________________________
DELIVER TO:                           ( ) Versus Payment
            _________________________
                                      DVP AMOUNT $_____________
            _________________________
                                      ( ) Free Delivery
            _________________________
DELIVER TO:                           ( ) Versus Payment
            _________________________
                                      DVP AMOUNT $____________
            _________________________
                                      ( ) Free Delivery



AUTHORIZED SIGNATURE: __________________________________________________________

TITLE: _________________________________________________________________________

                                                                       EXHIBIT G

                                  SUBSIDIARIES

                                                             States in Which
                   Subsidiary                                Qualified to do        Percentage
   Borrower           Name           State of Formation         Business              Owned
   --------        ----------        ------------------      ----------------       -----------
Accredited Home   Accredited Home        Delaware               California             100%
 Lenders, Inc.     Capital, Inc.

                  Accredited Home        Delaware               California             100%
                  Acceptance, Inc.

Accredited Home
Capital, Inc.         None

                                                                    EXHIBIT I-SF

                             OFFICER'S CERTIFICATE

This Officer's Certificate is submitted to the Lender pursuant to Section 6.2(c) of the Warehousing Credit, Term Loan and Security Agreement between ACCREDITED HOME LENDERS, INC., a California corporation ("AHL"), and ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC sometimes referred to individually as a "Borrower" and are collectively referred to as "Borrowers") and RESIDENTIAL FUNDING CORPORATION ("Lender"), dated as of March 17, 1999 (as amended, restated, renewed or replaced, "Agreement"). Capitalized terms and Section numbers used in this Officer's Certificate without further definition refer to those terms and Sections set forth in the Agreement.

The undersigned hereby certify to Lender that as of the close of business on ______________ 20__ ("Statement Date") and with respect to the Borrowers (and, if applicable, the Borrowers' Subsidiaries on a consolidated basis):

1) As demonstrated by the attached calculations supporting this Officer's Certificate, each of the Borrowers satisfied the covenants set forth in Sections 7.7, 7.9 and 7.10 and AHL satisfied the covenants set forth in Sections 7.6 and 7.8 or, if the Borrowers or AHL did not satisfy any of those covenants, a detailed explanation is attached setting forth the nature and the period of existence of any Default or Event of Default and the action the Borrowers or AHL has taken, is taking or proposes to take with respect to that Default or Event of Default.

2) The Borrowers have not transferred (by sale or otherwise), pledged or granted a security interest in any Servicing Contracts, except as permitted under the terms of the Agreement.

3) The Borrowers have not made any payments in advance of the scheduled maturity date on any Subordinated Debt, and the Borrowers have not incurred any additional Debt that must be subordinated under the terms of Section 6.10.

4) The Borrowers were in full compliance with all applicable Investor net worth requirements, and in good standing with each Investor.

5) The undersigned have reviewed the terms of the Agreement and have made, or caused to be made under our supervision, a review in reasonable detail of the transactions and conditions of the Borrowers (and; if applicable, the Borrowers' Subsidiaries). That review has not disclosed, and the undersigned have no other knowledge of the existence of, any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached setting forth the nature and the period of existence of the Default or Event of Default and the action the Borrowers have taken, are taking or propose to take with respect that Default or Event of Default.

6) Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Borrowers as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Borrowers (and, if applicable, the Borrowers' Subsidiaries on consolidated basis) as of the Statement Date.

 Dated: ________________________ , 200_

                                           ACCREDITED HOME LENDERS, INC.,
                                           a California corporation

                                           By:  _______________________________

                                           Its: _______________________________


                                           ACCREDITED HOME CAPITAL, INC.,
                                           a Delaware corporation

                                           By:  _______________________________

                                           Its: _______________________________

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE


Borrowers Names:     ACCREDITED HOME LENDERS, INC. and ACCREDITED HOME
                     CAPITAL, INC. (and, if applicable, its Subsidiaries)


Statement Date: ___________________________

All financial calculations set forth in this Officer's Certificate are as of the Statement Date.

I.   TANGIBLE NET WORTH

     A.  The Tangible Net Worth of each Borrower is:

                                                                AHL                      AHC
                                                              -------------------------------------
            Excess of total assets over total liabilities:     $______________     $______________

            Plus:  Subordinated Debt not due within one
                   year of the Statement Date (or any portion
                   of that Subordinated Debt):                 $______________     $______________

            Minus: Advances or loans to shareholders,
                   directors, officers, employees or
                   Affiliates:                                 $______________     $______________

            Minus: Investments in Affiliates:                  $______________     $______________

            Minus: Assets pledged to secure liabilities not
                   included in Debt:                           $______________     $______________

            Minus: Intangible assets:                          $______________     $______________

            Minus: Other assets that HUD deems non-
                   acceptable:                                 $______________     $______________

            Minus: Other assets that Lender deems
                   unacceptable:                               $______________     $______________

            TANGIBLE NET WORTH                                 $______________     $______________

     B.     TANGIBLE NET WORTH (AS SET FORTH IN IMMEDIATELY
            PRIOR OFFICER'S CERTIFICATE)

     C.     Net Income of the Borrowers for Fiscal
            Quarters ending after Closing Date:

            March 31, 1999:                                    $______________

            June 30, 1999:                                     $______________

            September 30, 1999:                                $______________

            December 31, 1999:                                 $______________

            March 31, 2000:                                    $______________

            June 30, 2000:                                     $______________

            September 30, 2000:                                $______________

            December 31, 2000:                                 $______________

            March 31, 2001:                                    $______________

            June 30, 2001:                                     $______________

            September 30, 200l:                                $______________

            December 31, 200l:                                 $______________

     C.     Requirements of Section 7.7 of the Agreement:

            AHL'S TANGIBLE NET WORTH MUST BE AT LEAST $6,000,000, PLUS 50% OF ALL POSITIVE QUARTERLY NET INCOME SINCE THE DATE OF THIS AGREEMENT.

            REQUIRED MINIMUM AT STATEMENT DATE: $______________

            AHC'S TANGIBLE NET WORTH MUST NOT AT ANY TIME BE LESS THAN OR EQUAL TO $0.

     D.     Covenant Satisfied:  ______   Covenant Not Satisfied:  _______

II.  DEBT OF AHL

     Borrower's total liabilities calculated in accordance with
     GAAP, plus all indebtedness or other obligations for
     borrowed money or for the deferred purchase price of
     property or services                                            $__________

            Minus: Deferred taxes arising from capitalized
                   excess servicing fees and capitalized
                   servicing rights:                                 $__________

            Minus: Subordinated Debt not due within one
                   year of the Statement Date (or any portion
                   of that Subordinated Debt):                       $__________

     A.     DEBT (Total):                                            $__________

            Minus: Debt arising under Hedging Arrangements
                   (to the extent of assets arising
                   under those Hedging Arrangements):                $__________

     B.     DEBT (adjusted for Hedging Arrangements):                $__________

III. RATIO OF AHL'S DEBT TO TANGIBLE NET WORTH

     A. The ratio of AHL's Debt to Tangible Net Worth is ______________ to 1 (II.B. to I.A.):

     B.  Requirements of Section 7.6 of the Agreement:

         AHL'S RATIO OF DEBT TO TANGIBLE NET WORTH (CALCULATED ON A CONSOLIDATED BASIS) MUST NOT EXCEED 17 TO 1.

     C.  Covenant Satisfied: ____  Covenant Not Satisfied:  ____


IV.  LIQUID ASSETS OF AHL

     AHL has the following unrestricted unencumbered assets:

           Cash                                                 $_____________

           Funds on deposit in any United States bank:          $_____________

           Investment grade commercial paper:                   $_____________

           Money market funds:                                  $_____________

           Marketable securities:                               $_____________

     B.    Plus:  Mortgage Loans and Mortgage-backed
                  Securities held for sale (valued in
                  accordance with GAAP):                        $_____________

     C.    Minus: Outstanding principal of Debt against
                  which those Mortgage Loans and Mortgage-backed Securities are pledged as collateral: $_____________

     D.  LIQUID ASSETS                                          $_____________

     E.  Requirements of Section 7.8 of the Agreement:

         AHL'S LIQUID ASSETS MUST NOT BE LESS THAN $1,000,000.

     F.  Covenant Satisfied:  ____     Covenant Not Satisfied:   _____

V.   QUARTERLY NET INCOME OF THE BORROWERS

                                                       AHL              AHC
                                                      --------------------------
     A.  Net Income of the Borrowers for the most
         recently completed fiscal quarter dated:     $___________   $__________
         ___________:

     B. Requirements of Section 7.9 of the Agreement:

     THE NET INCOME OF THE BORROWERS FOR ANY FISCAL QUARTER ENDED AFTER THE DATE OF THIS AGREEMENT SHALL NOT BE LESS THAN ZERO.

     C. Covenant Satisfied: ___ Covenant Not Satisfied: ___

VI.  TRANSACTIONS WITH AFFILIATES

                                                 AHL                  AHC
                                           ------------------------------------

     A. Loans, advances, and extensions
        of credit by Borrowers to their
        Affiliates during the current
        fiscal year:                         $___________        $____________

     B. Capital contributions made by the
        Borrowers during the current fiscal
        year to Affiliates other than AHC
        and the Vicon Affiliates:            $___________        $____________

     C. Transfers, sales, pledges,
        assignments or other dispositions
        of assets made by the Borrowers
        during the current fiscal year to
        or on behalf of Affiliates other
        than sales of Mortgage Loans from
        AHL to AHC and purchases of Mortgage
        Loans by AHL from AHC and the Vicon
        Affiliates:                          $___________        $____________

     D. Management fees paid by the
        Borrowers during the current
        fiscal year to Affiliates other
        than by AHC to AHL:                  $___________        $____________

     E. Requirements of Section 7.10 of
        the Agreement:

          1. THE BORROWERS MAY NOT MAKE ANY LOANS, ADVANCES, EXTENSIONS OF CREDIT OR CAPITAL CONTRIBUTIONS TO THEIR AFFILIATES OTHER THAN
               (I) INVESTMENTS BY AHL IN AHC AND (II) INVESTMENTS BY AHL TOTALING NOT MORE THAN $350,000, IN THE AGGREGATE, IN VICON FINANCIAL SERVICES, INC. AND IN ONE OR MORE VICON AFFILIATES.

          Covenant Satisfied: ___ Covenant Not Satisfied: ___

          2. THE BORROWERS MAY NOT TRANSFER, SELL, PLEDGE, ASSIGN OR MAKE ANY OTHER DISPOSITION OF ASSETS TO OR ON BEHALF OF THEIR AFFILIATES OTHER THAN SALES OF MORTGAGE LOANS IN THE ORDINARY COURSE OF BUSINESS FROM AHL TO AHC.

          Covenant Satisfied: ___ Covenant Not Satisfied: ___

          3. BORROWER MAY NOT MERGE OR CONSOLIDATE WITH, OR PURCHASE OR ACQUIRE ANY ASSETS FROM, ITS AFFILIATES OTHER THAN PURCHASES OF MORTGAGE LOANS IN THE ORDINARY COURSE OF BUSINESS BY AHL (I) FROM ONE OR MORE VICON AFFILIATES OR (II) FROM AHC.

          Covenant Satisfied: ___ Covenant Not Satisfied: ___

          4. BORROWER MAY NOT PAY ANY MANAGEMENT FEES TO ITS AFFILIATES OTHER THAN THE PAYMENT OF MANAGEMENT FEES BY AHC TO AHL AS LONG AS
               THE SERVICES TO BE PROVIDED BY AHL AND THE MANAGEMENT FEES TO BE PAID BY AHC FOR THEM ARE NO LESS FAVORABLE TO AHL THAN THOSE AHC WOULD HAVE OBTAINED IN A COMPARABLE TRANSACTION WITH AN UNRELATED PERSON.

          Covenant Satisfied: ___ Covenant Not Satisfied: ___

                                                                     EXHIBIT N-l

                         THE RFCONNECTS PLEDGE AGREEMENT

     FOR VALUABLE CONSIDERATION, ACCREDITED HOME LENDERS, INC., a California corporation ("Borrower") grants to RESIDENTIAL FUNDING CORPORATION ("Lender") a security interest in the Mortgage Loans described on the list attached to this Pledge Agreement and all notes and documents evidencing, creating or securing the same (the "Pledged Loans") to secure the payment of all of the Obligations of Borrower, including, without limitation, all Obligations of Borrower under that Warehousing Credit and Security Agreement dated March 17, 1999, as amended, between Borrower, Accredited Home Capital, Inc., a Delaware corporation, and Lender (as amended or supplemented, the "Agreement").

     Borrower will deliver the Pledged Mortgages to Lender as required by the Agreement.

     Borrower agrees that this Pledge Agreement is binding upon and will inure to the benefit of the legal representatives, successors and assigns of Lender.

     All rights, interest, duties and liabilities of Borrower and Lender under this Pledge Agreement will be determined according to the laws of the State of Minnesota.

     All capitalized terms used in this Pledge Agreement that are not otherwise defined above are defined in the Agreement.

     IN WITNESS WHEREOF, Borrower has caused this Pledge Agreement to be executed by its duly authorized officers or agents as of this ____ day of _____, 200_.

                                       ACCREDITED HOME LENDERS, INC.,
                                       a California corporation

                                       By:  ______________________________

                                       Its: ______________________________


                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation

                                       By:  ______________________________

                                       Its: ______________________________

                                                                     EXHIBIT N-2

                         THE RFCONNECTS PLEDGE AGREEMENT

     FOR VALUABLE CONSIDERATION, ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("Borrower") grants to RESIDENTIAL FUNDING CORPORATION ("Lender") a security interest in the Mortgage Loans described on the list attached to this Pledge Agreement and all notes and documents evidencing, creating or securing the same (the "Pledged Loans") to secure the payment of all of the Obligations of Borrower, including, without limitation, all Obligations of Borrower under that Warehousing Credit and Security Agreement dated March 17, 1999, as amended, between Borrower, Accredited Home Lenders, Inc., a California corporation, and Lender (as amended or supplemented, the "Agreement").

     Borrower will deliver the Pledged Mortgages to Lender as required by the Agreement.

     Borrower agrees that this Pledge Agreement is binding upon and will inure to the benefit of the legal representatives, successors and assigns of Lender.

     All rights, interest, duties and liabilities of Borrower and Lender under this Pledge Agreement will be determined according to the laws of the State of Minnesota.

     All capitalized terms used in this Pledge Agreement that are not otherwise defined above are defined in the Agreement.

     IN WITNESS WHEREOF, Borrower has caused this Pledge Agreement to be executed by its duly authorized officers or agents as of this ____ day of _____, 200_.

                                       ACCREDITED HOME CAPITAL, INC.,
                                       a Delaware corporation

                                       By:  ______________________________

                                       Its: ______________________________


                                       RESIDENTIAL FUNDING CORPORATION,
                                       a Delaware corporation

                                       By:  ______________________________

                                       Its: ______________________________

                                                                       EXHIBIT P

                         TERMS OF GUARANTEED OBLIGATIONS

Each Borrower agrees to the following terms with respect to Advances made by Lender to the other Borrower:

1. Each Borrower irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Advances made to the other Borrower when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Notes and the Agreement, whether now existing or hereafter created or arising.

2. Each Borrower further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by the other Borrower of all duties, agreements and obligations of the other Borrower contained in the Notes and the Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Notes and the Agreement from the other Borrower (the payment and performance of the items set forth in Paragraphs 1 and 2 of this Exhibit P are collectively referred to as the "Other Borrower Debt").

3. In the event the other Borrower at any time fails to pay Lender any Other Borrower Debt when due, whether by acceleration or otherwise, each Borrower promises to pay such amount to Lender immediately, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).

4. Each Borrower (a) agrees to any modifications of any terms or conditions of any Other Borrower Debt and/or to any extensions or renewals of time of payment or performance by the other Borrower; (b) agrees that it is not necessary for Lender to resort to legal remedies against the other Borrower, nor to take any action against any other Person obligated (an "Obliger") on or against any collateral for payment or performance of the Other Borrower Debt before proceeding against such Borrower; (c) agrees that no release of the other Borrower or any other guarantor or Obligor, or of any collateral, for the Other Borrower Debt, whether by operation of law or by any act of Lender, with or without notice to such Borrower, shall release such Borrower; and (d) waives notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the state of Minnesota or any other state or territory of the United States.

5. The obligations of each Borrower for the Other Borrower Debt shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in the Agreement or the Notes, or any change in or extension of the manner, place or terms of payment of, all or any portion of the Other Borrower Debt; (b) the taking or failure to take any action to enforce the Agreement or the Notes, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by Lender of any provisions of the Agreement or the Notes; (c) any impairment, modification, change, release or limitation in any manner of the liability of the other Borrower or its estate in bankruptcy, or of any remedy for the enforcement of the other Borrower's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of the other Borrower;
(d) the merger or consolidation of the other Borrower, or any sale or transfer by the other Borrower of all or part of its assets or property; (e) any claim such Borrower may have against the other Borrower or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the other Borrower or any other Obligor;
(g) any other action or circumstance which (with or without notice to or knowledge of such Borrower) might in any manner or to any extent vary the risks of such Borrower or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Borrower that its obligations for the Other Borrower Debt will not be discharged except by the full payment and performance of the Other Borrower Debt.

6. Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from either Borrower or from any other source, shall be made on the Obligations and any other indebtedness owed by either Borrower and/or any other Obligor to Lender.

7. The obligations of each Borrower hereunder will continue to be effective, or will be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Borrower Debt is rescinded or must otherwise be restored or returned by Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to either Borrower or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Borrower Debt shall at such time be prevented by reason of the pendency against either Borrower or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Borrower agrees that its obligations for the Other Borrower Debt shall be deemed to have been declared in default or accelerated with the same effect as if such obligations had been declared in default and accelerated in accordance with their respective terms and each Borrower shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

8. Each Borrower hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the other Borrower that arises from the existence, payment, performance or enforcement of such Borrower's obligations for the Other Borrower Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of Lender against the other Borrower or any collateral that Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the other Borrower directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to either Borrower in violation of the preceding sentence and the Other Borrower Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Borrower for the benefit of, and held in trust for, Lender and shall immediately be paid to Lender to be credited and applied to the Other Borrower Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Borrower hereby specifically acknowledges that any subrogation rights that it may have against the other Borrower or any collateral that Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give such Borrower a defense to a deficiency judgment against it. Such Borrower hereby irrevocably waives such defense. Each Borrower acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

9. No postponement or delay on the part of Lender in the enforcement of any right with respect to the Obligations of either Borrower, including, without limitation, the Other Borrower Debt, shall constitute a waiver of such right and all rights of Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to Lender in any other agreement or by law.

10. Any indebtedness of either Borrower now or hereafter held by the other Borrower is hereby subordinated to the indebtedness of the Borrowers to Lender, and such indebtedness of either Borrower to the other Borrower shall, if Lender so requests, be collected, enforced and received by the Borrower to which it is owed as trustee for Lender and be paid over to Lender on account of the indebtedness of the other Borrower to Lender.

                                SEVENTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

         THIS SEVENTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 19th day of December, 2001, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Borrower and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Second Amended and Restated Warehousing Promissory Note in the principal sum of $208,100,000 dated September 26, 2001, a Sublimit Promissory Note in the principal amount of $10,500,000 dated March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 200l, that certain Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, and that certain Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 2001, and that certain Sixth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of September 26, 2001 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

         WHEREAS, the Borrower has asked the Lender to temporarily increase the Warehousing Commitment Amount and to amend certain terms of the Agreement, and the Lender has agreed to such temporary increase and such amendment, subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement. The effective date ("Effective Date") of this Amendment shall be December 12, 2001.

         2. Section 1.1 of the Agreement is amended to delete the definition of "Warehousing Commitment Amount" in its entirety, replacing it with the following definitions:


                 "Warehousinq Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from December 12, 2001, to and including January 15, 2002, the Warehousing Commitment Amount wiil be temporarily increased to $137,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, the Borrower must repay to the Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

         3. Section 2.1(b)(8) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                       (8) No Ordinary Warehousing Advance shall be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $125,000,000, during the period from December 12, 2001, to and including

            January 15, 2002, or (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make available to the Company (the "Ordinary Warehousing Sublimit").

         4. Upon execution of this Amendment, the Borrower agrees to pay to the Lender a commitment fee equal to $15,000.

         5. The Borrower must pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

         6. The Borrower must deliver to the Lender (a) four executed originals of this Amendment; (b) the $15,000 Commitment Fee; and (c) the $350 document production fee.

         7. The Borrower represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrower enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Borrower from the date of the Agreement to the date of this Amendment.

         8. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Borrower ratifies and reaffirms all of its obligations thereunder.

         9. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                [Remainder of this page left blank intentionally]

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                     ACCREDITED HOME LENDERS, INC., a California corporation

                                     By: /s/ [ILLEGIBLE]
                                         -----------------------------------

                                     Its: Exec vp
                                         -----------------------------------


                                     RESIDENTIAL FUNDING CORPORATION, a
                                     Delaware corporation

                                     By: /s/ [ILLEGEBLE]
                                         -----------------------------------

                                     Its: Director
                                         -----------------------------------

                                 SIXTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

         THIS SIXTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 26th day of September, 2001, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a First Amended and Restated Warehousing Promissory Note in the principal sum of $165,000,000 dated April 27, 1999, a Sublimit Promissory Note in the principal amount of $10,500,000 dated March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, that certain Fourth
 Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001, and that certain Fifth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 27, 200l (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

          WHEREAS, the Company has asked the Lender to increase temporarily the Warehousing Commitment Amount and to amend certain terms of the Agreement, and the Lender has agreed to such temporary increase and such amendment, subject to the terms and conditions of this Amendment.

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. The effective date ("Effective Date") of this Amendment shall be September 20, 2001.

         3. Section 1.1 of the Agreement is amended to delete the definition of "Warehousing; Commitment Amount" in its entirety, replacing it with the following definitions:

                 "Warehousine Commitment Amount" means $94,500,000. Notwithstanding the foregoing, during the period from September 20, 2001, to and including October 19,

         2001, the Warehousing Commitment Amount will be temporarily increased to $137,500,000. On the first Business Day following expiration of the temporary increase of the Warehousing Commitment Amount, the Company must repay to the Lender the amount by which the outstanding Warehousing Advances exceed the Warehousing Commitment Amount.

         4. Section 2.1(b)(8) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                 (8) No Ordinary Warehousing Advance shall be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed (i) $125,000,000, during the period from September 20, 2001, to and including October 19, 2001 or
            (ii) $82,000,000, at any other time, plus in each case any portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make availabie to the Company (the "Ordinary Warehousing Sublimit").

         5. Exhibit A-l and Exhibit M to the Agreement are deleted in their entirety and replaced with new Exhibit A-l and Exhibit M attached to this Amendment. All references in the Agreement to Exhibit A-1 or Exhibit M will be deemed to refer to new Exhibit A-l and Exhibit M.

         6. The First Amended and Restated Warehousing Promissory Note is amended and restated in its entirety as set forth in the Second Amended and Restated Promissory Note, in the form of Exhibit A-l attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing Promissory Note will be deemed to refer to the Second Amended and Restated Promissory Note delivered in connection with this Amendment.

         7. Upon execution of this Amendment, the Company agrees to pay to the Lender a commitment fee equal to $2,000.

         8. The Company must pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

         9. The Company must deliver to the Lender (a) four executed originals of this Amendment; (b) an executed original of the Second Amended and Restated Promissory Note; and (c) four executed Certificates of Secretary with corporate resolutions and certificate of incumbency of the Company.

         10. The Company represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

         11. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

         12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                [Remainder of this page left blank intentionally]

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                            ACCREDITED HOME LENDERS, INC., a
                                            California corporation


                                            By: /s/
                                               -----------------------------

                                            Its:  Executive Vice President
                                                ----------------------------


                                            RESIDENTIAL FUNDING CORPORATION,
                                            a Delaware corporation


                                            By: /s/ Mitchell K. Nomura
                                               -----------------------------
                                                    Mitchell K. Nomura

                                            Its:  Director
                                                ----------------------------

                                                                     EXHIBIT A-l

             SECOND AMENDED AND RESTATED WAREHOUSING PROMISSORY NOTE

$208,000,000                                             Date: September _, 2001


     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $208,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated as of March 17, 1999, between Borrower and Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement for, and not in satisfaction of, that certain First Amended and Restated Warehousing Promissory Note dated April 27, 200l (the "Existing Note"), and is issued by Borrower to evidence its Obligations under the Agreement. All amounts owed by Borrower under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     Borrower hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.


                                            ACCREDITED HOME LENDERS, INC.,
                                            a California corporation


                                            By:  _______________________________

                                            Its: _______________________________

                                                                       EXHIBIT M

                                 ELIGIBLE LOANS


For the purposes hereof, the following terms shall have the following meanings:

          "Acquisition Price" has the meaning given to it in the Agreement.

          "Closed Loan" means a Mortgage Loan that will be purchased by the Company from a third party originator with the Advance requested against it.

          "Government Mortgage Loan" means a closed-end First Mortgage Loan that is either HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan) or VA guaranteed.

          "HUD 203(K) Mortgage Loan" means an FHA-insured close-end First Mortgage Loan to an individual obligor the proceeds of which will be used for the purpose of rehabilitating and repairing the related single family property, and which satisfies the definition of "rehabilitation loan" in 24 C.F.R. 203.50(a).

          "Loan-to-Value Ratio" means, in respect of any Mortgage Loan, the ratio of (a) the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of origination to (b) the Appraised Value of such related improved real property.

          "Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan that is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program set forth in, and that is reported for insurance under, the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended, and the regulations related to that statute.

  The following aggregate limitations shall apply to Advances against Eligible
Loans:

          1.  Wet Settlement Advances:                  35% of the Ordinary
                                                        Warehousing Sublimit.

          2.  Advances against Second Mortgage Loans:   $25,000,000, during the
                                                        period from September
                                                        20, 2001, to and
                                                        including October 19,
                                                        2001; and $9,000,000,
                                                        at all other times.

          3.  Closed Loan Advances:                     Permitted for Eligible
                                                        Loans other than
                                                        Seasoned Mortgage Loans.

The following specified types of Single Family Mortgage Loans are Eligible Loans provided they conform in all respects with the terms of the Warehousing Agreement (the restrictions set forth for each of the following categories of Eligible Loans do not apply to either of the other categories:

1.   Prime Mortgage Loan

        a. Definition:                  A First Mortgage Loan with the following
                                        characteristics:

           i.  For a First Mortgage Loan, other than a Government Mortgage Loan:

               A. Underwritten substantially in accordance with Fannie Mae or
                  Freddie Mac underwriting standards (except as to maximum amount); and


               B. Loan to-Value Ratio not to exceed 80% or, if the Loan-to-Value
                  Ratio exceeds 80%, the amount by which such Prime Mortgage Loan exceeds 80% is insured by or subject to a commitment for mortgage insurance.

           ii. For a Government Mortgage Loan:

               A. HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a
                  Title I Mortgage Loan); or

               B. VA guaranteed.

        b. Interest Rate:                  1.25% over LIBOR.

        c. Prime Sublimit:                 $10,000,000.

        d. Committed/Uncommitted:          Purchase Commitment required.

        e. Committed First Mortgage Loan   98% of the least of (i) the Mortgage
           Advance Rate:                   Note Amount or (ii) the Committed
                                           Purchase Price or (iii) the
                                           Acquisition Price.

        f. Warehouse Period First          90 days; provided that Ordinary
           Mortgage Loan:                  Warehousing Advances in an aggregate
                                           amount not to exceed 20% of the
                                           Ordinary Warehousing Sublimit may
                                           remain outstanding against Mortgage
                                           Loans for 120 days.

2.      Subprime Mortgage Loan

        a. Definition:                     A First Mortgage Loan that is not a
                                           Prime Mortgage Loan, which has a risk
                                           rating of "A-", "B" or "C"
                                           (determined using under-writing
                                           standards which comply with industry
                                           standards in the sole judgment of the
                                           Lender), which is made to a mortgagor
                                           with a FICO Score of no less than
                                           500, and which is acceptable for
                                           purchase by at least two Investors.

        b. Interest Rate:                  1.25% over LIBOR.

        c. Subprime Sublimit:              $50,000,000, during the period from
                                           September 20, 2001, to and including
                                           October 19, 2001; and $15,000,000, at
                                           all other times.

        d. Committed/Uncommitted:          Purchase Commitment not required
                                           unless First Mortgage Loan exceeds
                                           $400,000

        e. Committed First Mortgage Loan   98% of the least of(i) the Mortgage
           Advance Rate:                   Note Amount or (ii) the Committed
                                           Purchase Price or (iii) the
                                           Acquisition Price.

        f. Uncommitted First Mortgage      98% of the Mortgage Note Amount.
           Loan Advance Rate:

        g. Warehouse Period First          90 days; provided, that Ordinary
           Mortgage Loan:                  Warehousing Advances in an aggregate
                                           amount not to exceed 20% of the
                                           Ordinary Warehousing Sublirnit may
                                           remain outstanding against Mortgage
                                           Loans for 120 days.

3.      Eligible Subject Loan

        a. Definition:                     As defined in the Agreement.

        b. Interest Rate:                  1.25% over LIBOR.

        c. Committed/Uncommitted:          Purchase Commitment required, if
                                           applicable.

        d. Committed Advance Rate:         100% of the least of (i) the Mortgage
                                           Note Amount, (ii) the Committed
                                           Purchase Price, or (iii) the
                                           Acquisition Price.

        e. Warehouse Period:               90 days; provided, that Ordinary
                                           Warehousing Advances in an aggregate
                                           amount not to exceed 20% of the
                                           Ordinary Warehousing Sublimit may
                                           remain outstanding against Mortgage
                                           Loans for 120 days.

 4.  Seasoned Mortgage Loan

     a. Definition:                        A First Mortgage Loan that (i) at the
                                           time of its origination, the Company
                                           in good faith believed would
                                           otherwise qualify as a Prime Mortgage
                                           Loan or a Subprime Mortgage Loan
                                           under this Agreement, (ii) as of the
                                           date of the Advance, the most recent
                                           contractual payment required by the
                                           terms of the Mortgage Loan has been
                                           paid in full or, if not paid, is not
                                           more than 20 days past its
                                           contractual due date, (iii) has not
                                           been a Nonperforming Mortgage Loan or
                                           REO Property as defined in the
                                           Agreement, (iv) is not currently and
                                           has not in the past been included in
                                           any bankruptcy plan or forbearance
                                           program, (v) does not involve a
                                           refinancing out of a foreclosure,
                                           (vi) was originated by and closed in
                                           the name of the Company, and (vii) is
                                           not subject to a colorable claim of
                                           fraud.

     b. Interest Rate:                     2.75% over LIBOR.

     c. Seasoned Mortgage Loan             $7,000,000.
        Sublimit:

     d. Committed/Uncommitted:             Purchase Commitment not required.

     e. Seasoned Mortgage Loan             An amount equal to the lesser of
        Advance Rate:                      (i) 85% of the Mortgage Note Amount
                                           of the related Seasoned Mortgage Loan
                                           or (ii) 90% of the BPO Value of the
                                           improved real property securing the
                                           Seasoned Mortgage Loan.

     f. Warehouse Period:                  300 days.

                                 FIFTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

         THIS FIFTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 27th day of April, 2001, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note in the principal sum of $158,000,000 dated as of March 17, 1999, a Sublimit Promissory Note in the principal amount of $10,500,000 dated as of March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated as March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001, and that certain Fourth Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of April 26, 2001 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

         WHEREAS, the Company has asked the Lender to amend certain terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1 .     All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. Upon the satisfaction of the conditions set forth in Sections 25, 26, and 27 of this Amendment, the "Effective Date" of this Amendment shall be April 30, 2001.

         3. Section 1.1 of the Agreement is amended to delete the definitions of "BPO Value," "Collateral Value," "Fair Market Value," "Ordinary Warehousing Sublimit" and "Warehousing Commitment Amount" in their entirety, replacing them with the following definitions:

                 "BPO Value" means, with respect to the improved real property securing any Mortgage Loan or any REO Property, the lowest fair market value for such real property or ownership interest and occupancy rights as set forth in an opinion of a real estate broker acceptable to the Lender as to the value of such improved real property if sold within a 60-day marketing period. Each such broker price opinion shall be obtained by the Lender from a real estate broker selected by the Lender in its sole discretion with substantial experience in the purchase and sale of similar properties in the geographic area in which the real property or ownership interest and occupancy rights to be valued is located.

                 "Collateral Value" means (a) with respect to any Eligible Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Eligible Loan under Section 2.1(c) hereof or (ii) the Fair Market Value of such Eligible Loan; (b) in the event Pledged Mortgages have been exchanged for Agency Securities, the lesser of (i) the amount of any Advances outstanding against the Eligible Loans backing such Agency Securities or (ii) the Fair Market Value of such Pledged Securities; (c) with respect to an REO Property, the lesser of (i) the amount of an Advance made against such REO Property under Section 2.1(c) hereof or (ii) the Fair Market Value of such REO Property; and (d) with respect to cash, the amount of such cash.

                 "Fair Market Value" means at any time for an Eligible Loan (other than a Seasoned Mortgage Loan) or the related Agency Security (if such Eligible Loan is to be used to back an Agency Security), (a) if such Eligible Loan or the related Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities (including, with respect to Mortgage Loans, any price recently obtained by the Company for a similar Mortgage Loan in an arms-length, whole loan sale transaction) and such other criteria as the Lender deems appropriate. For a Seasoned Mortgage Loan or a Nonperforming Mortgage Loan, Fair Market Value means at any time the lesser of: (a) if such Seasoned Mortgage Loan or Nonperforming Mortgage Loan is covered by a Purchase Commitment, the Committed Purchase Price, (b) the BPO Value of the related property, (c) the Appraised Property Value of the related property or (d) the market price for such Seasoned Mortgage Loan or Nonperforming Mortgage Loan, determined by the Lender based on market data for similar Mortgage Loans (including, with respect to Mortgage Loans, any price recently obtained by the Company for a similar Mortgage Loan in an arms-length, whole loan sale transaction) and such other criteria as the Lender deems appropriate. For an REO Property, Fair Market Value means at any time the lesser of: (a) the BPO Value of the related property, or (b) the Appraised Property Value of the related property. As long as no Default or Event of Default exists, any appraisal required to determine the Appraised Property Value of Seasoned Mortgage Loan, Nonperforming Mortgage Loan, or
   REO Property shall be at the expense of the Lender, but any such appraisals made while any Default or Event of Default is continuing shall be at the expense of the Company.

                 "Ordinary Warehousing Sublimit" has the meaning set forth in
   Section 2.1(b)(8) hereof.

                 "Warehousing Commitment Amount" means $94,500,000.

         4. Section 1.l of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

                 "Appraised Property Value" means with respect to an interest in real property, the then current fair market value of the real property and any improvements on it as of recent date determined in accordance with Title XI of FIRREA by a qualified appraiser who is a member of the American Institute of Real Estate Appraisers or other group of professional appraisers.

                 "Seasoned Mortgage Loan" has the meaning set forth in Exhibit
         M.

         5. Section 2.1(b) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                 2.1(b) Ordinary Warehousing Advances shall be used by the Company solely for the purpose of funding the acquisition, origination and retention of Eligible Loans and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Eligible Loans as Collateral therefor. Nonperforming Advances and REO Advances shall be used by the Company solely for the purpose of financing a Nonperforming Mortgage Loan or a REO Property; provided, however, Nonperforming Advances and REO Advances may not be used to finance Nonperforming Mortgage Loans or REO Properties previously financed, as either a Nonperforming Mortgage Loan or an REO Property, under another warehouse facility, except for Advances against Nonperforming Mortgage Loans and REO Properties financed under the Lehman Facility and pledged hereunder on or before the ninetieth (90th) day after the Closing Date in an aggregate amount not to exceed $2,000,000. Premium Advances shall be used by the Company for the purpose of funding the acquisition or origination of Eligible Subject Loans and for general corporate purposes: The limitations on the use of Ordinary Warehousing Advances set forth on Exhibit M attached hereto and made a part hereof shall be applicable. In addition, the following limitations on the use of Warehousing Advances shall be applicable:

                           (1) Except for Advances against Seasoned Mortgage
                 Loans, no Ordinary Warehousing Advance or Premium Advance shall be made against any Mortgage Loan which was closed more than ninety (90) days prior to the date of the requested Advance.

                           (2) No Ordinary Warehousing Advance shall be made
                 against any Seasoned Mortgage Loan which was closed more than one hundred eighty (180) days prior to the date of the requested Advance.

                           (3) No Warehousing Advance shall be made against a
                 Mortgage Loan other than an Eligible Loan or a Nonperforming Mortgage Loan or an REO Property.

                           (4) No Nonperforming Advance shall be made against a
                 Mortgage Loan that is not a First Mortgage Loan.

          (5) No Nonperforming Advance shall be made against any Mortgage Loan unless (i) such Mortgage Loan was originated by the Company, (ii) such Mortgage Loan was acquired by the Company within 90 days after its origination, (iii) such Mortgage Loan is secured by a First Mortgage on property which also secures a Second Mortgage Loan originated by the Company and such Second Mortgage Loan is an Eligible Subject Loan pledged to the Lender together with such First Mortgage Loan, or (iv) such Mortgage Loan is secured by a First Mortgage on property which also secures a Second Mortgage Loan acquired by the Company within 90 days after its origination, and such Second Mortgage Loan is an Eligible Subject Loan pledged to the Lender together with such First Mortgage Loan.

          (6) No Wet Settlement Advances shall be made against Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO Properties.

          (7) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed 35% of the Ordinary Warehousing Sublimit.

          (8) No Ordinary Warehousing Advance shall be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed $82,000,000 plus any portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make available to the Company (the "Ordinary Warehousing Sublimit").

          (9) The aggregate amount of Premium Advances outstanding at any one time shall not exceed $4,500,000.

          (10) The aggregate amount of Warehousing Advances against Lehman Mortgage Loans outstanding at any one time shall not exceed $50,000,000.

          (11) The aggregate amount of REO Advances outstanding at any one time shall not exceed $6,000,000.

          (12) The aggregate amount of REO Advances and Nonperforming Advances outstanding at any one time shall not exceed $8,000,000.

          (13) No Premium Advance may be made against any Mortgage Loan that is not an Eligible Subject Loan pledged hereunder.

          (14) Advances made against Seasoned Mortgage Loans secured by properties located in any one zip code may not exceed 20% of the applicable Sublimit.

          (15) The aggregate amount of Warehousing Advances against Seasoned Mortgage Loans outstanding at any one time shall not exceed $7,000,000.

         6. The introductory paragraph of Section 2.2 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                 2.2(a) The Company may obtain a Warehousing Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this
         Section 2.2 and in Exhibit D-SF with respect to Ordinary Warehousing Advances and Exhibit D-NP/REO with respect to Nonperforming Advances and REO Advances, attached hereto and made a part hereof, including the delivery of all documents listed in Exhibit D-SF or Exhibit D-NP/REO, as applicable (the "Collateral Documents") to the Lender. Requests for Advances shall be initiated by the Company by delivering to the Lender, no later than (i) in the case of requests for Premium Advances, 2 Business Days prior to the Business Day on which the Company desires to borrow hereunder, (ii) in the case of requests for Nonperforming Advances, REO Advances and Advances against Seasoned Mortgage Loans, 17 calendar days prior to the Business Day on which the Company desires to borrow hereunder, and (iii) in all other cases, the time provided by the Lender to the Company by Notice on the same Business Day on which the Company desires to borrow hereunder, a completed and signed request for an Advance (a "Warehousing Advance Request") on the then current form approved by the Lender. The current forms in use by the Lender are Exhibit C-PRE with respect to Premium Advances, Exhibit C-REO with respect to REO Advances, and Exhibit C-SF with respect to other Warehousing Advances attached hereto and made a part hereof (except, with respect to Ordinary Warehousing Advances, in the case of Warehousing Advance Requests submitted by RFConnects). The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

         7. Section 2.7(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                 2.7(a) The outstanding principal amount of all Ordinary Warehousing Advances other than Ordinary Warehousing Advances against Seasoned Mortgage Loans shall be payable in full on the Warehousing Maturity Date. The outstanding principal amount of all Ordinary Warehousing Advances against Seasoned Mortgage Loans shall be payable in full on the later of (i) the Warehousing Maturity Date or (ii) the date on which the number of days set forth for Seasoned Mortgage Loans on Exhibit M attached hereto and made a part hereof as the "Warehouse Period" elapse from the date of the initial Advance made by the Lender against each Seasoned Mortgage Loan.

         8. Section 2.7(e) of the Agreement is amended to add the following sections after Section 2.7(e)(8):

                        (9) The payment of a hazard insurance claim relating to
                 a Nonperforming Mortgage Loan or REO Property if the improved real property related thereto will not be rebuilt or repaired within ninety (90) days of the Company's receipt of such funds.

                 (10) With respect to any Nonperforming Mortgage Loan shipped to a foreclosure attorney or servicer under a bailee letter, ten (10) Business Days elapse without the Lender receiving a copy of such bailee letter acknowledged by such foreclosure attorney or servicer.

     9. Section 2.7(h) of the Agreement is amended to add the following sections after Section 2.7(h)(3):

                 (4) On the 15/th/ day of each month occurring 240 days or more after the date of an Ordinary Warehousing Advance against a Seasoned Mortgage Loan, the Company must prepay the outstanding principal amount of such Advance by five percent (5%) of the original amount of such Advance.

                 (5) Within fifteen (15) days after the Lender's receipt of a broker's price opinion with respect to the improved real property securing a Seasoned Mortgage Loan, the Company shall prepay the outstanding principal amount of the related Ordinary Warehousing Advance by the amount, if any, by which such outstanding principal amount exceeds the amount that would be advanced against such Seasoned Mortgage Loan given the new BPO Value thereof.

                 (6) Within fifteen (15) days after the payment of any private mortgage insurance claim relating to a Nonperforming Mortgage Loan or an REO Property, the Company shall prepay the outstanding principal amount of the related Ordinary Warehousing Advance by the amount of such private mortgage insurance payment.

     10. Section 2.7 of the Agreement is amended to add the following section after Section 2.7(i):

          2.7(j) The Lender reserves the right to determine the Fair Market Value of any Pledged Loan except for a Pledged Loan that is covered by a Purchase Commitment from Fannie Mae or Freddie Mac, or that is to be exchanged for an Agency Security if that Agency Security is not covered by a Purchase Commitment. The Company must pay to the Lender, without the necessity of prior demand or Notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, any amount required after any such determination to reduce the principal amount of the Advance outstanding against the revalued Pledged Loan to an amount equal to the Advance Rate for the applicable Eligible Loan type multiplied by the Fair Market Value of the Mortgage Loan.

     11. Section 2.11 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          2.11 Warehousing Fees. The Company agrees, at the time of each Warehousing Advance, except Warehousing Advances made as part of a Bulk Financing of Mortgage Loans other than Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO Properties, to pay to the Lender a Warehousing Fee (a) in the case of Advances against Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO

     Properties, in the amount of $400, and (b) in any other case, in the amount of $22.00, for each Mortgage Loan pledged as Collateral for such Advance. The Company further agrees, at the time of each Bulk Financing of Mortgage Loans other than Seasoned Mortgage Loans, Nonperforming Mortgage Loans or REO Properties, to pay to the Lender a Warehousing Fee in the amount of $15.00 for each Mortgage Loan pledged as Collateral for such Bulk Financing. Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     12. Section 2.12 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          2.12 Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances and the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, costs for UCC, tax lien and judgment searches conducted by the Lender, filing fees, charges for additional wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, the costs and expenses of broker's price opinions and, after and during the existence of a Default or Event of Default, appraisals obtained by the Lender, recording fees for REO Mortgages, the Funding Bank's service charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

     13. Section 5.15(c) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          5.15(c) Any Mortgage Loan and any related document included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advance Request for Mortgage Loans other than Seasoned Mortgage Loans and, in the case of Seasoned Mortgage Loans, not more than one hundred eighty (180) days prior to the date of the related Advance, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof, and each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein (subject in all cases to encumbrances permitted pursuant to the RFC Guide), and has or will have (except, in the case of an Eligible Subject Loan, as otherwise permitted in the RFC Guide) a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

     14. Section 5.15 of the Agreement is amended to add the following sections immediately after Section 5.15(j):

          5.15(k) Each property securing a Mortgage Loan and each REO Property against which an Advance is made hereunder is free from any environmental, lien, title, compliance, regulatory or survey defect, seizure or condemnation proceeding, or liability.

          5.15(l) None of the Pledged Mortgages consisting of Seasoned Mortgage Loans is secured by a Mortgage on a Manufactured Home, mobile home, or leasehold.

     15. Section 6.2(m) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          6.2(m)   As soon as available and in any event not later than the last day of each month, a report detailing the current performance, maintenance, marketing strategy, servicing and delinquency of each REO Property, each Nonperforming Mortgage Loan and each Seasoned Mortgage Loan as of the end of the immediately preceding month.

     16. Section 6.6 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          6.6 Notice. Give prompt Notice to the Lender of (a) any action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding involves a potential loss or liability to the Company or any Subsidiary in excess of $200,000, or any such proceedings threatened against the Company or any of its Subsidiaries in a writing containing the details thereof; (b) the filing, recording or assessment of any federal, state or local tax Lien against the Company, or any of its assets or any of its Subsidiaries; (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days; (d) the suspension, revocation or termination of the Company's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof; (e) the transfer, loss or termination of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer, loss or termination, if known to the Company; (f) a report detailing any of the following events: (i) any Nonperforming Mortgage Loan with respect to which the Company has commenced foreclosure proceedings by action, by advertisement, or by power of sale by sending a notice of default or notice of lis pendens, publishing or filing a notice of sale, filing a foreclosure action, or otherwise taking appropriate self-help, administrative or judicial action against the real property and (ii) and any Nonperforming Mortgage Loan that becomes an REO Property; and (g) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries, its properties, or assets may be subject.

     17. Article 6 of the Agreement is amended to add the following section immediately after Section 6.14:

          6.15 Option to Purchase Seasoned Mortgage Loans. Promptly notify the Lender of any proposal or offer from any Person that the Company intends to accept that involves the sale by the Company of any pool of loans 90% or more of the aggregate unpaid principal balance of which consists of Seasoned Mortgage Loans. Such Notice must be accompanied by a summary of the consideration and other material terms of such proposal or offer and such other information as the Lender may reasonably request. Such Notice shall constitute an offer by the Company to sell the pool of loans subject to such Notice to the Lender for the consideration and upon the terms set forth therein. Within two (2) Business Days after its receipt of such Notice, the Lender shall give written Notice to the Company as to whether the Lender accepts the offer of the Company to sell such pool of loans to the Lender. The offer described in this Section 6.15 shall be irrevocable until the time period within which the Lender may accept any such offer has elapsed.

     18. Section 7.13(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.13(a) Except in the case of a Mortgage Loan against which a Nonperforming Advance is outstanding, the Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities; provided, however, that the Company may amend or modify the terms and conditions of a Seasoned Mortgage Loan as long as such amendment or modification does not adversely affect the Fair Market Value of such Seasoned Mortgage Loan.

     19. Sections 8.1(f) and 8.1(g) of the Agreement are deleted in their entirety and the following are substituted in lieu thereof:

          8.1(f) A case (whether voluntary or involuntary) is filed by or against the Company or any Subsidiary of the Company under any applicable bankruptcy, insolvency or other similar federal or state law; or a court of competent jurisdiction appoints a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Subsidiary of the Company, or over all or a substantial part of their respective properties or assets; or the Company or any Subsidiary of the Company (1) consents to the appointment of or possession by a receiver (interim or permanent), liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Subsidiary of the Company, or over all or a substantial part of their respective properties or assets, (2) makes an assignment for the benefit of creditors, or (3) fails, or admits in writing its inability, to pay its debts as those debts become due; or

             8.1(g) [INTENTIONALLY OMITTED.]

       20. Section 8.2(a) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             8.2(a)  Upon the occurrence of any Event of Default described in
       Section 8.1(f), the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Notes and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

       21. Section 8.2(e) of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             8.2(e) The Company acknowledges that Mortgage Loans are collateral of a type that is the subject of widely distributed standard price quotations and that Mortgage-backed Securities are collateral of a type that is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of Pledged Securities, and agrees that the Lender may purchase Pledged Loans and Pledged Securities at a private sale of such Collateral.

       22. Section 8.3 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

             8.3 The Lender may apply the proceeds of any sale, disposition or other enforcement of the Lender's Lien on all or any portion of the Collateral to the payment of the Obligations in the order the Lender determines in its sole discretion. From and after the indefeasible payment to the Lender of all of the Obligations, any remaining proceeds of the Collateral will be paid to the Company, or to its successors or assigns, or as a court of competent jurisdiction may direct. If the proceeds of any sale, disposition or other enforcement of the Collateral are insufficient to cover the costs and expenses of that sale, disposition or other enforcement and payment in full of all Obligations, the Company is liable for the deficiency.

       23. Exhibit A-l, Exhibit C-SF Exhibit D-NP/REO, Exhibit D-SF and Exhibit M to the Agreement are deleted in their entirety and replaced with new Exhibit A-l, Exhibit C-SF, Exhibit D-NP/REO, Exhibit D-SF and Exhibit M attached to this Amendment. All references in the Agreement to Exhibit A-l, Exhibit C-SF, Exhibit D-NP/REO, Exhibit D-SF and Exhibit M will be deemed to refer to new Exhibit A-l, Exhibit C-SF, Exhibit D-NP/REO, Exhibit D-SF and Exhibit M.

       24. The Warehousing Promissory Note is amended and restated in its entirety as set forth in the First Amended and Restated Promissory Note, in the form of Exhibit A-l attached to this Amendment. All references in this Amendment and in the Agreement to the Warehousing

Promissory Note will be deemed to refer to the First Amended and Restated Promissory Note delivered in connection with this Amendment.

       25. Upon execution of this Amendment, the Company agrees to pay to the Lender a commitment fee equal to $8,750.

       26. The Company must pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

       27. The Company must deliver to the Lender (a) four executed originals of this Amendment; (b) an executed original of the First Amended and Restated Promissory Note; (c) four executed Certificates of Secretary with corporate resolutions and certificate of incumbency of the Company; (d) a current certified tax lien and judgment searches of the appropriate public records for each Borrower and the Guarantor, including a search of Uniform Commercial Code financing statements, which search will not have disclosed the existence of any prior Lien on the Collateral other than in favor of Lender or as permitted hereunder; (e) four original copies of a favorable written opinion of counsel to the Company, addressed to the Lender and dated as of the date of this Amendment, covering such matters as the Lender may reasonably request; and (f) current insurance information for the Company.

       28. The Company represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

       29. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

       30. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                       ACCREDITED HOME LENDERS, INC., a
                                       California corporation

                                       By: /s/ [SIGNATURE ILLEGIBLE]
                                          --------------------------------


                                       Its: Executive Vice President
                                           -------------------------------

                                       RESIDENTIAL FUNDING
                                       CORPORATION, a Delaware corporation



                                       By:/s/ [SIGNATURE ILLEGIBLE]
                                          ----------------------------------
                                       Its: Director
                                          ----------------------------------

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF SAN DIEGO   )

         On April 30, 2001, before me, a Notary Public, personally appeared Ray
W. McKewon, the Executive V.P. of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument:

  WITNESS my hand and official seal.
          [SEAL STAMP]                     /s/ Maureen E. Reyes
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires: 01/02/04
                                                                 ---------

STATE OF MINNESOTA   )
                     ) ss.
COUNTY OF HENNEPIN   )

         On May 9, 2001, before me, a Notary Public, personally appeared Gary Shev, the DIRECTOR of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

   WITNESS my hand and official seal.

            [SEAL STAMP]                   /s/ John A. Cooney
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires: 1-31-05

                                                                    Exhibit A-l

--------------------------------------------------------------------------------
                     FIRST AMENDED AND RESTATED WAREHOUSING
                                 PROMISSORY NOTE
--------------------------------------------------------------------------------

$165,000,000                             Date: April__, 2001

FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation (the "Borrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $165,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

This Note is given to evidence an actual warehouse line of credit in the above amount and is the Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated as of March 17, 1999, between Borrower and Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

This Note is given in replacement for, and not in satisfaction of, that certain Warehousing Promissory Note dated March 17, 1999 (the "Existing Note"), and is issued by Borrower to evidence its Obligations under the Agreement. All amounts owed by Borrower under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

This Note may be prepaid in whole or in part at any time without premium or penalty.

Should this Note be placed in the hands of attorneys for collection, Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

Borrowers hereby waive demand, notice, protest and presentment.

This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

Accredited/Warehousing Promissory Note
Revised: 4/27/2001

IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

                                     ACCREDITED HOME LENDERS, INC.,
                                     a California corporation

                                     By: _______________________________________

                                     Its:_______________________________________

STATE OF ________________)
                         ) ss.
COUNTY OF _______________)

On April ___, 2001, before me, a Notary Public, personally appeared ____________ _____________, the ________________________________of ACCREDITED HOME LENDERS,
INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


                                     ___________________________________________
                                     Notary Public
                                     (SEAL) My Commission Expires: _____________

                                                                   EXHIBIT C-SF

                               REQUEST FOR ADVANCE
                          ACCREDITED HOME LENDERS, INC.

Loan Number:  __________________________________________   Reviewed     ____________________________________
                                                           By:
                                                           Warehouse
Mortgagor:    ______________________                       Date:        ____________________________________
Address:      ______________________                       Effective
              ______________________                       Date:        ____________________________________
Zip Code:     ______________________

Status:       [_]    Committed           [_] Uncommitted   Loan Type:   [_] Prime [_] FHA [_] VA
              [_]    Wet Settlement      [_] Received                   [_] Subprime/Grade______
              [_]    Repurchased                                        [_] RFC
              [_]    Closed-end Second                                  [_] Nonperforming
              [_]    Closed Loan                                        [_] Seasoned Mortgage Loan
              [_]    Section 32                                         [_] Eligible Subject Loan

                                                           Term:        [_] Fixed _________ Years
                                                                        [_] ARM   _________Adjustment Period
                                                                        [_] Balloon

Mortgage Note Amount: ____________________________      Interest Rate:  ____________________________________
Mortgage Note Date:   ____________________________      Requested Warehouse Advance Amount: ________________
Investor: ________________________________________      Title Company:  ____________________________________
Investor Contact: ________________________________      Title Company Contact:  ____________________________
investor Phone: __________________________________      Title Company Phone: _______________________________
Committed Purchase Price: ________________________      Expiration Date: ___________________________________
Purchase Commitment No.: _________________________      Acquisition Price (if applicable): _________________

------------------------------------------------------------------------------------------------------------
                              FUNDING INSTRUCTIONS

[_]  Wire Funding
        Account to Debit:  _______________________      Date of Wire:      _________________________________
        Credit Acct. Name: _______________________      Amount of Wire:    _________________________________
        Bank Name: _______________________________      Credit Acct. No.:  _________________________________
                                                        ABA No.: ___________________________________________
     City and State: _____________________________
     Ref: ________________________________________      Advise: ____________________________________________

____________________________________________________________________________________________________________

                             REQUIRED DOCUMENTATION

  The following documents in connection with the above request are enclosed:

RIGHT

[_]   Original and 1 copy of Mortgage Note
[_]   Certified copy of Mortgage
[_]   Section 32 Compliance Documents (if applicable)
[_]  *Copy of Investor Purchase Commitment (or satisfactory evidence thereof)

LEFT

[_]  *Request for Advance (original and 1 copy)
[_]  *Copy of settlement or funding check (if applicable)
[_]   Recordable assignment of Mortgage
[_]   Certified copies of interim assignments of Mortgage (if applicable)


NOTE: Items designated with the "*" are required prior to a Wet Settlement
      Advance.


For the new value this day received, Accredited Home Lenders, Inc. (the "Company"), grants a security interest to Residential Funding Corporation
(the "Lender") in all of the Company's right, title and interest in and to the Mortgage Loan described above, together with all related "Collateral," as more particularly described in the Warehousing Credit, Term Loan and Security Agreement (as amended, supplemented or otherwise modified) between the Company and Lender.

ACCREDITED HOME LENDERS, INC.


Authorized Signature: ______________________

                                                                EXHIBIT D-NP/REO

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                      NONPERFORMING MORTGAGE LOANS AND REO
                                   PROPERTIES

The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, Fannie Mae and Freddie Mac form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance (Exhibit C-SF or Exhibit C-REO) and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance (Exhibit C-SF or Exhibit C-REO). Each folder should be labeled with the mortgagor name(s), Company loan number and Company name.

 I. PRIOR TO MAKING A NONPERFORMING ADVANCE, THE LENDER MUST RECEIVE THE FOLLOWING SEVENTEEN (17) DAYS PRIOR TO SUCH NONPERFORMING ADVANCE.

     (1) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

     (2)  Investor repurchase demand letter (if applicable).

     (3) Summary of Mortgage Loan documentation or Investor problems, expected cure period, and servicing records (including payment history).

     (4) If not previously delivered to the Lender, original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (5) If not previously delivered to the Lender, original or certified true (by recorder's office or escrow/title company) copy of the Mortgage.

     (6) If not previously delivered to the Lender, original or certified true (by recorder's office or escrow/title company) copies of all interim assignments of the Mortgage. (If an interim assignment has not been recorded or sent for recordation, such original interim assignment). Mortgage Note must bear corresponding endorsements.

     (7) If not previously delivered to the Lender, an assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

     (8) Original or copy of ALTA Mortgagee's Policy of Title Insurance or equivalent thereto, together with a copy of the preliminary title report for the Mortgage Loan.

     (9) Original VA Loan Guaranty Certificate, FHA Mortgage Insurance Certificate, or copy of Private Mortgage Insurance Certificate (if applicable).

     (10) Original Appraisal of Mortgaged Property.

     (11) Proof of all required tax payments.

     (12) Proof of acceptable fire and casualty insurance.

     (13) Completed Company Worksheet Concerning Applicability of Section
          32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32 (if applicable).

     (14) All other documentation required by the Lender.

II. PRIOR TO THE MAKING OF AN REO ADVANCE, THE LENDER MUST RECEIVE THE FOLLOWING SEVENTEEN (17) DAYS PRIOR TO SUCH REO ADVANCE.

     (1)  Original Request for Advance against REO Property (Exhibit C-REO).

     (2) Original or certified true (by recorder's office) copy of REO Mortgage in favor of Lender, together with recording information or recording instructions.

     (3)  Original Appraisal of Mortgaged Property.

     (4)  Proof of all required tax payments.

     (5)  Proof of acceptable fire and casualty insurance.

     (6)  Servicing records (including previous payment history).

     (7)  Proposed disposition plan for REO Property.

     (8)  Evidence that recording fees and registration taxes have been paid.

     (9) ALTA Mortgagee's Policy of Title Insurance, or equivalent thereto obtained in connection with the loan closing.

     (10) Preliminary title report (or the equivalent) dated no more than 30 days prior to the date of REO Advance evidencing Company's ownership of REO Property.

     (11) All other documentation required by the Lender.

III. THE LENDER EXCLUSIVELY SHALL DELIVER THE MORTGAGE NOTES AND OTHER ORIGINAL COLLATERAL DOCUMENTS EVIDENCING PLEDGED MORTGAGES OR PLEDGED SECURITIES AND RELATED POOL DOCUMENTS TO THE INVESTOR, POOL CUSTODIAN OR ATTORNEYS CONDUCTING FORECLOSURE SALES. UNLESS OTHERWISE AGREED IN WRITING THE PROCEDURES SET FORTH IN EXHIBIT D-SF ARE TO BE FOLLOWED FOR DELIVERIES OF PLEDGED MORTGAGES TO INVESTORS OR POOL CUSTODIAN.

     The following procedures are to be followed for deliveries of Pledged Mortgages to attorneys conducting a foreclosure sale:

          No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Attorney conducting the foreclosure sale, the Lender must receive signed shipping instructions for the delivery of the Pledged Mortgages including the following:

           (1) Name and address of the office of the attorney to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;

           (2) Names of Mortgagor and Mortgage Note Amounts of Pledged Mortgages to be shipped; and


           (3) Confirmation that the attorney will execute and return the bailee letter (acknowledged instructions from the Company to do so).

Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, other pool custodian or attorney conducting a foreclosure sale. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                                    EXHIBIT D-SF

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE FAMILY MORTGAGE LOANS

                          ACCREDITED HOME LENDERS, INC.


The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. The HUD, Fannie Mae and Freddie Mac form numbers referred to in this Exhibit are for convenience only. The Company must use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. Except for documents submitted through RFConnects Delivery, all Advance Requests and Collateral Documents must be submitted to the Lender in a manner satisfactory to the Lender. If a Wet Settlement Advance is being requested, the Advance Request and required collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents must be submitted with a cover letter identifying the mortgagor name(s) and the Company's loan number.

I.  PRIOR TO MAKING A WET SETTLEMENT ADVANCE, THE LENDER MUST RECEIVE THE
    FOLLOWING:

    (1) An estimate of the amount of the requested Advance 1 Business Day prior to the date the requested Advance is to be made.

    (2) A copy of settlement or funding check issued to the escrow/title company, if applicable.

    (3) Either an electronic Advance Request (including RFConnects Pledge Agreement and list of Mortgage Loans) or a written Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and 1 copy of same.

    The following must be received by the Lender within 7 Business Days of the date the Wet Settlement Advance is to be made:

    (4) The original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and 1 copy of same.

    (5) A copy of the Mortgage sent for recording certified true by the Company or the escrow/title company.

    (6) Copies of all interim assignments of the Mortgage certified true by the Company or the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

    (7) An assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

    (8) Completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the, disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with
        Section 32 (if applicable).

II. PRIOR TO MAKING AN ADVANCE (OTHER THAN A WET SETTLEMENT ADVANCE OR AN ADVANCE AGAINST A SEASONED MORTGAGE LOAN), THE LENDER MUST RECEIVE ALL OF THE COLLATERAL DOCUMENTS LISTED IN SECTION I ABOVE.

III. AT LEAST SEVENTEEN (17) DAYS PRIOR TO MAKING AN ADVANCE AGAINST A SEASONED MORTGAGE LOAN, THE LENDER MUST RECEIVE THE FOLLOWING COLLATERAL DOCUMENTS:

         (1) All of the Collateral Documents listed in Section I above (if applicable).

         (2) A copy of the preliminary title report and title insurance policy for the Mortgage Loan.

         (3)   Proof of all required tax payments.

         (4)   A copy of the original appraisal related to the Mortgage Loan.

         (5)   Proof of acceptable fire and casualty insurance.

         (6)   Servicing records.

         (7)   All other documentation required by the Lender.

IV. ONLY THE LENDER WILL DELIVER THE MORTGAGE NOTES AND OTHER ORIGINAL COLLATERAL DOCUMENTS EVIDENCING PLEDGED MORTGAGES OR PLEDGED SECURITIES AND RELATED POOL DOCUMENTS TO THE INVESTOR OR POOL CUSTODIAN, UNLESS OTHERWISE AGREED IN WRITING.

A.       The following procedures must be followed for deliveries of Pledged
         Mortgages:

         No later than 1 Business Day prior to the requested shipment date, the Lender must receive the following:

         (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Mortgages including the following:

               (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

               (b)  Instructions for endorsement of the Mortgage Note;

               (c) Names of mortgagor(s), Mortgage Note Amounts of Pledged Mortgages to be shipped and the Company's loan number; and

               (d) Commitment number and expiration date of the Purchase Commitment

         (2) For deliveries of Pledged Mortgages to Fannie Mae for cash purchase, the following additional documents are required:

               (a) Copy of Loan Schedule (Fannie Mae Form 1068 or 1069) showing the Lenders designated Fannie Mae payee code as recipient of the loan purchase proceeds.

         (3) For deliveries of Pledged Mortgages to Freddie Mac for cash purchase, the following additional documents are required:

           (a) Original completed Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds; and

           (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.


B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within 2 Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

     No later than 1 Business Day prior to the requested shipment date, the Lender must receive the following:

     (1) Signed shipping instructions or authenticated shipping instructions sent via RFConnects Delivery for the delivery of the Pledged Mortgages to the Approved Custodian including the following:

           (a) Name and address of the office of the Approved Custodian to which the loan document are to be shipped, the desired shipping date and the preferred method of delivery;

           (b)  Instructions for endorsement of the Mortgage Note;

           (c) Name(s) of mortgagor(s) and Mortgage Note Amounts of Pledged Mortgages to be shipped and the Company's loan number; and

           (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.

     (2) For Fannie Mae Mortgage-backed Securities issuance, the following additional documents are required:

           (a)  Copy of Schedule of Mortgages (Fannie Mae Form 2005 or 2025);
                and

           (b) Copy of Delivery Schedule (Fannie Mae Form 2014), instructing Fannie Mae to issue the Mortgage-backed Securities in the name of the Company with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G55026) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Michele Troughton, Director."

     (3) For Freddie Mac Mortgage-backed Securities issuance, the following additional documents are required:

           (a) Copy of Settlement Information and Delivery Authorization (Freddie Mac Form 939), designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE/NYC/CUST/G55026); and

              (b) Original Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G55026).

       (4) For Ginnie Mae Mortgage-backed Securities issuance, the following additional documents are required:

              (a)    Signed copy of schedule of Mortgages (HUD Form 11706);

              (b) Signed copy of Schedule of Subscribers (HUD Form 11705) instructing Ginnie Mae to issue the Mortgage-backed Securities in the name of the Company and designating The Chase Manhattan bank as Agent for the Lender as the subscriber, using the following language: THE CHASE MANHATTAN BANK AS AGENT FOR RESIDENTIAL FUNDING CORPORATION SEG ACCT MANUF/CUST/G55026). The following instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Managing Director or Michele Troughton, Director;" and

              (c) Completed Original Release of Security Interest (HUD Form 11711A) to be executed by the Lender.

       (5) No later than 2 Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as Schedule I.

       Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause those Mortgage-backed Securities to be delivered to the Investor that issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities will be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender will return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                      SCHEDULE I TO EXHIBIT D-SF


                         RESIDENTIAL FUNDING CORPORATION
                           WAREHOUSE LENDING DIVISION
                         SECURITY DELIVERY INSTRUCTIONS

INSTRUCTIONS MUST BE RECEIVED 2 BUSINESS DAYS IN ADVANCE OF PICK-UP/DELIVERY

BOOK-ENTRY DATE:______________________   SETTLEMENT DATE:______________________

ISSUER:_______________________________   SECURITY: $___________________________

NO. OF CERTIFICATES:__________________   1)____________________________________

                                         2)____________________________________

                                         3)____________________________________
CUSIP NO.____________________
Pool No. ______________      MI No.____________  Coupon Rate:___________________________
Issue Date (M/D/Y):____________________          Maturity Date (M/D/Y):_________________

POOL TYPE (circle one):

Ginnie Mae:           GINNIE MAE I         GINNIE MAE II

Freddie Mac:          FIXED ARM            DISCOUNT NOTE

Fannie Mae:           FIXED ARM            DISCOUNT NOTE          DEBENTURES       REMIC

DELIVER TO:     _____________________         (  )  Versus Payment

                _____________________         DVP AMOUNT $_________________________

                _____________________         (  )  Free Delivery

DELIVER TO:     _____________________         (  )  Versus Payment

                _____________________         DVP AMOUNT $_________________________

                _____________________         (  )  Free Delivery

DELIVER TO:     _____________________         (  )  Versus Payment

                _____________________         DVP AMOUNT $_________________________

                _____________________         (  )  Free Delivery


AUTHORIZED SIGNATURE:___________________________________________________________________

TITLE:__________________________________________________________________________________

                                                                       EXHIBIT M

                                 ELIGIBLE LOANS

For the purposes hereof, the following terms shall have the following meanings:

              "Acquisition Price" has the meaning given to it in the Agreement.

              "Closed Loan" means a Mortgage Loan that will be purchased by the Company from a third party originator with the Advance requested against it.

              "Government Mortgage Loan" means a closed-end First Mortgage Loan that is either HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan) or VA guaranteed.

              "HUD 203(K) Mortgage Loan" means an FHA-insured close-end First Mortgage Loan to an individual obligor the proceeds of which will be used for the purpose of rehabilitating and repairing the related single family property, and which satisfies the definition of "rehabilitation loan" in 24 C.F.R. 203.50(a).

              "Loan-to-Value Ratio" means, in respect of any Mortgage Loan, the ratio of (a) the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of origination to (b) the Appraised Value of such related improved real property.

              "Title I Mortgage Loan" means an FHA co-insured closed-end First Mortgage Loan or Second Mortgage Loan that is underwritten in accordance with HUD underwriting standards for the Title I Property Improvement Program set forth in, and that is reported for insurance under, the Mortgage Insurance Program authorized and administered under Title I of the National Housing Act of 1934, as amended, and the regulations related to that statute.

The following aggregate limitations shall apply to Advances against Eligible
Loans:

       1.     Wet Settlement Advances:                 35% of the Ordinary
                                                       Warehousing Sublimit.

       2.     Advances against Second Mortgage Loans:  $9,000,000.

       3.     Closed Loan Advances:                    Permitted for Eligible
                                                       Loans other than Seasoned
                                                       Mortgage Loans.

The following specified types of Single Family Mortgage Loans are Eligible Loans provided they conform in all respects with the terms of the Warehousing Agreement (the restrictions set forth for each of the following categories of Eligible Loans do not apply to either of the other categories:

1.     Prime Mortgage Loan

       a.     Definition:   A First Mortgage Loan with the following
                            characteristics:

              (i)   For a First Mortgage Loan, other than a Government Mortgage
                    Loan:

                    A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and

                    B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the amount by which such Prime Mortgage Loan exceeds 80% is insured by or subject to a commitment for mortgage insurance.

              (ii)  For a Government Mortgage Loan:

                    A. HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan); or

                    B.   VA guaranteed.


       b.     Interest Rate:              1.25% over LIBOR.

       C.     Prime Sublimit:             $10,000,000.

       d.     Committed/Uncommitted:      Purchase Commitment required.

       e.     Committed First Mortgage
              Loan Advance Rate:          98% of the least of (i) the Mortgage
                                          Note Amount or (ii) the Committed
                                          Purchase Price or (iii) the
                                          Acquisition Price.
       f.     Warehouse Period First
              Mortgage Loan:              90 days; provided that Ordinary
                                          Warehousing Advances in an aggregate
                                          amount not to exceed 20% of the
                                          Ordinary Warehousing Sublimit may
                                          remain outstanding against Mortgage
                                          Loans for 120 days.

2.  Subprime Mortgage Loan

    a.  Definition:  A First Mortgage Loan that is not a Prime Mortgage Loan, which has a risk rating of "A-", "B" or "C" (determined using underwriting standards which comply with industry standards in the sole judgment of the Lender), which is made to a mortgagor with a FICO Score of no less than 500, and which is acceptable for purchase by at least two Investors.

    b.  Interest Rate:                1.25% over LIBOR.

    C.  Subprime Sublimit:            $15,000,000.

    d.  Committed/Uncommitted:        Purchase Commitment not required unless
                                      First Mortgage Loan exceeds $400,000

    e.  Committed First Mortgage
        Loan Advance Rate:            98% of the least of (i) the Mortgage Note
                                      Amount or (ii) the Committed Purchase
                                      Price or (iii) the Acquisition Price.

    f.  Uncommitted First
        Mortgage Loan Advance
        Rate:                         98% of the Mortgage Note Amount.

    g.  Warehouse Period First
        Mortgage Loan:                90 days; provided, that Ordinary
                                      Warehousing Advances in an aggregate
                                      amount not to exceed 20% of the Ordinary
                                      Warehousing Sublimit may remain
                                      outstanding against Mortgage Loans for 120 days.

3.  Eligible Subject Loan

    a.  Definition:                   As defined in the Agreement.

    b.  Interest Rate:                1.25% over LIBOR.

    C.  Committed/Uncommitted:        Purchase Commitment required, if
                                      applicable.

    d.  Committed Advance Rate:       100% of the least of (i) the Mortgage Note
                                      Amount, (ii) the Committed Purchase Price, or (iii) the Acquisition Price.

         e.  Warehouse Period:      90 days; provided, that Ordinary Warehousing
                                    Advances in an aggregate amount not to
                                    exceed 20% of the Ordinary Warehousing
                                    Sublimit may remain outstanding against
                                    Mortgage Loans for 120 days.

 4.      Seasoned Mortgage Loan

         a.  Definition:   A First Mortgage Loan that (i) at the time of its
                           origination, the Company in good faith believed would otherwise qualify as a Prime Mortgage Loan or a Subprime Mortgage Loan under this Agreement, (ii) as of the date of the Advance, the most recent contractual payment required by the terms of the Mortgage Loan has been paid in full or, if not paid, is not more than 20 days past its contractual due date, (iii) has not been a Nonperforming Mortgage
                           Loan or RYEO Property as defined in the Agreement,
                           (iv) is not currently and has not in the past been included in any bankruptcy plan or forbearance program, (v) does not involve a refinancing out of a foreclosure, (vi) was originated by and closed in the name of the Company, and (vii) is not subject to a colorable claim of fraud.

         b.  Interest Rate:           2.75% over LIBOR.


         C.  Seasoned Mortgage
             Loan Sublimit:           $7,000,000.


         d.  Committed/Uncommitted:   Purchase Commitment not required.


         e.  Seasoned Mortgage
             Loan Advance Rate:       An amount equal to the lesser of (i) 85%
                                      of the Mortgage Note Amount of the related
                                      Seasoned Mortgage Loan or (ii) 90% of the
                                      BPO Value of the improved real property
                                      securing the Seasoned Mortgage Loan.


         f.  Warehouse Period:        300 days.

                                FOURTH AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 26th day of April, 2001, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note in the principal sum of S158,000,000 dated as of March 17, 1999, a Sublimit Promissory Note in the principal amount of $10,500,000 dated as of March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated as March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000, that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000, and that certain Third Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of January 31, 2001 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

     WHEREAS, the Company has asked the Lender to amend certain terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. Upon the satisfaction of the conditions set forth in Section 10 of this Amendment, the "Effective Date" of this Amendment shall be April 27, 2001, except for (a) Section 4 of this Amendment, the Effective Date of which shall be March 1, 200l and (b) Sections 5, 6, and 8 of this Amendment, the Effective Date of which shall be March 29, 2001.

     3. Section 1.1 of the Agreement is amended to delete the definition of Bank United Facility" in its entirety.

     4. Section 1.1. of the Agreement is to delete the definition of "Lehman Facility" in its entirety, replacing it with the following definition:

          "Lehman Facility" means the facility provided for in the Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of March 1, 2001, as amended, between the Company and Lehman Brothers Bank, FSB.

     5. Section 1.1 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

          "Household Facility" means the facility provided for in the Warehouse Line Revolving Credit Agreement dated as of April 6, 2001, as amended, between the Company and Household Commercial Financial Services, Inc.

          "Morgan Facility" means the facility provided for in the Master Loan and Security Agreement dated as of March 29, 2001, as amended, between the Company and Morgan Stanley Dean Witter Mortgage Capital Inc.

     6. Section 7.2 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.2 Sale or Pledge of Assets. Sell or otherwise dispose of any existing or future Servicing Contracts of the Company; pledge or otherwise grant any Lien on any of its properties or assets (including, without limitation, the Collateral and any Servicing Contracts) other than (a) to the Lender, (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Company or any Subsidiary, (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair its use in operation of its business, (e) Liens on equipment to secure Debt incurred solely to acquire such equipment up to an aggregate amount of $1,500,000 in addition to Liens outstanding as of the Closing Date, or with the prior written consent of Lender, (f) Liens on Mortgage Loans financed pursuant to the Lehman Facility; (g) Liens on Mortgage Loans financed pursuant to the Household Facility; or (h) Liens on Mortgage Loans financed pursuant to the Morgan Facility, or omit to take any action required to keep any Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Company's business.

     7. Section 7.6 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.6 Debt to Tangible Net Worth Ratio. Permit the ratio of Debt (excluding, for this purpose only, Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements) to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed (i) from the Closing Date, to and including December 30, 1999, 20 to 1; and (ii) from and after December 31, 1999, 17 to 1.

     8. Section 7.12 of the Agreement is deleted in its entirety and the following is substituted in lieu thereof:

          7.12 Gestation Facilities. Directly or indirectly sell or finance Pledged Mortgages under any Gestation Agreements other than the Lehman Facility, the Household Facility or the Morgan Facility; provided, that no Ordinary Warehousing Advance shall be made against any Pledged Mortgage sold or financed under the Lehman Facility, the Household Facility or the Morgan Facility after initially being pledged hereunder.

     9. The Company must pay all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

     10. The Company must deliver to the Lender (a) four executed originals of this Amendment; and (b) four executed Certificates of Secretary with corporate resolutions and certificate of incumbency of the Company.

     11. The Company represents, warrants and agrees that as of the Effective Date there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     12. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                             ACCREDITED HOME LENDERS, INC., a
                                             California corporation



                                             By: /s/ [ILLEGIBLE]
                                                ---------------------------

                                             Its: Executive Vice President
                                                 --------------------------

                                             RESIDENTLAL FUNDING
                                             CORPORATION, a Delaware corporation



                                             By: /s/ [ILLEGIBLE]
                                                ---------------------------

                                             Its: Director
                                                 --------------------------

STATE OF CALIFORNIA )
                    )ss.
COUNTY OF SAN DIEGO )



          On April 30, 2001, before me, a Notary Public, personally appeared
Ray W. McKewon the Executive V.P. of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


        WITNESS my hand and official seal.

        [SEAL]                               /s/ Maureen E. Reyes
                                             ---------------------------------
        [STAMP]                              Notary Public
                                             My Commission Expires: 01/02/04
                                                                   -----------

STATE OF MINNESOTA  )
                    )ss.
COUNTY OF HENNIPIN  )

          On May 9, 2001, before me, a Notary Public, personally appeared
GARY SHEV the DIRECTOR of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.

        [SEAL]                               /s/ John A. Cooney
                                             ----------------------------------
        [STAMP]                              Notary Public
                                             My Commission Expires: 1-31-05
                                                                   ------------

                                 THIRD AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

       THIS THIRD AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 31/st day of January, 2001, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

       WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note in the principal sum of $158,000,000 dated as of March 17, 1999, a Sublimit Promissory Note in the principal amount of $10,500,000 dated as of March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated as March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as amended by that certain First Amendment to Warehousing Credit, Term Loan and Security Agreement dated as of February 24, 2000 and by that certain Second Amendment to Warehousing Credit, Term Loan and Security Agreement dated as July 12, 2000 (as amended hereby and as the same may hereafter be amended, supplemented, or otherwise modified from time to time, the "Agreement"); and

       WHEREAS, the Company has asked the Lender to amend certain terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

       NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

       2. The Effective Date of this Amendment shall be January 31, 2001, the date on which the Company has complied with all the terms and conditions of this Amendment.

       3. The definition of "Eligible Securitization Transaction" set forth in Section 1.1 of the Agreement is amended to read in its entirety as follows:

              "Eligible Securitization Transaction" means a Securitization Transaction in which (a) the Company enters into an agreement whereby an Affiliate of the Lender shall sponsor, through one of its trusts or subsidiaries, such Securitization Transaction and an Affiliate of the Lender shall function as sole lead manager or lead manager in the distribution of the resulting securities; or (b) an Affiliate of the Lender functions (at such Affiliate's option and on terms and conditions acceptable to the Lender and such Affiliate) as sole lead manager, lead manager, co-lead manager or syndicate underwriter in the distribution of the securities resulting from such Securitization Transaction. In addition, if the Lender has provided written notice to the Company that none of the Lender's Affiliates desires to act as sole lead manager, lead manager, co-lead manager or syndicate underwriter in the distribution of the securities resulting from a Securitization Transaction proposed by the Company (as contemplated by clauses (a) and (b), above), such Securitization Transaction shall be deemed to be an "Eligible Securitization Transaction" if its structure, including, without limitation, the structure of the Mortgage Pool backing such Securitization Transaction, and the structure of the resulting Interest-only Certificate, are acceptable to the Lender, in its sole and absolute discretion.

       4. Subsection (1) of Section 2.3(b) of the Agreement is hereby amended to read in its entirety as follows:


              (1) No Term Loan Advance shall be made if, after giving effect thereto, (i) the initial principal amount of such Term Loan Advance, plus the initial principal amount of all prior Term Loan Advances, would exceed $40,000,000, or (ii) the aggregate outstanding principal balance of all Term Loan Advances would exceed the Term Loan Collateral Value.

       5. Section 2.3(b) of the Agreement is hereby amended by adding a new Subsection (4) that reads in its entirety as follows:


              (4) The initial principal amount of all Term Loan Advances against Pledged Interest-Only Certificates issued in Eligible Securitization Transactions shall not exceed $20,000,000.

       6. Exhibit E, Exhibit G and Exhibit O to the Agreement are hereby deleted in their entirety and replaced with new Exhibit E, Exhibit G and Exhibit O attached to this Amendment. All references in the Agreement Exhibit E, Exhibit G and Exhibit O will be deemed to refer to the new Exhibit E, Exhibit G and Exhibit O.

       7. The Company shall pay a document production fee of $350 and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

       8. The Company represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

       9. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written,

                                           ACCREDITED HOME LENDERS, INC., a
                                           California corporation


                                           By: /s/ ILLEGIBLE
                                              ----------------------------------

                                           Its: Executive Vice President
                                               ---------------------------------


                                           RESIDENTIAL FUNDING CORPORATION, a
                                           Delaware corporation


                                           By:  /s/ Gary H. Shev
                                              ----------------------------------

                                           Its: Director
                                               ---------------------------------

STATE OF CALIFORNIA     )
                        )ss.
COUNTY OF SAN DIEGO     )

       On January 31, 2001, before me, a Notary Public, personally appeared Ray
W. McKewon, the Executive VP of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

       WITNESS my hand and official seal.

                                              /s/ Laura Parra
                                             -----------------------------------
[STAMP]                                      Notary Public
                                             My Commission Expires: March 11, 04
                                                                    ------------

STATE OF California     )
                        )ss.
COUNTY OF Los Angeles   )

       On February 12, 2001, before me, a Notary Public, personally appeared Gary H. Skev, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

       WITNESS my hand and official seal.

                                              /s/ Nancy Pau
                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: 2/19/04
                                                                    ------------
       (SEAL)

                                                               [STAMP]

                                                                       EXHIBIT E

                         SCHEDULE OF SERVICING CONTRACTS
                                       FOR
                       THE BORROWER'S SERVICING PORTFOLIO

Pooling and Servicing Agreement dated as of September 1, 1996, as amended by Amendment No. 1 to Pooling and Servicing Agreement dated as of July 1, 1998, each between the Borrower and Bankers Trust Company and each relating to Accredited Mortgage Loan Trust 1996-1.

Pooling and Servicing Agreement dated as of February 1, 2000, among the Borrower, Accredited Mortgage Loan Trust 2000-1, Advanta Mortgage Corp. USA, and Wells Fargo Bank Minnesota, National Association f/k/a Norwest Bank Minnesota, National Association.

                                                                       EXHIBIT G

                                  SUBSIDIARIES

Accredited Home Capital, Inc., a Delaware corporation whose principal place of business is located at 15030 Avenue of Science, Suite l00A, San Diego, CA 92128, which is qualified as a corporation in California, in and the outstanding capital stock of which is owned entirely by the Borrower.

Accredited Home Acceptance, Inc., a Delaware corporation whose principal place of business is located at 15030 Avenue of Science, Suite l00B, San Diego, CA 92128, which is qualified as a corporation in California, and the outstanding capital stock of which is owned entirely by the Borrower.

                                                                       EXHIBIT O

                                  ASSUMED NAMES

                     Axiom Financial Services, a division of
                          Accredited Home Lenders, Inc.

                                Home Funds Direct

                                SECOND AMENDMENT
                                       TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 12th day of July, 2000, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note in the principal sum of $158,000,000 dated as of March 17, 1999, a Sublimit Promissory Note in the principal amount of $10,500,000 dated as of March 17, 1999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated as March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company has requested the Lender to amend the terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The Effective Date of this Amendment shall be July 12, 2000, the date on which the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

        "Estimated APO Increase" has the meaning set forth in Section 2.1(c)(4) hereof.

        "Qualifying Sale" has the meaning set forth in Section 2.1(c)(4) hereof.

     4. Section 2,1(c)(4) of the Agreement is hereby amended to read in its entirety as follows:

        (4) For the aggregate amount of Premium Advances at any time outstanding, an amount equal to the lesser of (i) 2.5% of the aggregate Mortgage Note Amount of all Eligible Subject Loans pledged hereunder, or
     (ii) 60% of the Residual Income Value of the Estimated APO Increase. As used in this Agreement, the term "Estimated APO Increase" means the amount by which the Lender estimates the Aggregate Payment Obligation would increase if those Eligible Subject Loans were sold to Lender pursuant to a Shared Execution Forward Commitment. The Estimated APO Increase shall be calculated based on the most recent determination of the increase in the Aggregate Payment Obligation resulting from a sale of Eligible Subject Loans pursuant to a Shared Execution Forward Commitment (expressed as a percentage of the outstanding principal balance of the underlying Mortgage Loans) that satisfies the following requirements (a "Qualifying Sale"):
     (A) it involved Eligible Subject Loans with an aggregate principal balance of at least $10 million and (B) it was consummated not more than sixty (60) days prior to the most recent determination of the Residual Income Value of the entire Aggregate Payment Obligation. In the absence of a Qualifying Sale, the Estimated APO Increase shall be calculated based on the lesser of the following (expressed as a percentage of the outstanding principal balance of the underlying Mortgage Loan): (Y) the most recent determination of the increase in the Aggregate Payment Obligation resulting from a sale of Eligible Subject Loans pursuant to a Shared Execution Forward Commitment, or (Z) the most recent determination of the Residual Income Value of the entire Aggregate Payment Obligation.

     5. Clause (e) of Section 7.2 of the Agreement is hereby amended to read in its entirety as follows:

        (e) Liens on equipment to secure Debt incurred solely to acquire such equipment up to an aggregate amount of $1,000,000 in addition to Liens outstanding as of the Closing Date, or with the prior written consent of Lender,

     6. Exhibit C-PRE to the Agreement is hereby deleted and replaced by Exhibit C-PRE to this Amendment.

     7. The Company shall pay a document production fee of $350 and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

     8. The Company represents, warrants and agrees that there exists no Default or Event of Default under the Loan Documents, the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, the representations contained in the Loan Documents remain true and accurate in all respects, and there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

       9. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

       10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

       IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                           ACCREDITED HOME LENDERS, INC., a
                                           California corporation



                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                            Its: Executive Vice President
                                                --------------------------------


                                            RESIDENTIAL FUNDING
                                            CORPORATION, a Delaware corporation



                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------

                                            Its:  Director
                                                --------------------------------

 STATE OF CALIFORNIA    )
                        ) ss.
 COUNTY OF SAN DIEGO    )

     On July 12, 2000, before me, a Notary Public, personally appeared Ray W. McKewon, the Executive Vice President of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                             /s/ Laura Parra
                                             -----------------------------------
                                             Notary Public
                                             My Commission Expires: ____________
     (SEAL)

STATE OF CALIFORNIA    )
                       ) ss.                 [STAMP]
COUNTY OF LOS ANGELES  )

     On July 17th, 2000, before me, a Notary Public, personally appeared Gary Harold ???, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                            /s/ Elena Jacob
                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:  Sept 17-2003
                                                                   -------------
     (SEAL)

     [STAMP]

                                                                   EXHIBIT C-PRE

                             PREMIUM ADVANCE REQUEST


Date:___________________

     Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 17, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Premium Advance Request is submitted to the Lender pursuant to Section 2.2(a) of the Agreement.

     The undersigned hereby requests a Premium Advance in the aggregate principal amount of $_______ to be made on ___________, 200__. After giving effect to such Premium Advance, the aggregate principal balance of all outstanding Premium Advances will be $________.

     The aggregate Mortgage Note Amount of all Eligible Subject Loans pledged under the Agreement as of the date hereof is $________. Two and one-half percent of such amount is $_______ ("Amount A"). [The Residual Income Value of the amount by which the Aggregate Payment Obligation would increase upon the sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment is __% (the percentage value of the most recent addition to the Residual Income Value of the Aggregate Payment Obligation in a Qualifying Sale), or $________ ("Amount B"). Sixty percent of Amount B is $_________ ("Amount").] [The
Residual Income Value of the amount by which the Aggregate Payment Obligation would increase upon the sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment is __% (the lesser of (i) __%, the percentage value of the most recent addition to the Residual Income Value of the Aggregate Payment Obligation or (ii) __%, the most recent percentage value of the entire Aggregate Payment Obligation) of the aggregate Mortgage Note Amount of all Eligible Subject Loans pledged under the Agreement, or $________ ("Amount B"). Sixty percent of Amount B is $________ ("Amount C").] The lesser of Amount A or Amount C is $_________. The Company represents and warrants that it has no reason to believe that such amounts are incorrect. The amount of the Premium Advances requested are not more than the amount permitted by the Agreement to be borrowed pursuant to this Advance Request.

     The Company hereby certifies that no Default or Event of Default has occurred and is continuing and that all of the Company's representations and warranties in this Advance Request and the Agreement are currently true and correct and (to the extent applicable on or after their respective dates) are hereby republished. Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole. The Company acknowledges that the Lender will rely on the truth of each statement in this Advance Request in making the requested Premium Advances.

                                METHOD OF ADVANCE

[_]  Wire Transfer
     Amount of Wire: ________________          Date of Wire:      ______________
     Credit Acct. No.: ______________          Credit Acct. Name:_______________
     ABA No.:  ______________________          Bank Name:    ___________________
     Account to Debit: ______________          City & State:____________________
     Ref: ________________ Advise: ___________________ Phone:___________________


                                        ACCREDITED HOME LENDERS, INC.,
                                        a California corporation

                                        By:_____________________________________

                                        Its:____________________________________

================================================================================
                            FOR RFC INTERNAL USE ONLY

  Repetitive Code:______________________________  Date:_______________________
  Wire Initiator's Initials:______________ Wire Verifier's Initials:__________
================================================================================

                               FIRST AMENDMENT TO
              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT


          THIS FIRST AMENDMENT TO WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 24th day of February, 2000, by and between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL, FUNDING CORPORATION, a Delaware corporation (the "Lender").

          WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility and a term loan facility as evidenced by a Warehousing Promissory Note in the principal sum of $158,000,000 dated as of March 17, 1999, a Sublimit Promissory Note in the principal amount of $10,500,000 dated as of March 17, 2999, and a Term Loan Promissory Note in the principal amount of $40,000,000 dated as March 17, 1999 (the "Notes"), and by a Warehousing Credit, Term Loan and Security Agreement dated as of March 17, 1999, as the same may have been amended or supplemented (the "Agreement"); and

          WHEREAS, the Company has requested the Lender to amend the terms of the Agreement, and the Lender has agreed to such amendment subject to the terms and conditions of this Amendment-

          NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

          2. The Effective Date of this Amendment shall be February 25, 2000, the date on which the Company has complied with all the terms and conditions of this Amendment.

          3. Section 1.1 of the Agreement is hereby amended to delete the following definitions in their entirety and to substitute the following in lieu thereof:

               "Closing Date" means March 18, 1999.

               "Eligible Securitization Transaction" means a Securitization Transaction (a) in which the Company enters into an agreement whereby an Affiliate of the Lender shall sponsor, through one of its trusts or subsidiaries, such Securitization Transaction and an Affiliate of the Lender shall function as lead manager in the distribution of the resulting securities; (b) in which an Affiliate of the Lender functions, on terms and conditions acceptable to such Affiliate and the Company, as lead manager in the distribution of the securities resulting from such Securitization Transaction or such Affiliate functions as lead manager with Lehman Brothers as co-lead manager, on terms and conditions acceptable to such Affiliate, the Company and Lehman Brothers, in the distribution of the securities resulting from such Securitization Transaction; provided, however, that Lehman Brother's role as co-lead manager shall be contingent upon the Lehman Facility remaining available to the Company at the time of such Securitization Transaction; or (c) which the Lender, in its sole and absolute discretion, otherwise approves as an "Eligible Securitization Transaction" notwithstanding its failure to satisfy the requirements of clauses (a) or (b) above; provided, that in any such case the structure of the Securitization Transaction, the Mortgage Pool backing such Securitization Transaction, and the resulting Interest-only Certificate is acceptable to the Lender, in its role discretion.

          "Interest-Only Certificate" means a subordinated interest-only certificate, residual certificate or similar interest issued to the Company in connection with an Eligible Securitization Transaction.

          "Term Loan Commitment Termination Date" means the earliest of (a) the close of business on March 18, 2002, as such date may be extended from time to time as agreed to in writing by the Company and the Lender, (b) the date 30 days after the date the Company makes an initial public offering of any of its capital stock, (c) the date 30 days after the commencement of Early Amortization, and (d) the date the obligation of the Lender to make further Term Loan Advances hereunder is terminated pursuant to Section 8.2 below.

          "Warehousing Maturity Date" shall mean the earlier of: (a) the close of business on March 18, 2002, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term and without the necessity of action by the Lender, (b) 30 days after the commencement of Early Amortization, and (c) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

     4. The Company shall (a) deliver to the Lender an executed original of this Amendment and an executed original UCC-2 Financing Statement in recordable form, and (b) pay a document production fee of $350 and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charge and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

     5. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     6. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms a11 of its obligations thereunder.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                           ACCREDITED HOME LENDERS, INC.,
                                           a California corporation

                                           By: /s/ [ILLEGIBLE]
                                              ----------------------------------
                                           Its:  Executive Vice President
                                               ---------------------------------

                                           RESIDENTIAL FUNDING CORPORATION,
                                           a Delaware corporation

                                           By:  ________________________________

                                           Its: ________________________________
of $350 and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees, service charges and disbursements of counsel in connection with the amendment, enforcement and administration of the Agreement.

          5. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan
Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein,
(c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

          6. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.

                                               ACCREDITED HOME LENDERS, INC.,
                                               a California corporation

                                               By: _____________________________

                                               Its: ____________________________


                                               RESIDENTIAL FUNDING CORPORATION,
                                               a Delaware corporation

                                               By: /s/ [ILLEGIBLE]
                                                  ------------------------------

                                               Its: Director
                                                   -----------------------------

STATE OF   CALIFORNIA    )
         ---------------
                         ) ss.
COUNTY OF  SAN DIEGO     )
          --------------

          On February 25, 2000, before me, a Notary Public, personally appeared Ray W. McKewon, the Executive Vice President of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

[SEAL]                                 /s/ Michela R. Lott
                                       -----------------------------------------
                                       Notary Public
                                       My Commission Expires: Dec 26, 2000

STATE OF ______________ )
                        ) ss.
COUNTY OF _____________ )

          On ___________________, 2000, before me, a Notary Public, personally appeared ________________________________, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                       _________________________________________
                                       Notary public
   (SEAL)                              My Commission Expires:

STATE OF ____________ )
                      ) ss.
COUNTY OF ___________ )

     On __________________, 2000, before me, a Notary Public, personally appeared ______________________________________________ the ____________________
of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                   ____________________________________________
                                   Notary Public
  (SEAL)                           My Commission Expires: _____________________

STATE OF California
         ----------------- )
                           )ss.
COUNTY OF Los Angeles
          ---------------- )

     On February 29, 2000, before me, a Notary Public, personally appeared Gary Shev, the Director of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                   /s/ Andrea E. Ruby
                                   --------------------------------------------
                                   Notary Public
  (SEAL)                           My Commission Expires: Nov. 11, 2003
                                                          ---------------------

                          FOURTH AMENDED AND RESTATED
                          WAREHOUSING PROMISSORY NOTE

                                                        Date: December 31, 2001


FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation ("AHL") and ACCREDITED HOME CAPITAL, INC., a Delaware corporation ("AHC") (AHL and AHC are collectively referred to as the "Borrower" and individually, as "Co-Borrower") promise to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender" or, together with its successors and assigns, "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, (i) a principal sum equal to the amount of Warehousing Advances outstanding under the Agreement (as that term is defined below), (ii) interest on that amount from the date of each Warehousing Advance until repaid in full, and (iii) all other fees, charges and other Obligations due under the Agreement (including reasonable attorneys' fees and expenses incurred in connection with the collection of this Note), at the rates and at the times set forth in the Agreement. All payments under this Note and the Agreement must be made in lawful money of the United States and in immediately available funds.

This Note evidences a line of credit and is the Warehousing Note referred to in that certain Warehousing Credit, Term Loan and Security Agreement dated March 17, 1999, between Borrower and Lender (as amended, restated, renewed or replaced, the "Agreement"). Reference is made to the Agreement (which is incorporated by reference as fully and with the same effect as if set forth at length in this Note) for a description of the Collateral and a statement of (a) the covenants and agreements made by Borrower, (b) the rights and remedies granted to Lender and (c) the other matters governed by the Agreement. Capitalized terms not otherwise defined in this Note have the meanings set forth in the Agreement.

Borrower is issuing this Note in replacement for, and not in satisfaction of, that certain Second Amended and Restated Warehousing Promissory Note dated December 28, 2001 (the "Existing Note") to evidence its Obligations under the Agreement. All amounts owed by Borrower under the Existing Note (including the unpaid principal of the Existing Note, accrued and unpaid interest on that principal and any accrued and unpaid fees and charges payable by Borrower under the Agreement, whether or not any of those amounts are currently due and payable) as of the date of this Note are owed under and evidenced by this Note.

In addition to principal, interest, fees and other charges payable by Borrower under this Note and the Agreement, Borrower must pay all out-of-pocket costs and expenses of Lender, including reasonable fees, service charges and disbursements of counsel (including allocated costs of internal counsel), in connection with the enforcement and collection of this Note.

Borrower waives demand, notice, protest and presentment in connection with collection of amounts outstanding under this Note.

The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or all of the Co-Borrower, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

This Note is governed by the laws of the State of Minnesota, without reference to its principles or conflicts of laws.

IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

                                               ACCREDITED HOME LENDERS, INC.,
                                               a California corporation


                                               By: /s/ [ILLEGIBLE]
                                                   ----------------------------

                                               Its: Exec VP
                                                   ----------------------------

                                               ACCREDITED HOME CAPITAL, INC.,
                                               a Delaware corporation


                                               By: /s/ [ILLEGIBLE]
                                                   ----------------------------

                                               Its: CEO
                                                   ----------------------------

              WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT
                         (SINGLE FAMILY MORTGAGE LOANS)

                                     BETWEEN

                         ACCREDITED HOME LENDERS, INC.,
                            a California corporation

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation

                           Dated as of March 17, 1999

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

1.   DEFINITIONS ......................................................     1

     1.1    Defined Terms .............................................     1

     1.2    Other Definitional Provisions .............................    19

2.   THE CREDIT .......................................................    20

     2.1    The Warehousing Commitment ................................    20

     2.2    Procedures for Obtaining Ordinary Warehousing Advances ....    24

     2.3    The Term Loan Commitment ..................................    27

     2.4    Procedures for Obtaining Term Loan Advance ................    28

     2.5    Notes .....................................................    29

     2.6    Interest ..................................................    29

     2.7    Principal Payments ........................................    32

     2.8    Expiration of Commitment ..................................    38

     2.9    Method of Making Payments .................................    38

     2.10   Non-Usage Fees ............................................    39

     2.11   Warehousing Fees ..........................................    39

     2.12   Miscellaneous Charges .....................................    40

     2.13   Interest Limitation .......................................    40

     2.14   Increased Costs; Capital Requirements .....................    41

3.   COLLATERAL .......................................................    42

     3.1   Grant of Security Interest ..................................    42

     3.2   Release of Security Interest in Collateral ..................    46

     3.3   Delivery of Additional Collateral or Mandatory Prepayment ...    48

     3.4   Release of Collateral .......................................    49

     3.5   Collection and Servicing Rights .............................    49

     3.6   Return of Collateral at End of Commitment ...................    50

4.   CONDITIONS PRECEDENT ..............................................    50

     4.1   Initial Advance .............................................    50

     4.2   Each Advance ................................................    51

5.   REPRESENTATIONS AND WARRANTIES ....................................    52

     5.1   Organization; Good Standing; Subsidiaries ...................    52

     5.2   Authorization and Enforceability ............................    53

     5.3   Approvals ...................................................    53

     5.4   Financial Condition .........................................    54

     5.5   Litigation ..................................................    54

     5.6   Compliance with Laws ........................................    54

     5.7   Regulation U ................................................    55

     5.8   Investment Company Act ......................................    55

     5.9   Payment of Taxes ............................................    55

     5.10  Agreements ..................................................    55

     5.11  Title to Properties .........................................    56

     5.12  ERISA .......................................................    56

     5.13 Eligibility ............................................   57

     5.14 Place of Business ......................................   57

     5.15 Special Representations Concerning Collateral ..........   57

     5.16 Servicing ..............................................   60

     5.17 Special Representations Concerning REO Properties ......   60

     5.18 No Adverse Selection ...................................   61

     5.19 Year 2000 Compliance ...................................   61

     5.20 Assumed Names ..........................................   61

6.   AFFIRMATIVE COVENANTS .......................................   62

     6.1  Payment of Notes .......................................   62

     6.2  Financial Statements and Other Reports .................   62

     6.3  Maintenance of Existence; Conduct of Business ..........   66

     6.4  Compliance with Applicable Laws ........................   67

     6.5  Inspection of Properties and Books .....................   67

     6.6  Notice .................................................   67

     6.7  Payment of Debt, Taxes, etc ............................   68

     6.8  Insurance ..............................................   69

     6.9  Closing Instructions ...................................   69

     6.10 Subordination of Certain Indebtedness ..................   69

     6.11 Other Loan Obligations .................................   69

     6.12 Use of Proceeds of Advances ............................   70

     6.13 Special Affirmative Covenants Concerning Collateral .........   70

7.   NEGATIVE COVENANTS ...............................................   72

     7.1  Contingent Liabilities ......................................   72

     7.2  Sale or Pledge of Assets ....................................   72

     7.3  Merger; Sale of Assets; Acquisitions; Business Activities ...   73

     7.4  Deferral of Subordinated Debt ...............................   73

     7.5  Loss of Eligibility .........................................   74

     7.6  Debt to Tangible Net Worth Ratio ............................   74

     7.7  Minimum Tangible Net Worth ..................................   74

     7.8  Liquidity ...................................................   74

     7.9  Quarterly Net Income ........................................   74

     7.10 Transactions with Affiliates ................................   74

     7.11 Acquisition of Recourse Servicing Contracts .................   75

     7.12 Gestation Facilities ........................................   75

     7.13 Special Negative Covenants Concerning Collateral ............   75

8.   DEFAULTS; REMEDIES ...............................................   76

     8.1  Events of Default ...........................................   76

     8.2  Remedies ....................................................   80

     8.3  Application of Proceeds .....................................   85

     8.4  Lender Appointed Attorney-in-Fact ...........................   86

     8.5  Right of Set-Off ............................................   87

9.   NOTICES ............................................................   87

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY ...............................   88

11.  FINANCIAL INFORMATION ..............................................   89

12.  MISCELLANEOUS ......................................................   89

     12.1 Terms Binding Upon Successors; Survival of Representations ....   89

     12.2 Assignment ....................................................   89

     12.3 Amendments ....................................................   90

     12.4 Governing Law .................................................   90

     12.5 Participations ................................................   90

     12.6 Relationship of the Parties ...................................   91

     12.7 Severability ..................................................   91

     12.8 Operational Reviews ...........................................   92

     12.9 Consent to Credit References ..................................   92

     12.10 Consent to Jurisdiction ......................................   92

     12.11 Counterparts .................................................   92

     12.12 Entire Agreement .............................................   93

     12.13 WAIVER OF JURY TRIAL .........................................   93

                                    EXHIBITS


Exhibit A-l        Warehousing Promissory Note

Exhibit A-2        Sublimit Promissory Note

Exhibit A-3        Term Loan Promissory Note

Exhibit B          INTENTIONALLY OMITTED

Exhibit C-PRE      Request for Premium Advances

Exhibit C-REO      Request for Advance Against REO Properties

Exhibit C-SF       Request for Advance Against Single Family Mortgage Loans

Exhibit C-TL       Request for Term Loan Advance

Exhibit D-NP/REO   Procedures and Documentation for Warehousing
                   Nonperforming Mortgage Loans and REO Properties

Exhibit D-SF       Procedures and Documentation for Warehousing Single Family
                   Mortgage Loans

Exhibit E          Schedule of Servicing Contracts

Exhibit F          Subordination of Debt Agreement

Exhibit G          Subsidiaries

Exhibit H          Legal Opinion

Exhibit I-SF       Officer's Certificate

Exhibit J          Schedule of Existing Warehouse Lines

Exhibit K          Funding Bank Agreement (Wire)

Exhibit L          Commitment Summary Report

          "Commitment Period" has the meaning set forth in the Loan Sale Commitment.

          "Commitment Summary Report" has the meaning set forth in Section 6.2(h) of this Agreement.

          "Committed Purchase Price" means for an Eligible Loan the product of the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for such Eligible Loan (exclusive of any "Payment Obligation" payable under a Shared Execution Forward Commitment or of an Interest-only Certificate issued in an Eligible Securitization Transaction), or (b) in the event such Eligible Loan is to be used to back an Agency Security, the price (expressed as a percentage) as set forth in a Purchase Commitment for such Agency Security.

          "Company" has the meaning set forth in the first paragraph of this Agreement.

          "Convertible Debt" means the outstanding principal balance of the loans made by the Lender to the Company under the Convertible Debt Agreement.

          "Convertible Debt Agreement" means the Loan and Security Agreement (Convertible Debt) of even date herewith between the Company and the Lender, pursuant to which the Lender has agreed to make a loan to the Company and the Company has agreed to issue the Debenture to the Lender, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time.

          "Debenture" has the meaning set forth in the Convertible Debt
     Agreement.

          "Debt" means, with respect to any Person at any date, (a) all indebtedness or other obligations of such Person which, in accordance with GAAP, would be included in determining total liabilities as shown on the liabilities side of a balance sheet of such Person at such date, and (b) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date

          "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

          "Agency Security" means a Mortgage-backed Security issued or guarantied by Fannie Mae, Freddie Mac or Ginnie Mae.

          "Agreement" means this Warehousing Credit, Term Loan and Security Agreement (Single Family Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

          "Aggregate Payment Obligation" means, with respect to all Eligible Subject Loans purchased by the Lender under Shared Execution Forward Commitments, the amount payable to the Company by the Lender as the "Aggregate Payment Obligation" (as defined in each such Shared Execution Forward Commitment).

          "Approved Custodian" means a pool custodian or other Person which is deemed acceptable to the Lender from time to time in its sole discretion to hold a Mortgage Loan for inclusion in a Mortgage Pool or to hold a Mortgage Loan as agent for an Investor who has issued a Purchase Commitment for such Mortgage Loan.

          "Bank United Facility" means a reactivation of the expired facility provided for in the Warehousing Credit and Security Agreement dated as of August 29, 1996, as amended, between the Company and Bank United, in an amount not to exceed $30,000,000.

          "BPO Value" means, with respect to the improved real property securing any Mortgage Loan, the lowest fair market value for such real property or ownership interest and occupancy rights as set forth in an opinion of a real estate broker acceptable to the Lender as to the value of such improved real property if sold within a 30-day marketing period. Each such broker price opinion shall be obtained from a real estate broker with substantial experience in the purchase and sale of similar properties in the geographic area in which the real property or ownership interest and occupancy rights to be valued is located.

          "Bulk Financing" means Ordinary Warehousing Advances made against a package of Lehman Mortgage Loans funded with one wire transfer by the Lender, the aggregate amount of which is not less than $5,000,000.

          "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

          "Carqill Facility Agreement" has the meaning set forth in the Convertible Debt Agreement.

          "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral and Term Loan Advances.

          "Closing Date" means March ____ 1999.

          "Closing Schedule" means the schedule of conditions precedent to the initial Advance and the initial Debenture Advance (as defined in the Convertible Debt Agreement) agreed to between the Company and the Lender.

          "Collateral" has the meaning set forth in Section 3.1 hereof.

          "Collateral Documents" has the meaning set forth in Section 2.2(a) hereof.

          "Collateral Value" means (a) with respect to any Eligible Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Eligible Loan under Section 2.1(c) hereof or (ii) the Fair Market Value of such Eligible Loan; (b) in the event Pledged Mortgages have been exchanged for Agency Securities, the lesser of (i) the amount of any Advances outstanding against the Eligible Loans backing such Agency Securities or (ii) the Fair Market Value of such Pledged Securities; (c) with respect to an REO Property, the amount of an Advance made against such REO Property under Section 2.1(c) hereof; and (d) with respect to cash, the amount of such cash.

Exhibit M       Terms Applicable to Advances Against Eligible Loans

Exhibit N       Bailee Pledge Agreement

Exhibit O       Assumed Names

     THIS WAREHOUSING CREDIT, TERM LOAN AND SECURITY AGREEMENT, dated as of March 17, 1999 between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company"), having its principal office at 15030 Avenue of Science, Suite 100, San Diego, California 92128 and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437.

     WHEREAS, the Company and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse and term loan financing to the Company;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

          1.1 Defined Terms. Capitalized terms defined below or elsewhere in this Agreement (including the Exhibits hereto) shall have the following meanings:

          "Acknowledgment Agreement" has the meaning set forth in Section 8.2(i) hereof.

          "Acquisition Price" means, with respect to any Mortgage Loan acquired by the Company from an unrelated Person (other than by repurchase from an Investor or a Mortgage Pool), the cash purchase price paid by the Company to acquire such Mortgage Loan minus any portion thereof attributable to amounts other than principal and interest payable with respect to such Mortgage Loan.

          "Advance" means a Warehousing Advance or a Term Loan Advance.

          "Advance Request" means a Warehousing Advance Request or a Term Loan Advance Request.

          "Advanta" means Advanta Mortgage Corp. USA and its Affiliates.

          "Advanta Securitization Transaction" means Advanta Mortgage Loan Trust 1995-2, Advanta Mortgage Loan Trust 1995-3, and Advanta Mortgage Loan Trust 1996-1.

     Subordinated Debt not due within one year of such date and deferred taxes arising from capitalized excess servicing fees and capitalized servicing rights.

          "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

          "Delinquency Report" has the meaning set forth in Section 6.2(d) of this Agreement.

          "Depository Benefit" shall mean the compensation received by the Lender, directly or indirectly, as a result of the Company's maintenance of Eligible Balances with a Designated Bank.

          "Designated Bank" means any bank(s) designated from time to time by the Lender as a Designated Bank, but only for as long as the Lender has an agreement under which the Lender can receive a Depository Benefit.

          "Designated Bank Charges" means any fees, interest or other charges that would otherwise be payable to a Designated Bank in connection with Eligible Balances maintained at a Designated Bank, including Federal Deposit Insurance Corporation insurance premiums, service charges and such other charges as may be imposed by governmental authorities from time to time.

          "Early Amortization" means the commencement of early amortization of the outstanding principal balance of the Debenture pursuant to Section 2.6 of the Convertible Debt Agreement.

          "Eligible Balances" means all funds of or maintained by the Company in accounts at a Designated Bank, less balances to support float, reserve requirements, and such other reductions as may be imposed by governmental authorities from time to time.

          "Eligible Loan" means a Single Family Mortgage Loan secured by a Mortgage on real property located in one of the states of the United States or the District of Columbia that is designated as such on Exhibit M attached hereto and made a part hereof.

          "Eligible Mortgage Pool" means a Mortgage Pool for which (a) an Approved Custodian has issued its initial certification (on the basis of which an Agency Security is to be issued), (b) there exists a Purchase Commitment covering such Agency Security, and (c) such Agency Security will be delivered to the Lender.

          "Eligible Securitization Transaction" means a Securitization Transaction in which (a) the Company enters into an agreement whereby an Affiliate of the Lender shall sponsor, through one of its trusts or subsidiaries, such Securitization Transaction and an Affiliate of the Lender shall function as lead manager in the distribution of the resulting securities; or (b) an Affiliate of the Lender functions, on terms and conditions acceptable to such Affiliate and the Company, as lead manager in the distribution of the securities resulting from such Securitization Transaction or such Affiliate functions as lead manager with Lehman Brothers as co-lead manager, on terms and conditions acceptable to such Affiliate, the Company and Lehman Brothers, in the distribution of the securities resulting from such Securitization Transaction; provided, however, that Lehman Brothers' role as co-lead manager shall be contingent upon the Lehman Facility remaining available to the Company at the time of such Securitization Transaction; and, provided further, that in either case the structure of the Securitization Transaction, the Mortgage Pool backing such Securitization Transaction, and the resulting Interest-only Certificate is acceptable to the Lender, in its sole discretion.

          "Eligible Subject Loan" has the meaning set forth in the Loan Sale Commitment.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

          "Event of Default" means any of the conditions or events set forth in
     Section 8.1 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Fair Market Value" means at any time for an Eligible Loan or the related Agency Security (if such Eligible Loan is to be used to back an Agency Security), (a) if such Eligible Loan or the related Agency Security is covered by a Purchase Commitment, the Committed Purchase Price, or (b) otherwise, the market price for such Eligible Loan or Agency Security, determined by the Lender based on market data for similar Mortgage Loans or Agency Securities (including, with respect to Mortgage Loans, any price recently obtained by the Company for a similar Mortgage Loan in an arms-length, whole loan sale transaction) and such other criteria as the Lender deems appropriate.

          "Fannie Mae" means Fannie Mae, a corporation created under the laws of the United States, and any successor thereto.

          "FHA" means the Federal Housing Administration and any successor thereto.

          "FICA" means the Federal Insurance Contributions Act.

          "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "First Mortgage" means a Mortgage which constitutes a first Lien on the property covered thereby.

          "First Mortgage Loan" means a Mortgage Loan secured by a First
     Mortgage.

          "Freddie Mac" means Freddie Mac, a corporation created under the laws of the United States, and any successor thereto.

          "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

          "Funding Bank Agreement" means the letter agreement substantially in the form of Exhibit K hereto.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Gestation Agreement" means an agreement under which the Company agrees to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date an Agency Security backed by such Mortgage Pool is issued.

          "Ginnie Mae" means the Government National Mortgage Association, an agency of the United States government, and any successor thereto.

          "Hedging Arrangements" means, with respect to any Person, any agreements or other arrangement (including, without limitation, interest rate swap agreements, interest rate cap agreements and forward sale agreements) entered into by such Person to protect itself against changes in interest rates or the market value of assets.

          "HUD" means the Department of Housing and Urban Development and any successor thereto.

          "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.

          "Interest-Only Certificate" means a subordinated interest-only certificate or similar interest issued to the Company in connection with an Eligible Securitization Transaction.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

          "Investor" means Fannie Mae, Freddie Mac or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion with respect to a particular category of Pledged Mortgages.

          "Lehman Brothers" means Lehman Brothers Inc., a Delaware corporation.

          "Lehman Facility" means the facility provided for in the Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of October 1, 1997, as amended, between the Company and Lehman Commercial Paper Inc.

          "Lehman Mortgage Loan" means an Eligible Subject Loan originated by the Company and initially funded under the Lehman Facility.

          "Lender" has the meaning set forth in the first paragraph of this Agreement.

          "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for one (1) month periods of certain U.S. banks as of 11:00 a.m. London time on the first Business Day of each week on which the London Interbank market is open, as published by Bridge Information Services on its MoneyCenter system. LIBOR shall be rounded, if necessary, to the next higher one sixteenth of one percent (l/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open, in the Wall Street Journal in its regular column entitled "Money Rates."

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Liquid Assets" means, with respect to any Person at any date, the following unrestricted and unencumbered assets owned by such Person on such date: cash, funds on deposit in any bank located in the United States, investment grade commercial paper, money market funds, and other marketable securities acceptable to the Lender.

          "Loan Documents" means this Agreement, the Notes, any agreement of the Company relating to Subordinated Debt, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Loan Production Report" has the meaning set forth in Section 6.2(l) of this Agreement.

          "Loan Sale Commitment" means the agreement of the Company to sell Eligible Subject Loans to the Lender set forth in the letter of even date herewith from the Lender to the Company and acknowledged by the Company, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time.

          "Manufactured Home" means a structure that is built on a permanent chassis (steel frame) with the wheel assembly necessary for transportation in one or more sections to a permanent site or semi-permanent site and which has been built in compliance with the National Manufactured Housing Construction and Safety Standards established by HUD.

          "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Miscellaneous Charges" has the meaning set forth in Section 2.12 hereof.

          "Mortgage" means a mortgage or deed of trust on improved and substantially completed real property (including, without limitation, real property to which a

     Manufactured Home has been affixed in a manner such that the Lien of a mortgage or deed of trust would attach to such manufactured home under applicable real property law).

          "Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage.

          "Mortgage Note" means a promissory note secured by a Mortgage.

          "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note or other note evidencing an Eligible Loan (whether or not an additional amount is available to be drawn thereunder).

          "Mortgage Pool" means a pool of one or more Pledged Mortgages and/or other Mortgage Loans originated or acquired (at a time when such Mortgage Loan was not a Nonperforming Mortgage Loan) by the Company, on the basis of which there has been or is to be issued a Mortgage-backed Security.

          "Mortgage-backed Securities" means securities that are secured or otherwise backed by Mortgage Loans.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA which is maintained for employees of the Company or a Subsidiary of the Company.

          "Nonperforming Advance" means an Advance made against a Nonperforming Mortgage Loan.

          "Nonperforming Mortgage Loan" means a Mortgage Loan that is 60 days or more delinquent, determined pursuant to the Mortgage Bankers' Association of America method for determining delinquency status as in effect on the date hereof.

          "Non-Usage Fee" has the meaning set forth in Section 2.10 hereof.

          "Notes" has the meaning set forth in Section 2.5 hereof.

          "Notices" has the meaning set forth in Article 9 hereof.

          "Obligations" means any and all indebtedness, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), whether or not arising out of or related to the Loan Documents.

          "Officer's Certificate" means a certificate executed on behalf of the Company by its chief executive officer, president, executive vice president, chief financial officer or treasurer, or by such other officer as may be designated herein, and substantially in the form of Exhibit I-SF attached hereto.

          "Operating Account" means a demand deposit account maintained at the Funding Bank in the name of the Company and designated for funding that portion of each Eligible Loan not funded by an Advance made against such Eligible Loan and for returning any excess payment from an Investor for a Pledged Mortgage or Pledged Security.

          "Ordinary Warehousing Advance" means a Warehousing Advance that is not a Nonperforming Advance, an REO Advance or a Premium Advance.

          "Ordinary Warehousing Sublimit" has the meaning set forth in Section 2.1(b)(7) hereof.

          "Participant" has the meaning set forth in Section 12.5 hereof.

          "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "Plans" has the meaning set forth in Section 5.12 hereof.

          "Pledged Interest-Only Certificate" has the meaning set forth in
     Section 3.1(g) hereof.

          "Pledged Mortgages" has the meaning set forth in Section 3.1(a) hereof.

          "Pledged Securities" has the meaning set forth in Section 3.1(b) hereof.

          "Premium Advance" means an Advance against an Eligible Subject Loan in the amount described in Section 2.1(c)(4) hereof.

          "Premium Advance Rate" means a floating rate of interest equal to 3.00% per annum over LIBOR. The Premium Advance Rate shall be adjusted on and as of the effective date of each weekly change in LIBOR. The Lender's determination of the Premium Advance Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase Mortgage Loans or Mortgage-backed Securities.

          "Receivables" has the meaning set forth in Section 3.1(i) hereof.

          "Release Amount" has the meaning set forth in Section 3.2(g) hereof.

          "REO Advance" means an Advance made against an REO Property against which an REO Mortgage has been filed. The Lender shall have the right to pre-approve each REO Advance in its sole and absolute discretion.

          "REO Mortgage" means a First Mortgage covering an REO Property which has been executed and delivered by the Company, as trustor or mortgagor, for the benefit of the

     Lender, in appropriate recordable form in the relevant jurisdiction acceptable to the Lender.

          "REO Property" means improved real property containing a one to four family residence, which property is owned by the Company as the result of a foreclosure proceeding or the acceptance of a deed in lieu of foreclosure, or has been purchased from an investor to satisfy a repurchase obligation of the Company to the investor.

          "RFConnects Delivery" means the Lender's proprietary service to support the electronic exchange of information between the Lender and the Company, including, but not limited to, Warehousing Advance Requests, activity reports and exception reports.

          "Residual Income Value" means, with respect to the Aggregate Payment Obligation or any Pledged Interest-Only Certificate, the present value of the expected payments under the Aggregate Payment Obligation or such Pledged Interest-Only Certificate, based on assumptions concerning discount rates, default frequency, severity of loss, prepayment speeds and other relevant factors determined by the Lender in its sole discretion in a manner consistent with the Lender's then current procedures for valuing similar interests and the historical performance of the Mortgage Loans underlying the Aggregate Payment Obligation or such Pledged Interest-Only Certificate.

          "RFC Guide" means the GMAC/RFC Consumer Finance Acquisition Guide, as now in effect and as the same may be amended, supplemented, restated or otherwise modified by the Lender from time to time.

          "Second Mortgage" means a Mortgage which constitutes a second Lien on the property covered thereby.

          "Second Mortgage Loan" means a Mortgage Loan secured by a Second Mortgage.

          "Securities Delinquency Report" has the meaning set forth in Section 6.2(e) of this Agreement.

          "Securitization Transaction" means a transaction in which a Mortgage-backed Security secured or otherwise backed by a Mortgage Pool is issued.

          "Servicing Contract" means, with respect to any Person, the arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

          "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans serviced by such Person under Servicing Contracts.

          "Servicing Portfolio Report" has the meaning set forth in Section 6.2(i) of this Agreement.

          "Shared Execution Forward Commitment" has the meaning set forth in the Loan Sale Commitment.

          "Single Family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences.

          "Statement Date" means the date of the most recent financial statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this Agreement.

          "Sub-commitment" has the meaning set forth in any Shared Execution Forward Commitment.

          "Sublimit Promissory Note" means the promissory note evidencing the Company's Obligations with respect to REO Advances and Premium Advances in the form of Exhibit A-2 attached hereto.

          "Sublimit Rate" means a floating rate of interest which is equal to 3.00% per annum over LIBOR. The Sublimit Rate will be adjusted as of the effective date of each weekly change in LIBOR. The Lender's determination of the Sublimit Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Subordinated Debt" means (a) all indebtedness of the Company for borrowed money which is effectively subordinated in right of payment to all other present and future Obligations either (i) pursuant to a Subordination of Debt Agreement in the form of Exhibit F hereto or (ii) otherwise on terms acceptable to the Lender, and (b) solely for purposes of Section 7.4 hereof, all indebtedness of the Company which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

          "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Tangible Net Worth" means at any date, the excess of the total assets of the Company and its consolidated Subsidiaries, on a consolidated basis, over total liabilities of the Company and its consolidated Subsidiaries, on a consolidated basis, on such date, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in clause (c) of the Closing Schedule, plus that portion of Subordinated Debt not due within one year of such date; provided that, for purposes of calculating Tangible Net Worth, there shall be excluded from total assets advances or loans to shareholders, officers, employees or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Debt of the Company, intangible assets, those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appear in the "Audit Guide for Audit of Approved Non-Supervised Mortgagees," and other assets deemed unacceptable by the Lender in its sole discretion.

          "Term Loan Advance" means the disbursement by the Lender pursuant to
     Section 2.3 of this Agreement.

          "Term Loan Advance Request" has the meaning set forth in Section 2.4(a) hereof.

          "Term Loan Collateral" means the Collateral described in Sections 3.1(d), 3.1(e), 3.1(f) and 3.1(g) hereof and all Collateral described in Sections 3.1(h), 3.1(i) 3.1(j), 3.1(k), 3.1(l) and 3.1(m) hereof that constitutes proceeds of or is otherwise related to such Collateral.

          "Term Loan Collateral Value" means as of the date of determination the sum of seventy-five percent (75%) of the Residual Income Value of the Aggregate Payment Obligation and sixty-five percent (65%) of the Residual Income Value of the Pledged Interest-Only Certificates; provided, that there shall be excluded from such calculation any Term Loan Collateral in which the Lender does not have a perfected, first priority security interest, and any portion of the Aggregate Payment Obligation or any Pledged Interest-Only Certificate with respect to which the Lender has not determined the Residual Income Value.

          "Term Loan Commitment" has the meaning set forth in Section 2.3(a) hereof.

          "Term Loan Commitment Amount" means $40,000,000.

          "Term Loan Commitment Termination Date" means the earliest of (a) the close of business on __________, 2002, as such date may be extended from time to time as agreed to in writing by the Company and the Lender, (b) the date 30 days after the date the Company makes an initial public offering of any of its capital stock, (c) the date thirty (30) days after the commencement of Early Amortization, and (d) the date the obligation of the Lender to make further Term Loan Advances hereunder is terminated pursuant to Section 8.2 below.

          "Term Loan Maturity Date" means the earliest of: (a) the close of business on the date twelve months after the Term Loan Commitment Termination Date, as such date may be extended from time to time as agreed to in writing by the Company and the Lender, and (b) the date the Term Loan Advances become due and payable pursuant to Section 8.2 below.

          "Term Loan Promissory Note" means the Term Loan Promissory Note described in Section 2.5 of this Agreement.

          "Transaction Documents" means the Loan Documents, the Convertible Debt Agreement, the Debenture, the Loan Sale Commitment and any other agreement referred to in, or entered into pursuant to, any of the foregoing.

          "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the Collateral to the Company for correction or completion.

          "Uncommitted Warehousinq Amount" means $75,000,000.

          "Unused Portion" has the meaning set forth in Section 2.10 hereof.

          "Used Portion" has the meaning set forth in Section 2.10 hereof.

          "VA" means the U.S. Department of Veterans Affairs and any successor thereto.

          "Vicon Affiliates" means one or more limited liability companies established by the Borrower and Vicon Financial Services, Inc. pursuant to
     Section 2 of that certain Agreement dated as of October 16, 1998 by and between Vicon Financial Services, Inc. and the Company, as the same may from time to time be amended, supplemented, restated, renewed, or otherwise modified or replaced, or, if terminated, than as in effect immediately preceding such termination.

          "Warehousinq Advance" means a disbursement by the Lender pursuant to
     Section 2.1 of this Agreement.

          "Warehousinq Advance Request" has the meaning set forth in Section 2.2(a) hereof.

          "Warehousing Commitment" has the meaning set forth in Section 2.1(a) hereof.

          "Warehousinq Commitment Amount" means $87,500,000.

          "Warehousinq Fee" has the meaning set forth in Section 2.11 hereof.

          "Warehousinq Maturity Date" shall mean the earlier of: (a) the close of business on ______________, 2002, as such date may be extended from time to time in writing by the Lender, in its sole discretion, on which date the Warehousing Commitment shall expire of its own term and without the necessity of action by the Lender, (b) thirty (30) days after the commencement of Early Amortization, and (c) the date the Warehousing Advances become due and payable pursuant to Section 8.2 below.

          "Warehousing Promissory Note" means the promissory note evidencing the Company's Obligations with respect to Advances made against Eligible Loans and Nonperforming Advances, in the form of Exhibit A-l attached hereto.

          "Wet Settlement Advance" means an Advance pursuant to Section 2.2(b) of this Agreement in respect of the closing or settlement of a Mortgage Loan, from the time of such Advance until the time of subsequent delivery of the Collateral Documents as provided in such Section and the Exhibit referenced therein.

          "Wire Disbursement Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender for the clearing of wire transfers requested by the Company to fund Advances.

          "Year 2000 Problem" means the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999.

          1.2   Other Definitional Provisions.

                1.2(a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

                1.2(b) Defined terms may be used in the singular or the plural, as the context requires.

             1.2(c)    All references to time of day shall mean the then
          applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.   THE CREDIT.

     2.1  The Warehousinq Commitment.

             2.1(a)    Subject to the terms and conditions of this Agreement and
          provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date to, but not including, the Warehousing Maturity Date, to make Warehousing Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such Warehousing Advances shall not exceed the Warehousing Commitment Amount plus such portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make available to the Company. The obligation of the Lender to make Warehousing Advances hereunder up to the Warehousing Commitment Amount is hereinafter referred to as the "Warehousing Commitment." Within the Warehousing Commitment, the Company may borrow, repay and reborrow. All Warehousing Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Notes and for the performance of all the Obligations.

             2.1(b)    Ordinary Warehousing Advances shall be used by the
          Company solely for the purpose of funding the acquisition or origination of Eligible Loans and shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof, against the pledge of such Eligible Loans as Collateral therefor. Nonperforming Advances and REO Advances shall be used by the Company solely for the purpose of financing a Nonperforming Mortgage Loan or a REO Property; provided, however, Nonperforming Advances and REO Advances may not be used to finance Nonperforming Mortgage Loans or REO Properties previously financed, as either a Nonperforming Mortgage Loan or an REO Property, under another warehouse facility, except for

     Advances against Nonperforming Mortgage Loans and REO Properties financed under the Lehman Facility and pledged hereunder on or before the ninetieth
     (90th) day after the Closing Date in an aggregate amount not to exceed $2,000,000. Premium Advances shall be used by the Company for the purpose of funding the acquisition or origination of Eligible Subject Loans and for general corporate purposes. The limitations on the use of Ordinary Warehousing Advances set forth on Exhibit M attached hereto and made a part hereof shall be applicable. In addition, the following limitations on the use of Warehousing Advances shall be applicable:

             (1) No Ordinary Warehousing Advance or Premium Advance shall be made against any Mortgage Loan which was closed more than ninety
          (90) days prior to the date of the requested Advance.

             (2) No Warehousing Advance shall be made against a Mortgage Loan other than an Eligible Loan or a Nonperforming Mortgage Loan or an REO Property.

             (3) No Nonperforming Advance shall be made against a Mortgage Loan that is not a First Mortgage Loan.

             (4) No Nonperforming Advance shall be made against any Mortgage Loan unless (i) such Mortgage Loan was originated, or acquired within 90 days after origination, by the Company, or (ii) such Mortgage Loan is secured by a First Mortgage on property which also secures a Second Mortgage Loan originated, or acquired within 90 days after origination, by the Company, which is an Eligible Subject Loan, and which is pledged to the Lender together with such First Mortgage Loan.

             (5) No Wet Settlement Advances shall be made against Nonperforming Mortgage Loans or REO Properties.

                  (6) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed 35% of the Ordinary Warehousing Sublimit.

                  (7) No Ordinary Warehousing Advance shall be made if, after giving effect thereto, the aggregate amount of Ordinary Warehousing Advances outstanding would exceed $75,000,000 plus any portion of the Uncommitted Warehousing Amount as the Lender, in its sole and absolute discretion, elects to make available to the Company (the "Ordinary Warehousing Sublimit").

                  (8) The aggregate amount of Premium Advances outstanding at any one time shall not exceed $4,500,000.

                  (9) The aggregate amount of Warehousing Advances against Lehman Mortgage Loans outstanding at any one time shall not exceed $50,000,000.

                  (10) The aggregate amount of REO Advances outstanding at any one time shall not exceed $6,000,000.

                  (11) The aggregate amount of REO Advances and Nonperforming Advances outstanding at any one time shall not exceed $8,000,000.

                  (12) No Premium Advance may be made against any Mortgage Loan that is not an Eligible Subject Loan pledged hereunder.

          2.1(c)       No Warehousing Advance shall exceed the following amount
     applicable to the type of Eligible loan at the time it is pledged to secure an Advance hereunder:

                  (1) For an Ordinary Warehousing Advance against an Eligible Loan pledged hereunder, the amount set forth on Exhibit M attached hereto and made a part hereof.

                (2) For an REO Advance, an amount equal to the lesser of (i) 65% of the BP0 Value of the REO Property with respect to which such REO Advance is to be made or (ii) 80% of the outstanding principal amount of the Mortgage Loan that encumbered the REO Property prior to the foreclosure sale or acceptance by the Company of a deed in lieu of foreclosure.

                (3) For a Nonperforming Advance, an amount equal to the lesser of (i) 65% of the BP0 Value of the property securing the related Nonperforming Mortgage Loan or (ii) 80% of the Mortgage Note Amount of the related Nonperforming Mortgage Loan.

                (4) For the aggregate amount of Premium Advances at any time outstanding, an amount equal to the lesser of (i) 3% of the aggregate Mortgage Note Amount of all Eligible Subject Loans pledged hereunder, or (ii) except in the case of Premium Advances made prior to the initial sale of Eligible Subject Loans by the Company to the Lender pursuant to a Shared Execution Forward Commitment, 60% of the Residual Income Value of the amount by which the Aggregate Payment Obligation would increase upon a current sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment; such amount shall be calculated based on the lesser of the following (expressed as a percentage of the outstanding principal balance of the underlying Mortgage Loan): (A) the most recent determination of Residual Income Value of the increase in the Aggregate Payment Obligation resulting from a sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment, and (B) the most recent determination of the Residual Income Value of the entire Aggregate Payment Obligation.

         2.1(d)       The Lender may, at any time in its sole and absolute
discretion, increase or decrease the portion of the Uncommitted Warehousing Amount available to the Company by Notice to the Company. If the Lender, in its sole and absolute discretion exercised at any time, elects to reduce the amount of the Uncommitted Warehousing Amount available to the Company, such reduction shall take effect immediately (or at the effective time specified in the Lender's Notice), and the Company shall not be permitted to borrow further Ordinary Warehousing Advances unless the limitations set forth in
          Section 2.1(b) (7) hereof would be satisfied (after giving effect to such reduction).

          2.2  Procedures for Obtaining Ordinary Warehousing Advances.

               2.2(a) The Company may obtain a Warehousing Advance hereunder, subject to the satisfaction of the conditions set forth in Sections
          4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in Exhibit D-SF with respect to Ordinary Warehousing Advances and Exhibit D-NP/REO with respect to Nonperforming Advances and REO Advances, attached hereto and made a part hereof, including the delivery of all documents listed in Exhibit D-SF or Exhibit D-NP/REO, as applicable (the "Collateral Documents") to the Lender. Requests for Advances shall be initiated by the Company by delivering to the Lender, no later than (i) in the case of requests for Premium Advances or Nonperforming Advances, 2 Business Days prior to the Business Day on which the Company desires to borrow hereunder,
          (ii) in the case of requests for REO Advances, 5 Business Days prior to the Business Day on which the Company desires to borrow hereunder, and (iii) in all other cases, the time provided by the Lender to the Company by Notice on the same Business Day on which the Company desires to borrow hereunder, a completed and signed request for an Advance (a "Warehousing Advance Request") on the then current form approved by the Lender. The current forms in use by the Lender are Exhibit C-PRE with respect to Premium Advances, Exhibit C-REO with respect to REO Advances, and Exhibit C-SF with respect to other Warehousing Advances attached hereto and made a part hereof (except, with respect to Ordinary Warehousing Advances, in the case of Warehousing Advance Requests submitted by RFConnects). The Lender shall have the right, on not less than three (3) Business Days' prior

          Notice to the Company, to modify any of said Exhibits to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

               2.2(b) In the case of a Wet Settlement Advance, the Company shall follow the procedures and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender the documents set forth in Exhibit D-SF hereto and, in the case of a Wet Settlement Advance requested using RFConnects, a bailee pledge agreement in the form of Exhibit N attached hereto and made a part hereof (by facsimile transmission). In the case of an Eligible Loan financed through a Wet Settlement Advance, the Company shall cause all Collateral Documents required to be delivered to the Lender pursuant to Exhibit D-SF within seven (7) Business Days after the date of the Wet Settlement Advance relating thereto.

               2.2(c) Before funding, the Lender shall have a reasonable time to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of the Collateral Documents as do not meet the requirements of this Agreement or of the related Purchase Commitment.

               2.2(d) The Company shall hold in trust for the Lender, and the Company shall deliver to the Lender promptly upon request, or if the recorded Collateral Documents have not yet been returned from the recording office, immediately upon receipt by the Company of such recorded Collateral Documents, unless the Pledged Mortgage is being held by an Investor for purchase or has been redeemed from pledge, the following: (1) the originals of the Collateral Documents for which copies are required to be delivered to the Lender pursuant to Exhibit D-SF or Exhibit D-NP/REO, (2) the original lender's ALTA Policy of Title Insurance or an equivalent thereto, and (3) any other documents relating to a Pledged Mortgage which the Lender may request, including, without limitation, documentation evidencing the FHA Commitment to Insure or the VA

          Guaranty of any Pledged Mortgage which is either FHA insured or VA guaranteed, the appraisal, Private Mortgage Insurance Certificate, if applicable, the Regulation Z Statement, certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-l or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

               2.2(e) To make an Advance, the Lender shall cause the Funding Bank to credit the Wire Disbursement Account upon compliance by the Company with the terms of the Loan Documents. To make an Ordinary Warehousing Advance, or a Nonperforming Advance or REO Advance to be used to repurchase a Mortgage Loan or REO Property from an Investor or out of a Mortgage Pool, the Lender shall cause the Funding Bank to credit the Wire Disbursement Account upon satisfaction of all applicable conditions hereunder. The Lender shall cause the Funding Bank to disburse such Advance, and other amounts on deposit in the Wire Disbursement Account or the Operating Account, to fund the related Pledged Mortgage or REO Property in accordance with the instructions of the Company set forth in the Advance Request, and credit the Operating Account with any remaining balance, upon satisfaction of all applicable conditions hereunder. To make any other Advance, the Lender shall apply such Advance to the extent necessary to repay any Advance to be refunded or repaid with the proceeds of such Advance, and credit the Operating Account with any remaining balance, upon satisfaction of all applicable conditions hereunder.

               2.2(f) If, pursuant to the authorization given by the Company in the Funding Bank Agreement, for the purpose of funding a Mortgage Loan against which the Lender has made an Advance in accordance with an Advance Request the Lender debits the Company's Operating Account at the Funding Bank to the extent necessary to cover a wire to be initiated by the

          Lender, and such debit or direction results in an overdraft, the Lender may make an additional Advance to fund such overdraft.

          2.3  The Term Loan Commitment.

               2.3(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees from time to time during the period from the Closing Date to, but not including, the Term Loan Commitment Termination Date, to make Term Loan Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such Term Loan Advances shall not exceed the Term Loan Commitment Amount. The obligation of the Lender to make Term Loan Advances hereunder up to the Term Loan Commitment Amount is hereinafter referred to as the "Term Loan Commitment." All Term Loan Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Term Loan Promissory Note and for the performance of all the Obligations.

               2.3(b) The Term Loan Advances shall be used by the Company for the purposes of first, repaying Premium Advances to the extent required pursuant to Section 2.7(h) (3) on the date such Term Loan Advance is made, and thereafter, expanding the Company's wholesale origination network, expanding the Company's direct retail Mortgage Loan origination operation, and providing working capital to finance the retention by the Company of the Aggregate Payment Obligation and Pledged Interest-Only Certificates, and shall be made at the request of the Company in the manner hereinafter provided in Section 2.4 hereof. The following limitations on the Term Loan Advances shall be applicable:

                      (1) No Term Loan Advance shall be made if, after giving effect thereto, the aggregate outstanding principal balance of all Term Loan Advances would exceed the lesser of (i) the Term

               Loan Commitment Amount or (ii) the Term Loan Collateral Value.


                    (2) Each Term Loan Advance shall be in an amount not less
               than $100,000.

                    (3) Each Term Loan Advance made after the Closing Date shall be made on either (i) the first Business Day of a month or (ii) the closing date of an Eligible Securitization Transaction against the pledge of an Interest-Only Certificate issued in such Securitization Transaction.

               2.3(c) The Lender shall calculate the Residual Income Value of the Aggregate Payment Obligation no less frequently than once in each calendar month, and shall calculate the Residual Income Value of each Pledged Interest-Only Certificate at the time it is pledged hereunder; provided, that the Lender shall have no obligation to make any such calculation if, in the Lender's reasonable determination, it is unable for any reason at such time to value similar interests using the methodology described in the definition of Residual Income Value. Nothing in this Section 2.3(c) shall restrict the right of the Lender to calculate or recalculate the Residual Income Value of the Aggregate Payment Obligation or any Pledged Interest-Only Certificate at any time.

          2.4  Procedures for Obtainins Term Loan Advances.

               2.4(a) The Company may obtain Term Loan Advances, subject to the satisfaction of the conditions set forth in Sections 2.3, 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section
          2.4. A request for a Term Loan Advance shall be initiated by the Company by delivering to the Lender, no later than one (1) Business Day prior to any Business Day that the Company desires to borrow under the Term Loan Commitment, a completed and signed request for such Term Loan Advance (a "Term Loan Advance Request") on the then current form approved by the Lender. The current form in use by the Lender is Exhibit C-TL, attached hereto and made a part hereof.

         The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify said Exhibit to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.

             2.4(b) To make a Term Loan Advance, the Lender shall cause the Funding Bank to credit the amount thereof to the Cash Collateral Account, and shall disburse such amount (i) to the Lender, to the extent of any payments due to the Lender as of the date of such Term Loan Advance that have not otherwise been paid, and (ii) to the Operating Account, to the extent of any remaining portion thereof.

         2.5 Notes. The Company's Obligations in respect of Ordinary Warehousing Advances and Nonperforming Advances shall be evidenced by a Warehousing Promissory Note of the Company substantially in the form of Exhibit A-l attached hereto, the Company's Obligations in respect of REO Advances and Premium Advances shall be evidenced by a Sublimit Promissory Note of the Company substantially in the form of Exhibit A-2 attached hereto, and the Company's Obligations in respect of Term Loan Advances shall be evidenced by a Term Loan Promissory Note of the Company substantially in the form of Exhibit A-3 attached hereto. Each note shall be dated as of the date hereof. The Warehousing Promissory Note, the Sublimit Promissory Note and the Term Loan Promissory Note are collectively referred to as the "Notes." The terms "Warehousing Promissory Note," "Sublimit Promissory Note," "Term Loan Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.

         2.6 Interest.

             2.6(a) Except as otherwise provided in Section 2.6(h) hereof, the unpaid amount of each Ordinary Warehousing Advance against an Eligible Loan shall bear interest at the rate(s) per annum set forth on Exhibit M attached hereto and made a part hereof.

     2.6(b) Except as otherwise provided in Section 2.6(h) hereof, the unpaid amount of each REO Advance or Nonperforming Advance shall bear interest, from the date of such Advance until paid in full, at the Sublimit Rate.

     2.6(c) Except as otherwise provided in Section 2.6(h) hereof, the unpaid amount of each Premium Advance shall bear interest, from the date of such Advance until paid in full, at the Premium Advance Rate.

     2.6(d) Except as otherwise provided in Section 2.6(h), the unpaid amount of each Term Loan Advance made against the Aggregate Payment Obligation shall bear interest, from the date of such Advance until paid in full, at a floating rate per annum equal to 3.50% over LIBOR, and the unpaid amount of each Term Loan Advance made against Pledged Interest-Only Certificates shall bear interest, from the date of such Advance until paid in full, at a floating rate per annum equal to 4.00% over LIBOR.

     2.6(e) The Company is entitled to receive a benefit in the form of an "Earnings Credit" on the portion of the Eligible Balances maintained in time deposit accounts with a Designated Bank, and the Company is entitled to receive a benefit in the form of an "Earnings Allowance" on the portion of the Eligible Balances maintained in demand deposit accounts with a Designated Bank. Any Earnings Allowance shall be used first and any Earnings Credit shall be used second as a credit against accrued Designated Bank Charges, any other Miscellaneous Charges and fees, including, but not limited to Non-Usage Fees, Warehousing Fees, and may be used, at the Lender's option, to reduce accrued interest. Any Earnings Allowance not used during the month in which the benefit was received shall be accumulated for use and must be used within six (6) months of the month in which the benefit was received. Any Earnings Credit not used during the month in which the benefit was received shall be used to provide a cash benefit to the Company. The Lender's determination of the Earnings Credit and the Earnings

Allowance for any month shall be determined by the Lender in its sole discretion and shall be conclusive and binding absent manifest error. In no event shall the benefit received by the Company exceed the Depository Benefit.

     Either party hereto may terminate the benefits provided for in this Section effective immediately upon Notice to the other party, if the terminating party shall have determined (which determination shall be conclusive and binding absent manifest error) at any time that any applicable law, rule, regulation, order or decree or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by such party with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for such party to continue to offer or receive the benefits provided for in this Section.

     2.6(f) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the Closing Date and on the Warehousing Maturity Date.

     2.6(g) If, for any reason, no interest is due on an Ordinary Warehousing Advance, the Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Ordinary Warehousing Advance at the rate of interest applicable to such Ordinary Warehousing Advance, as in effect on the date of such Ordinary Warehousing Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.

     2.6(h) Upon Notice to the Company, after the occurrence and during the continuation of an Event of Default, the unpaid amount of each Warehousing Advance or Term Loan Advance shall bear interest until paid in full at a per annum rate of interest (the "Default

 Rate") equal to four percent (4%) in excess of the rate of interest otherwise applicable to such Advance pursuant to any other subsection of this Section 2.6 or, if no rate is applicable, the highest rate then applicable to any outstanding Advances.

     2.6(i) The floating rates of interest provided for in this Section 2.6 will be adjusted as of the effective date of each change in the applicable index. The Lender's determination of such rates as of any date of determination shall be conclusive and binding, absent manifest error.

2.7 Principal Payments.

     2.7(a) The outstanding principal amount of all Ordinary Warehousing Advances shall be payable in full on the Warehousing Maturity Date.

     2.7(b) Subject to the prepayment requirements set forth below in this
Section 2.7, (i) the outstanding principal amount of each Term Loan Advance shall be payable in monthly installments equal to 1/36th of the original principal amount of such Term Loan Advance, due on the first Business Day of each month beginning in the first month after the date such Term Loan Advance was made, (ii) the aggregate outstanding principal balance of the Term Loan Advances as of the Term Loan Commitment Termination Date shall be payable in monthly installments equal to 1/12th of such aggregate outstanding principal balance, due on the first Business Day of each month beginning in the first month after the Term Loan Commitment Termination Date, and (iii) the remaining principal balance of the Term Loan Advances shall be payable on the Term Loan Maturity Date.

     2.7(c) The Company shall have the right to prepay the outstanding Warehousing Advances in whole or in part, from time to time, without premium or penalty. The Company shall have the right to prepay the outstanding Term Loan Advance in whole or in part, from time to time, without premium or penalty. No principal prepayment of the Term Loan Advance shall reduce any monthly principal payment required under Section 2.7(b).

         2.7(d)     On the fifth Business Day after the Lender provides the
Company with a notice of the Term Loan Collateral Value as of the 26th day of any month, the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, any amount by which the outstanding principal balance of the Term Loan Promissory Note exceeds the Term Loan Collateral Value, calculated by the Lender as of such date. The Lender shall promptly notify the Company of any charge made to the Company's Operating Account under this Section 2.7(d).

         2.7(e)     The Company shall pay the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, the amount of any outstanding Warehousing Advance (other than a Premium Advance) against a specific Pledged Mortgage or REO Property, upon the earliest occurrence of any of the following events:

                (1) Two (2) Business Days elapse from the date a Warehousing Advance was made and the Pledged Mortgage which was to have been funded by such Warehousing Advance is not closed and funded.

                (2) Ten (10) Business Days elapse from the date a Collateral Document was delivered to the Company for correction or completion under a Trust Receipt, if such Collateral Document has not been returned to the Lender.

                (3) On the date on which a Pledged Mortgage is determined to have been originated based on untrue, incomplete or inaccurate information, whether or not the Company had knowledge of such misrepresentation or incorrect information or, except in the case of Pledged Mortgage securing a Nonperforming Advance, the Pledged Mortgage is 60 days or more delinquent, determined pursuant to the Mortgage Bankers Association of America method for determining delinquency status as in effect on the date hereof.

                    (4) For a Mortgage Loan covered by a Purchase Commitment at the time pledged hereunder, three (3) Business Days after the mandatory delivery date of the related Purchase Commitment and the specific Pledged Mortgage or the Pledged Security backed thereby was not delivered under the Purchase Commitment prior to such mandatory delivery date, or the Purchase Commitment is terminated; unless in each case, such Pledged Mortgage or Pledged Security is eligible for delivery to an Investor under a comparable Purchase Commitment acceptable to the Lender.

                    (5) Upon sale or other disposition of the Pledged Mortgage or REO Property or, if a Pledged Mortgage is included in an Eligible Mortgage Pool, upon sale or other disposition of the related Agency Securities.

                    (6) One (1) day prior to the foreclosure or trustee sale of the real property and the improvements thereon securing a Nonperforming Mortgage Loan, unless the Company requests and the Lender agrees to reclassify the Advance as an REO Advance and the Company delivers all of the Collateral Documents required pursuant to Exhibit D-NP/REO.

                    (7) On the date on which the Company knows, or has reason to know, or receives notice from the Lender, that one or more of the representations and warranties set forth in Section 5.15 (with respect to a particular Pledged Mortgage) or Section 5.17 (with respect to a particular REO Property) were inaccurate or incomplete in any material respect on any date when made or deemed made.

                    (8) On the date on which the Company knows, or has reason to know, or receives notice from the Lender, that it has failed to comply with its agreements in Section 6.13 (with respect to one or more Pledged Mortgages) or Section 6.14 (with respect to one or more REO Properties).

               2.7(f)    Upon Notice to the Company by the Lender, the Company
          shall pay to the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, the amount of any outstanding Warehousing Advance (other than a Premium Advance) against a specific Pledged Mortgage or REO Property upon the earliest occurrence of any of the following events:

                    (1) For any Pledged Mortgage, the number of days set forth for the applicable type of Eligible Loan on Exhibit M attached hereto and made a part hereof as the "Warehouse Period" elapse from the date of the initial Advance made by the Lender against such Pledged Mortgage.

                    (2) For any Pledged Mortgage secured by a Second Mortgage, payment of any Lien prior to such Pledged Mortgage is 60 days or more delinquent, determined pursuant to a Mortgage Bankers Association of America method for determining delinquency status as in effect on the date hereof.

                    (3) Forty-five (45) days elapse from the date the Mortgage Note evidencing the Pledged Mortgage was initially delivered to an Investor or an Approved Custodian for examination and purchase or inclusion in a Mortgage Pool, without the Pledged Mortgage being purchased or an Eligible Mortgage Pool including such Pledged Mortgage being initially certified.

                    (4) Upon a second rejection of the Pledged Mortgage as unsatisfactory by an Investor or an Approved Custodian after shipment of the related Mortgage Note.

                    (5) Seven (7) Business Days elapse from the date a Wet Settlement Advance was made without receipt by the Lender of all Collateral Documents relating to such Pledged Mortgage, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                    (6) With respect to any Pledged Mortgage, any of the items described in Section 2.2(d), upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related Purchase Commitment.

                    (7) 335 days after the date of the Nonperforming Advance made by the Lender against a Nonperforming Mortgage Loan, even if the Pledged Mortgage has been converted to an REO Property.

                    (8)  270 days after the date of the REO Advance.

                    (9) 35 days after the date of any Ordinary Warehousing Advance against a Lehman Mortgage Loan.


               2.7(g)    The outstanding amount of any Advance made pursuant to
          Section 2.2(f) shall be payable in full within one (1) Business Day after the date of such Warehousing Advance.

               2.7(h)    In addition to the payments required pursuant to
          Sections 2.5(e) and 2.5(f), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's Operating Account for, the following amounts in respect of outstanding Advances in the following circumstances:

                    (1) If the principal amount of any Pledged Mortgage is prepaid in whole or in part while an Advance is outstanding against such Pledged

               Mortgage, the amount of such prepayment to be applied to such Advance (provided, that if such prepayment has been received by the Company's subservicer and such subservicer has agreed, in an agreement satisfactory to the Lender, in its sole discretion, to remit such prepayments to the Lender, such payment to the Lender may be made upon the Lender's receipt of such prepayments from the subservicer as long as such prepayments are received within 5 Business Days).

                    (2) On the fifteenth day of each month occurring more than 60 days after the date of a Nonperforming Advance or an REO Advance, the Company shall prepay the outstanding principal amount of such Advance by 5% of the original amount of such Advance (provided, that if such Advance is an REO Advance, made to refinance a Nonperforming Advance, such 60-day period shall be calculated from the date of the Nonperforming Advance and such curtailment amount shall be 5% of the original principal amount of such Nonperforming Advance).

                    (3) In the case of any sale of Eligible Subject Loans pursuant to a Shared Execution Forward Commitment, on the first Business Day of the following month, and in the case of any other sale of Eligible Subject Loans, on the date of such sale, the Company shall reduce the outstanding principal balance of Premium Advances to the amount set forth in Section 2.1(c)(4) (after giving effect to such sale), and the Company authorizes the Lender to apply all or any part of any Term Loan Advance made on such date to such reduction.

               2.7(i)    The proceeds of the sale or other disposition of
          Pledged Mortgages, Pledged Securities and REO Properties shall be paid directly by the Investor to the Cash Collateral Account. The Company shall give Notice to the Lender (telephonically, to be followed by written notice) of the Pledged Mortgages, Pledged Securities or REO Properties for which proceeds have been received. Upon receipt of such Notice the Advances against such Pledged Mortgages, Pledged Securities or REO Properties shall be repaid from such proceeds and such Pledged Mortgages, Pledged Securities or REO Properties shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Company's affirmation that deposits in the Cash Collateral Account represent payment from Investors for the purchase of Pledged Mortgages, Pledged Securities or REO Properties as specified by the Company. In the event that the payment from an Investor for the purchase of Pledged Mortgages, Pledged Securities or REO Properties is less than the outstanding Advances against such Pledged Mortgages or the Mortgage Loans backing Pledged Securities or REO Properties, the Lender is authorized to cause the Funding Bank to charge the Company's Operating Account for an amount equal to such deficiency. Provided no Default or Event of Default exists, the Lender shall return any excess payment from an Investor for Pledged Mortgages, Pledged Securities or REO Properties to the Company.

          2.8 Expiration of Commitment. The Warehousing Commitment shall expire on the Warehousing Maturity Date. The Term Loan Commitment shall expire on the Term Loan Commitment Termination Date.

          2.9  Method of Making Payments.

               2.9(a)    Except as otherwise specifically provided herein, all
          payments hereunder shall be made to the Lender not later than the close of business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.

               2.9(b)    After the occurrence and during the continuance of an
          Event of Default, and without the necessity of prior demand or notice from the Lender, the Company authorizes the Lender to cause the Funding

          Bank to charge the Company's Operating Account for any Obligations due and owing the Lender.

          2.10 Non-Usage Fees. At the end of each calendar quarter, during the term hereof commencing with the calendar quarter beginning on April 1, 1999, the Lender shall determine the average outstanding amount of Ordinary Warehousing Advances by calculating the arithmetic daily average of such Advances outstanding during such calendar quarter. The Lender shall then subtract such quarterly average usage (the "Used Portion") from an amount equal to 50% of the arithmetic daily average of the Ordinary Warehousing Sublimit (and the result thereof shall be known as the "Unused Portion"), and the Company shall pay in arrears, within thirty (30) days after the end of each calendar quarter, a Non-Usage Fee (the "Non-Usage Fee") equal to 0.125% per annum on the total amount of the Unused Portion during such calendar quarter. Within thirty (30) days of the end of the current quarter, the Company shall pay the prorated portion of the quarterly Non-Usage Fee due from the date of the first Advance hereunder to March 31, 1999. If the Warehousing Maturity Date is other than the last day of a quarter, the Company shall pay the prorated portion of the quarterly Non-Usage Fee due from the beginning of the then current quarter to and including the Warehousing Maturity Date. For the purposes hereof, quarters shall be defined as beginning April 1, July 1, October 1 and January 1. In the absence of manifest error, the calculation by the Lender of the amount of any Non-Usage Fee shall be conclusive. If the Warehousing Commitment terminates at the request of the Company or as a result of an Event of Default, the Non-Usage Fee shall be due and owing through the last day of the current quarter.

          2.11 Warehousing Fees. The Company agrees, at the time of each Warehousing Advance, except Warehousing Advances made as part of a Bulk Financing, to pay to the Lender a Warehousing Fee in the amount of $22.00 for each Mortgage Loan pledged as Collateral for such Advance. The Company further agrees, at the time of each Bulk Financing, to pay to the Lender a Warehousing Fee in the amount of $15.00 for each Mortgage Loan pledged as Collateral for such Bulk Financing. Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

          2.12 Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses (collectively, "Miscellaneous Charges") incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for Miscellaneous Charges incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral. For the purposes hereof, Miscellaneous Charges shall include, but not be limited to, costs for UCC, tax lien and judgment searches conducted by the Lender, filing fees, charges for additional wire transfers, check processing charges, charges for security delivery fees, charges for overnight delivery of Collateral to Investors, the Funding Bank's service charges and Designated Bank Charges. Miscellaneous Charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

          2.13 Interest Limitation. All agreements between the Company and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Notes or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or retention of the Advances secured by this Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Notes, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Notes and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the Company and Lender and shall also be binding upon and available to any subsequent holder of the Notes.

          2.14 Increased Costs; Capital Requirements. In the event any applicable law, order, regulation or directive issued by any governmental or monetary authority, or any change therein or in the governmental or judicial interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

               2.14(a) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdiction in which the Lender's principal office is located);

               2.14(b) Does or shall impose, modify or hold applicable any reserve, capital requirement, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

     and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Company shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder; provided, that the Company shall not be responsible pursuant to this Section 2.14 for any fines or other penalties incurred by the Lender as a result of the Lender's violation of any such law, order, regulation or direction. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall notify the Company of the event by reason of which it has become so entitled and the Company shall pay such amount within fifteen (15) days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Section shall survive the payment of all other Obligations and the termination of this Agreement.

3.   COLLATERAL.

          3.1 Grant of Security Interest. As security for the payment of the Notes and for the performance of all of the Company's Obligations, the Company hereby assigns and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property (the "Collateral"):

               3.1(a) All Mortgage Loans, including all Mortgage Notes and Mortgages evidencing or securing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender (the "Pledged Mortgages").

               3.1(b) All Mortgage-backed Securities which are from time to time created in whole or in part on the basis of the Pledged Mortgages or are delivered or caused to be delivered to, or are otherwise in the possession of the Lender or its agent, bailee or custodian as assignee, or pledged to the Lender, or for such purpose are registered by book-entry in the name of the Lender (including delivery to or registration in the name of a third party on behalf of the Lender) hereunder or in respect of which from time to time an

          Advance has been made by the Lender hereunder (the "Pledged Securities").

               3.1(c) All Servicing Contracts now or hereafter owned by the Company with respect to Mortgage Loans (i) sold pursuant to Shared Execution Forward Commitments or (ii) backing Mortgage-backed Securities issued in Eligible Securitization Transactions in which a Pledged Interest-Only Certificate was issued.

               3.1(d) All rights of the Company to receive payments under or by virtue of the Servicing Contracts described in Section 3.1(c) and the Acknowledgment Agreements, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation or termination of any such Servicing Contract, interest on the foregoing, or otherwise.

               3.1(e) Any agreement pursuant to which any Servicing Contract described in Section 3.1(c) was acquired or is sold by the Company, and all documents and instruments executed or delivered in connection with any such acquisition or sale.

               3.1(f) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments or VA commitments and the Purchase Commitments, and all other documents or instruments relating to the Pledged Mortgages and the Pledged Securities, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

               3.1(g) The Aggregate Payment Obligation, all Interest-Only Certificates against which the Company requests, and the Lender makes, a Term Loan Advance hereunder, or which the Company otherwise delivers to the Lender as Collateral (each, a "Pledged Interest-Only Certificate"), and all rights of the Company (including, without limitation, rights to payment) arising under any Shared Execution Forward Commitments, under any agreements, documents and instruments relating to any Eligible Securitization Transaction in which a Pledged Interest-Only Certificate was issued, or otherwise relating to the Aggregate Payment Obligation, any Pledged Interest-Only Certificate or Mortgage Loans sold by the Company to the Lender or any Affiliate of the Lender.

               3.1(h) All right, title and interest of the Company in and to any Hedging Arrangements entered into to protect the Company against changes in the value of Pledged Mortgages, Pledged Securities, the Aggregate Payment Obligation, any Pledged Interest-Only Certificate or any other Collateral, including, without limitation, all rights to payment arising under such Hedging Arrangements.

               3.1(i) All accounts or general intangibles owned by the Company ("Receivables") for the payment of money against (i) VA under a VA guaranty of, FHA or a private mortgage insurer under an FHA or private insurer's mortgage insurance policy insuring payment of, or any other Person under any other agreement (including a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by the Company from an investor or out of a pool of Mortgage Loans serviced by the Company and pledged hereunder, (ii) obligors and their accounts, Fannie Mae, Freddie Mac, Ginnie Mae or any other investor under a Servicing Contract covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan (A) repurchased by the Company out of a pool of Mortgage Loans serviced by the Company and pledged hereunder, or (B) being serviced by the Company pursuant to a Servicing Contract pledged hereunder, in either case, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums, paid by the Company in connection with Mortgage Loans, and
         (iii) obligors and their accounts, or Fannie Mae, Freddie Mac, Ginnie Mae or any other investor under or in respect of any Mortgage Loans serviced by the Company pursuant to a Servicing Contract pledged hereunder, for repayment of advances made by the Company to cover shortages in principal and interest payments.

               3.1(j) All right, title and interest of the Company in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Company relating to the Collateral.

               3.1(k) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

               3.1(l) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the Collateral or proceeds thereof.

               3.1(m) All real property, fixtures and personal property described in any REO Mortgage, including all rents, leases and profits now due or which may hereafter become due under or by virtue of any lease, license, sublease, or agreement, whether written or verbal, for the use or occupancy of the property or any part thereof, and all proceeds of any fire loss or other insurable casualty and all awards or compensation made by any governmental or other lawful authorities for the taking or damaging by eminent domain of the whole or any part of the property, including any awards for a temporary taking, change of grade of streets or taking of access.

         3.2  Release of Security Interest in Collateral.

              3.2(a) Pledged Mortgages and REO Property shall be released from the Lender's security interest only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages or REO Property.

              3.2(b) If Pledged Mortgages are to be transferred to a pool custodian or to Freddie Mac or Fannie Mae for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged Mortgages. If the Lender's security interest in the Pledged Mortgages comprising the Mortgage Pool is not released prior to the issuance of the Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lender's security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

              3.2(c) If Pledged Mortgages are transferred to an Approved Custodian and included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible Mortgage Pool shall be released upon the issuance of the Agency Security, which shall be a Pledged Security. The Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the Pledged

         Mortgages backing such Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

              3.2(d) The Lender shall have the exclusive right to the possession of the Pledged Securities or, if the Pledged Securities are issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code of Minnesota) or its nominee, the Lender shall have the right to have the Pledged Securities registered in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code of Minnesota) in an account containing only customer securities and credited to an account of the Lender. The Lender shall have the right to cause delivery of the Pledged Securities to be made to the Investor or the Pledged Securities credited to the account of the Investor or the Investor's designee only against payment therefor. The Company acknowledges that the Lender may enter into one or more standing arrangements with other financial institutions with respect to Pledged Securities issued in book entry form or issued in certificated form and delivered to a clearing corporation, pursuant to which such Pledged Securities are registered in the name of such financial institution, as agent or securities intermediary for the Lender, and the Company agrees upon request of the Lender to execute and deliver to such other financial institutions the Company's written concurrence in any such standing arrangements.

              3.2(e) Prior to the occurrence of an Event of Default, the Company may redeem a Pledged Mortgage, Pledged Security or REO Property from the Lender's security interest by notifying the Lender of its intention to redeem such Pledged Mortgage, Pledged Security or REO Property from pledge and either (a) paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, the Release Amount in connection with such Pledged Mortgage, Pledged Security or REO Property, or (b) delivering substitute Collateral which, in addition to being acceptable to the Lender in its sole discretion will, when included with the Collateral, result in a Collateral Value of all Collateral held by the Lender which is at least equal to the aggregate outstanding Warehousing Advances.

              3.2(f) Following the occurrence of a Default or Event of Default, the Lender may, with no liability to the Company or any Person, continue to release its security interest in any Pledged Mortgage, Pledged Security or REO Property against payment of the Release Amount in connection with such Pledged Mortgage, Pledged Security or REO Property.

              3.2(g) The amount (the "Release Amount") to be paid by the Company to obtain the release of the Lender's security interest in a Pledged Mortgage or REO Property shall be (i) prior to the occurrence of an Event of Default, the sum of (A) the principal amount of the Warehousing Advances (other than Premium Advances) made against such Pledged Mortgage or REO Property and (B) in the case of an Eligible Subject Loan, the amount of any prepayment of Premium Advances that will be required under Section 2.7(h) (3) hereof after giving effect to such sale, and (ii) from and after the occurrence and during the continuance of an Event of Default, the Committed Purchase Price of a Pledged Mortgage or, if there is no Purchase Commitment for a Pledged Mortgage and in the case of an REO Property the amount paid to the Lender in a commercially reasonable disposition thereof.

         3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages, Pledged Securities and REO Property then pledged hereunder is less than the aggregate amount of the Warehousing Advances then outstanding hereunder, the Lender may request, and the Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans, and/or cash, with a Collateral Value sufficient to cover the difference between the Collateral Value of the Pledged Mortgages, Pledged Securities and REO Property pledged and the aggregate amount of Warehousing Advances outstanding hereunder, and/or (b) repay the

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

     Warehousing Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages, Pledged Securities and REO Properties pledged hereunder.

         3.4 Release of Collateral.

             3.4(a) The Lender may deliver documents relating to the Collateral to the Company for correction or completion pursuant to a Trust Receipt.

             3.4(b) Prior to the occurrence of a Default or Event of Default, upon delivery by the Company to the Lender of shipping instructions pursuant to Exhibit D-SF or Exhibit D-NP/REO, the Lender will transmit Pledged Mortgages or Pledged Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

             3.4(c) Upon receipt of Notice from the Company under Section 2.7(i) hereof, and repayment of the Release Amount with respect to a Pledged Mortgage identified by the Company, any Collateral Documents relating to the redeemed Pledged Mortgage or Mortgage Loan backing a Pledged Security which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to the Company.

             3.4(d) Upon payment of the Release Amount for an REO Property, the Lender agrees to provide a satisfaction for the related REO Mortgage.

         3.5 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name, in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

             3.6 Return of Collateral at End of Commitment. If (a) both the Warehousing Commitment and the Term Loan Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations shall be outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the Company at the Company's expense. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.   CONDITIONS PRECEDENT.

             4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

                 4.1(a) The requirements set forth in the Closing Schedule shall have been satisfied.

                 4.1(b) All directors, officers and shareholders of the Company, and all Affiliates of the Company or of any Subsidiary of the Company to whom or to any of whom the Company shall be indebted as of the date of this Agreement, which indebtedness has a term of more than one (1) year or is in excess of Twenty-Five Thousand Dollars ($25,000) shall have subordinated such indebtedness to the Obligations, by executing a

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

             Subordination of Debt Agreement, in the form of Exhibit E hereto; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect as of the date of the Advance.

             4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

                 4.2(a) The Company shall have delivered to the Lender the
             Advance Request, Collateral Documents, and documents relating to Wet Settlement Advances, called for under, and shall have satisfied the procedures set forth in, Section 2.2 hereof and the applicable Exhibits hereto described in that Section, according to the type of the requested Advance. All items delivered to the Lender shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment, if any.

                 4.2(b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code or other applicable law.

                 4.2(c) The representations and warranties of the Company
             contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

                 4.2(d) The Company shall have performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

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

                 4.2(e) The Company shall not have incurred any material
             liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

                 4.2(f) The Lender shall have received from counsel for the
             Company, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

             Delivery of an Advance Request by the Company shall be deemed a representation by the Company that all conditions set forth in this Section
     4.2 shall have been satisfied as of the date of such Advance.

5.   REPRESENTATIONS AND WARRANTIES.

             The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

             5.1 Organization; Good Standing; Subsidiaries. The Company and each Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name,

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

         address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Company.

             5.2 Authorization and Enforceability. The Company has the power and authority to execute, deliver and perform this Agreement, the Notes and all other Loan Documents to which the Company is party and to make the borrowings hereunder. The execution, delivery and performance by the Company of this Agreement, the Notes and all other Loan Documents to which the Company is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of the Company (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law, of any judgments binding upon the Company, or of the articles of incorporation or by-laws of the Company, conflict with or result in a breach of or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of the Company other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement, the Notes and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights and by general principles of equity.

             5.3 Approvals. The execution and delivery of this Agreement, the Notes and all other Loan Documents and the performance of the Company's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

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

              5.4 Financial Condition. The balance sheet of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) as of the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company (and its Subsidiaries) as of the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

              5.5 Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole, or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

              5.6 Compliance with Laws. Neither the Company nor any Subsidiary of the Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public

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

       regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole or which would affect the validity or enforceability of this Agreement, the Notes or any other Loan Document.

              5.7 Regulation U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

              5.8 Investment Company Act. The Company is not an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

              5.9 Payment of Taxes. The Company and each of its Subsidiaries has filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its Subsidiaries which are required to be filed, all such returns are true and correct, and the Company and each of its Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section
       5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Company and its Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Company and its Subsidiaries may be liable in its own right or as transferee of the assets of, or as successor to, any other Person. No tax Liens have been filed and no material claims are being asserted with respect to any such taxes, fees or charges.

              5.10 Agreements. Neither the Company nor any Subsidiary of the Company is a party to any agreement,

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

       instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in
       Section 5.4 hereof. Neither the Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

              5.11 Title to Properties. The Company and each Subsidiary of the Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.4 hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

              5.12 ERISA. All plans ("Plans") of a type described in Section 3(3) of ERISA in respect of which the Company or any Subsidiary of the Company is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to

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

       terminate any such Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since September 1, 1974.

              5.13 Eligibility. The Company is approved and qualified and in good standing as a mortgagee or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

                     5.13(a)       HUD approved mortgagee, eligible to
              originate, purchase, hold, sell and service FHA fully insured Mortgage Loans.

                     5.13(b)       RFC approved seller/servicer of Mortgage
              Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to RFC.

              5.14 Place of Business. The principal place of business of the Company is 15030 Avenue of Science, Suite 100, San Diego, California 92128.

              5.15   Special Representations Concerning Collateral.
       The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

                     5.15(a)       The Company is the legal and equitable owner
              and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages, the Pledged Securities, the Aggregate Payment Obligation and any Pledged Interest-Only Certificates. All Pledged Mortgages, Pledged Securities and Purchase Commitments have been duly authorized and validly issued to the Company. All of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

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

                     5.15(b)   The Company has, and will continue to have, the
              full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

                     5.15(c)   Any Mortgage Loan and any related document
              included in the Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advance Request for such Mortgage Loan, (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset, (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5) has been evaluated or appraised in accordance with Title XI of FIRREA, and (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof, and each First Mortgage is a first Lien on the premises described therein and each Second Mortgage is secured by a second Lien on the premises described therein (subject in all cases to encumbrances permitted pursuant to the RFC Guide), and has or will have (except, in the case of an Eligible Subject Loan, as otherwise permitted in the RFC Guide) a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of Investors purchasing such Mortgage Loans.

                     5.15(d)   No Mortgage Loan included in the Pledged
              Mortgages is 60 days or more delinquent, determined pursuant to the Mortgage Bankers Association of America method for determining delinquency status as in effect on the date hereof, without the Advance against such Pledged Mortgage having been repaid in accordance with Section 2.7(e)(3) hereof, except with respect to

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         Pledged Mortgages which have already been pledged as Collateral for
         Nonperforming Advances hereunder.

              5.15(e) The Company has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the Company as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect.

              5.15(f) All fire and casualty policies covering the premises encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Company or its subservicer, and its successors and assigns, as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and
         (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

              5.15(g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

              5.15(h) Each Pledged Mortgage, against which an Advance is made on the basis of a Purchase Commitment, meets all requirements of such Purchase Commitment. The Company shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department, agency or other Person issuing or guaranteeing such Mortgage-backed Security. The Company shall assure that all Mortgage Loans pledged hereunder that are not covered by a Purchase Commitment, other than Nonperforming Mortgage Loans, meet all requirements of one or more Investors with

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         which the Company has agreements or other arrangements to sell similar
         Mortgage Loans.

              5.15(i) For Pledged Mortgages which will be used to back Ginnie Mae Mortgage-backed Securities, the Company has received from Ginnie Mae a Confirmation Notice or Confirmation Notices for Request Additional Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of Ginnie Mae sufficient to permit the issuance of Ginnie Mae Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Company as the Mortgage Loans to be used to back such Ginnie Mae Mortgage-backed Securities; each such Confirmation Notice is in full force and effect; each of such Pledged Mortgages has been assigned by the Company to one of such Pool Numbers and a portion of the available Ginnie Mae Commitment has been allocated thereto by the Company, in an amount at least equal to such Pledged Mortgages; and each such assignment and allocation has been reflected in the books and records of the Company.

              5.15(j) Each Pledged Mortgage secured by real property to which a Manufactured Home is affixed will create a valid Lien on such Manufactured Home that will have priority over any other Lien on such Manufactured Home, whether or not arising under applicable real property law.

         5.16 Servicinq. Attached hereto as Exhibit E is a true and complete list of the Company's Servicing Portfolio. All of the Company's Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

         5.17 Special Representations Concerning REO Properties. The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request for an REO Advance and the making of each REO Advance, that:

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

              5.17(a) The Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder and under the REO Mortgages and encumbrances permitted pursuant to the RFC Guide), of the REO Properties for which an REO Advance is being or has been requested. All REO Mortgages have been duly authorized and validly executed and delivered by the Company, and the REO Properties for which an REO Advance has been made have been and will continue to be subject to a security interest in favor of the Lender, subject to no other Liens.

              5.17(b) Each REO Mortgage is in full force and effect, is legal, valid and enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights and by general principles of equity, and no default or event which, with notice or lapse of time or both, would become a default, exists under any such REO Mortgage.

         5.18 No Adverse Selection. The Company has not selected the Collateral in a manner so as to affect adversely the Lender's interests.

         5.19 Year 2000 Compliance. The Company has conducted a comprehensive review and assessment of the Company's computer applications and made inquiry of the Company's key suppliers, vendors, customers, and Investors with respect to the "Year 2000 Problem" and, based on that review and inquiry, the Company does not believe the Year 2000 Problem will result in a material adverse change in the Company's business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

         5.20 Assumed Names. The Company does not originate Mortgage Loans or otherwise conduct business under any names other than its legal name and the assumed names set forth on Exhibit O attached hereto. The Company has made all filings and taken all other action as may be required under the laws of any jurisdiction in which it originates Mortgage Loans or otherwise conducts business under any assumed name. To the

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

     best of the Company's knowledge, the Company's use of the assumed names set forth on Exhibit O attached hereto does not conflict with any other Person's legal rights to any such name, nor otherwise give rise to any liability by the Company to any other Person, except as disclosed on Exhibit E to the Convertible Debt Agreement.

6.   AFFIRMATIVE COVENANTS.

         The Company hereby covenants and agrees that, so long as the Warehousing Commitment or the Term Loan Commitment is outstanding or there remain any Obligations to be paid or performed under this Agreement or under any other Loan Document, the Company shall:

         6.1 Payment of Notes. Punctually pay or cause to be paid all Obligations payable hereunder and under the Notes in accordance with the terms hereof and thereof.

         6.2 Financial Statements and Other Reports. Deliver to the Lender:

             6.2(a) As soon as available and in any event not later than the last day of each month, statements of income and changes in stockholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such immediately preceding month, and the related balance sheet as of the end of the immediately preceding month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

             6.2(b) As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Company, statements of income, changes in stockholders' equity and cash flow of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as of the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an

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         opinion (which opinion shall not be qualified due to possible failure to take all appropriate steps to successfully address the Year 2000 Problem) in form and substance satisfactory to the Lender and prepared by Deloitte & Touche or another accounting firm of recognized standing selected by the Company and acceptable to the Lender, as to said financial statements and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as of the end of, and for, such year.

             6.2(c) Together with each delivery of financial statements required in this Section 6.2, an Officer's Certificate substantially in the form of Exhibit I-SF hereto: (1) setting forth in reasonable detail all calculations necessary to show that the Company is in compliance with the requirements of Sections 7.6, 7.7, 7.8, 7.9, and 7.10 hereof as of the end of such month or year (or, if the Company is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Company has taken, is taking or proposes to take with respect thereto); (2) certifying that the Company was, as of the end of the period, in compliance and in good standing with applicable HUD, Ginnie Mae, or Investor net worth requirements;
         (3) certifying that the representation set forth in Section 5.19 hereof is true and correct as of the date of such certificate or, if such representation is not true and correct as of such date, specifying the nature of the problem and what action the Company has taken, is taking and proposes to take with respect thereto, and (4) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as of

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     the date of the Officer's Certificate, of any Default or Event of Default,
     or if any Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

          6.2(d)   As soon as available and in any event not later than the last day of each month, a consolidated report (the "Delinquency Report") as of the end of the immediately preceding month detailing, as to all Mortgage Loans (i) owned by the Company or (ii) the servicing rights to which are owned by the Company (specified by investor, type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages, which report shall indicate Loans which (1) are current and in good standing, (2) are more than 30, 60 or 90 days past due, respectively, determined using the Office of Thrift Supervision method, (3) are more than 360 days past due, determined using the Office of Thrift Supervision method, (4) are the subject of pending bankruptcy or foreclosure proceedings, or (5) have been converted (through foreclosure or other proceedings in lieu thereof) by the Company into real estate owned by the Company. Such report will include an estimate of the net liquidation proceeds on any Pledged Mortgages which are 60 days or more delinquent, determined under the Mortgage Bankers Association of America method for determining delinquency status as in effect on the date hereof. The Delinquency Report must segregate the information relating to the Pledged Mortgages and REO Properties from other information.

          6.2(e) As soon as available and in any event not later than the last day of each month, a report (the "Securities Delinquency Report") as of the end of the immediately preceding month detailing the delinquency and loss performance of the Mortgage Loans serviced by the Company or Advanta that back, and the cash flow of, (i) Accredited Mortgage Loan Trust 1996-1, (ii) each Eligible Securitization-Transaction, and (iii) each [Advanta Securitization Transaction].

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          6.2(f)   As soon as available and in any event within 10 days after filing of the returns, the Company's annual corporate tax returns.

          6.2(g)   As soon as available and in any event within 15 days of
     receipt, all reports, notices and correspondence from regulatory agencies pertaining to the performance of the Company or the Company's compliance with applicable state or federal laws.

          6.2(h)   As soon as available and in any event not later than the last day of each month, a commitment summary and pipeline report substantially in the form of Exhibit L (the "Commitment Summary Report") as of the end of the immediately preceding month.

          6.2(i)   Reports in respect of the Pledged Mortgages and Pledged
     Securities, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

          6.2(j)   Copies of all regular or periodic financial and other
     reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto, copies of any audits completed by Ginnie Mae, Fannie Mae or Freddie Mac and copies of the Mortgage Bankers' Financial Reporting Forms (Freddie Mac Form 1055/Fannie Mae Form 1002) which the Company is required to have filed, as the Lender may reasonably request.

          6.2(k)   As soon as available and in any event not later than the last day of each month, a consolidated report (the "Loan Production Report") as of the end of the immediately preceding month, presenting the total dollar volume and the number of Mortgage Loans originated or purchased during the fiscal year, specified by property type and loan type or Investor (e.g. FHA, Ginnie Mae, Fannie Mae, Freddie Mac, Eligible Subject Loans, etc.), and by regional production office.

          6.2(l)   As soon as available and in all events within 60 days after the beginning of each fiscal year

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

     of the Company, financial projections of the Company for such fiscal year consisting of projected income and cash flow statements for each month during such fiscal year, projected balance sheets as of the end of each month during such fiscal year, and projected Mortgage Loan origination and sale reports for each month during such fiscal year, in reasonable detail, the form of which must be reasonably acceptable to the Lender.

          6.2(m)   As soon as available and in any event not later than the last day of each month, a report detailing the current status of each REO Property and each Nonperforming Mortgage Loan as of the end of the immediately preceding month.

          6.2(n)   As soon as available and in any event not later than the last day of each month, a report detailing all requests that the Company repurchase Mortgage Loans from an Investor or out of an Eligible Mortgage Pool, the status of each such request, and any indemnification or similar agreement entered into by the Company in connection with any such request.

          6.2(o)   As soon as available and in any event not later than the last day of each month, a report detailing all actions, suits, or proceedings instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which have at issue an amount in excess of $25,000 (except for those previously disclosed pursuant to Section 6.6 hereof), indicating the amount of any loss or liability the Company may occur as a result.

          6.2(p)   From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

     6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its corporate existence in good standing and all of its rights, privileges, licenses and franchises necessary or desirable in the normal conduct of

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

     its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; conduct its business in an orderly and efficient manner; maintain a net worth of acceptable assets as required for maintaining the Company's eligibility as lender, seller/servicer and issuer described under Section 5.13 hereof; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this Agreement.

          6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

          6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender or any Participant to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with its officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Lender or any Participant and the Company accountants held in accordance with this authorization.

          6.6 Notice. Give prompt Notice to the Lender of (a) any action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding involves a potential loss or liability to the Company or any Subsidiary in excess of $200,000, or any

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

     such proceedings threatened against the Company or any of its Subsidiaries in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against the Company, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of the Company's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof,
     (e) the transfer, loss or termination of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer, loss or termination, if known to the Company, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries, its properties, or assets may be subject.

          6.7 Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of the Company, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay any obligations, indebtedness, taxes, assessments, governmental charges, levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

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

       6.8 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing requirements applicable to a lender, seller/servicer and issuer described under Section 5.13 hereof, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Company. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

       6.9 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company relating to any Mortgage Loan.

       6.10 Subordination of Certain Indebtedness. Cause any indebtedness of the Company, incurred after the date of this Agreement, to any shareholder, director or officer of the Company, or to any Affiliate of the Company or of any Subsidiary of the Company, or to any guarantor, which indebtedness has a term of more than one (1) year or is in excess of Twenty-Five Thousand Dollars ($25,000) to be subordinated to all Obligations by the execution of a Subordination of Debt Agreement in the form of Exhibit F hereto and deliver to the Lender an executed copy of said Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect.

       6.11 Other Loan Obligations. Perform all material obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or


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

nonrenewal of any of its other lines of credit or agreements with any other lender. Exhibit J hereto is a true and complete list of all such lines of credit or agreements as of the date hereof. The Company hereby agrees not to enter into any secured financing facilities after the date hereof with a commitment amount in excess of $100,000 without the prior written consent of the Lender, and to give the Lender at least thirty (30) days Notice before entering into any additional financing facilities.

       6.12 Use of Proceeds of Advances. Use the proceeds of each Warehousing Advance solely for the purposes set forth in Section 2.1(b) of that type, and use the proceeds of each Term Loan Advance solely for the purposes set forth in
Section 2.3(b) hereof.

       6.13   Special Affirmative Covenants Concerninq Collateral.

              6.13(a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

              6.13(b) Service or cause to be serviced all Mortgage Loans in accordance with the standard requirements of the issuers of Purchase Commitments covering the same and all applicable FHA and VA requirements, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall service or cause to be serviced all Mortgage Loans backing Pledged Securities and Pledged Interest-Only Certificates and all Mortgage Loans sold to the Lender pursuant to Shared Execution Forward Commitments in accordance with applicable governmental requirements, the applicable Servicing Contracts and requirements of issuers of Purchase Commitments covering any Pledged Securities. The Company shall hold all escrow funds collected in respect of Pledged Mortgages and Mortgage Loans backing Pledged Securities, the Aggregate Payment obligation and Pledged Interest-Only Certificates in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.


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

              6.13(c) Execute and deliver to the Lender such Uniform Commercial Code financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

              6.13(d) Notify the Lender within two (2) Business Days of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

              6.13(e) Promptly comply in all respects with the terms and conditions of each Shared Execution Forward Commitment, all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than three (3) Business Days prior to the mandatory delivery date thereof.

              6.13(f) Maintain, at its principal office, in a regional office approved by the Lender, in the office of a computer service bureau engaged by the Company and approved by the Lender or in Advanta's office or the office of another subservicer approved by the Lender, and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed Securities delivered to the Lender as Pledged Securities, Purchase Commitments, and all related Mortgage Loan documents and instruments,


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

              and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

              6.14   Special Affirmative Covenants Concerninq REO Mortgages.

                     6.14(a) Record in the appropriate recording office to
              perfect a security interest in the REO Property an REO Mortgage with respect to each REO Property for which an REO Advance is being requested, including the payment of all recording fees or taxes.

                     6.14(b) Immediately upon execution thereof, deliver to the
              Lender a copy of any contract entered into by the Company for the sale, transfer or other disposition of an REO Property for which an REO Advance has been made.

                     6.14(c) Instruct the purchaser of any REO Property for
              which an REO Advance has been made to wire transfer the purchase proceeds for the REO Property to the Cash Collateral Account.

7.     NEGATIVE COVENANTS.

              The Company hereby covenants and agrees that, so long as the Warehousing Commitment or the Term Loan Commitment is outstanding or there remain any Obligations to be paid or performed, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

              7.1 Contingent Liabilities. Assume, guarantee, endorse, or otherwise become contingently liable for the obligation of any Person except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

              7.2 Sale or Pledge of Assets. Sell or otherwise dispose of any existing or future Servicing Contracts of the Company; pledge or otherwise grant any Lien on any of its properties or assets (including, without limitation, the


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

       Collateral and any Servicing Contracts) other than (a) to the Lender, (b) Liens in connection with deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations, in the ordinary course of business of the Company or any Subsidiary, (c) Liens for taxes, fees, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (d) encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property and minor irregularities in title thereto which do not materially impair its use in operation of its business, (e) Liens on equipment to secure Debt incurred solely to acquire such equipment up to an aggregate amount of $500,000 in addition to Liens outstanding as of the Closing Date, or with the prior written consent of Lender, (f) Liens on Mortgage Loans financed pursuant to the Lehman Facility; and (g) Liens on Mortgage Loans financed pursuant to the Bank United Facility; or omit to take any action required to keep any Servicing Contracts in full force and effect; provided, however, that if no Default or Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Company's business.

              7.3 Merger; Sale of Assets; Acquisitions; Business Activities. Liquidate, dissolve, consolidate or merge, sell any substantial part of its assets except in the ordinary course of business, acquire any substantial part of the assets of another, or engage in any business activities substantially different from those engaged in by the Company on the date hereof.

              7.4 Deferral of Subordinated Debt. Pay in advance of the stated maturity thereof any Subordinated Debt of the Company or, if a Default or Event of Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.


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              7.5    Loss of Eligibility. Take any action that would cause the
       Company to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

              7.6 Debt to Tangible Net Worth Ratio. Permit the ratio of Debt (excluding, for this purpose only, Debt arising under the Hedging Arrangements, to the extent of assets arising under the same Hedging Arrangements) to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed (i) from the Closing Date, to and including December 30, 1999, 20 to 1; (ii) from December 31, 1999, to and including December 30, 2000, 17 to 1; (iii) from and after December 31, 2000 to December 30, 2001, 14 to 1; and (iv) from and after December 31, 2001, 11 to 1.

              7.7 Minimum Tangible Net Worth. Permit Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than the sum of (a) $6,000,000 plus (b) for each completed fiscal quarter of the Company ended after the date hereof, 50% of positive net income of the Company for such fiscal quarter.

              7.8 Liquidity. Permit Liquid Assets of the Company at any time to be less than $1,000,000.

              7.9 Quarterly Net Income. Permit the net income of the Company for any fiscal quarter ended after the date hereof to be less than zero.

              7.10 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates, other than (i) investments in Accredited Home Capital, Inc. to the extent required to comply with Section 7.1(a) of the Cargill Facility Agreement [and (ii) investments totaling not more than Three Hundred Fifty Thousand Dollars ($350,000), in the aggregate, in Vicon Financial Services, Inc., and in one or more Vicon Affiliates], (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates [other than purchases of Mortgage Loans in the ordinary course of business from

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

       Vicon Affiliates], or (d) transfer, pledge or assign or otherwise pay management fees to or on behalf of such Affiliates.

              7.11 Acquisition of Recourse Servicing Contracts. Acquire or enter into Servicing Contracts under which the Company is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans occurring at any time after the first payment is made on such Mortgage Loans.

              7.12 Gestation Facilities. Directly or indirectly sell or finance Pledged Mortgages under any Gestation Agreements other than the Lehman Facility; provided, that no Ordinary Warehousing Advance shall be made against any Pledged Mortgage sold or financed under the Lehman Facility after initially being pledged hereunder.

              7.13   Special Negative Covenants Concerning Collateral.

                     7.13(a)  Except in the case of a Mortgage Loan against
              which a Nonperforming Advance is outstanding, the Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

                     7.13(b)  The Company shall not sell, assign, transfer or
              otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

                     7.13(c)  Except in the case of a Mortgage Loan against
              which a Nonperforming Advance is outstanding, the Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

                     7.13(d)  The Company will not guarantee the debt of any
              other parties.

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8.     DEFAULTS; REMEDIES.

              8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

                     8.1(a) Failure to pay the principal of any Advance when
              due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Company due the Lender, including but not limited to indebtedness under the Convertible Debt Agreement; or

                     8.1(b) Failure of the Company or any of its Subsidiaries to
              pay, or any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided; breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such breach or default is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of $75,000 or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

                     8.1(c) Failure of the Company to perform or comply with any term or condition applicable to it contained in Sections 6.3 and
              6.12 or in any Section of Article 7 of this Agreement; or

                     8.1(d) Any of the Company's representations or warranties
              made or deemed made herein or in any other Transaction Document (other than the representations and warranties set forth in Section 5.15 or Section 5.17 hereof), or in any statement or certificate at any

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              time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or

                     8.1(e)     The Company shall default in the performance of
              or compliance with any term contained in this Agreement or any other Transaction Document (including without limitation, any covenant contained in the Convertible Debt Agreement, whether or not the Convertible Debt Agreement or such covenant remains in effect) other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Company of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Company of such default, or (iii) the date the Company should have notified the Lender of such default pursuant to Section 6.6(c); or

                     8.1(f) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Company or any Subsidiary of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company or any Subsidiary of the Company now or hereafter in effect, which decree or order is not stayed; the Company or any Subsidiary of the Company shall consent to the entry of any such decree or order; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company or any Subsidiary of the Company has occurred; or any other similar relief shall be granted under any applicable federal or state law; or (2) the filing of an involuntary case in respect of the Company or any Subsidiary of the Company under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any Subsidiary of the Company, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim

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              or permanent receiver, trustee or other custodian of the Company or any Subsidiary of the Company for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any Subsidiary of the Company, and the continuance of any such events in Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

                     8.1(g) The Company or any Subsidiary of the Company shall
              consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any Subsidiary of the Company of any assignment for the benefit of creditors; or the inability or failure of the Company or any Subsidiary of the Company, or the admission by the Company or any Subsidiary of the Company in writing of its inability, to pay its debts as such debts become due; or

                     8.1(h) Failure of the Company to perform any contractual
              obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed $500,000; or

                     8.1(i) Any money judgment, writ or warrant of attachment,
              or similar process involving in any case an amount in excess of $75,000 shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

                     8.1(j) Any order, judgment or decree shall be entered
              against the Company or any Subsidiary of the Company decreeing the dissolution or split up of the Company or such Subsidiary and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

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                     8.1(k) Any Plan maintained by the Company or any of its
              Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's liability or any such Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than $25,000 (or in the case of a termination involving the Company or any of its Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

                     8.1(l) The Company or any of its Subsidiaries as employer
              under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $25,000; or

                     8.1(m) The Company shall purport to disavow its obligations hereunder, or shall contest the validity or enforceability hereof; or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if such impairment shall be cured or all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

                     8.1(n) James A. Konrath shall cease to be the Chairman and
              Chief Executive Officer, Ray W. McKewon shall cease to be the Executive Vice President, or

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              Joseph J. Lydon shall cease to be the President in each case of the Company; or

                     8.1(o) Any Lien for any taxes, assessments or other
              governmental charges (i) is filed against the Company or any of its property, or is otherwise enforced against the Company or any of its property, or (ii) obtains priority that is equal or greater than the priority of the Lender's security interest in any of the Collateral; or

                     8.1(p) A material adverse change occurs, or is reasonably
              likely to occur, in the business condition (financial or otherwise), operations, properties or prospects of the Company, or in the ability of the Company to repay the Obligation.

                     8.1(q) An "Event of Default" shall occur under the
              Convertible Debt Agreement or any other Convertible Debt Document.

                     8.1(r) An "Event of Default" shall occur under the Loan
              Sale Commitment.

              8.2    Remedies.

                     8.2(a) Upon the occurrence of any Event of Default
              described in Sections 8.1(f) or 8.1(g), the Commitment shall be terminated and the unpaid principal amount of and accrued interest on the Notes and all other Obligations shall automatically become due and payable, without presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

                     8.2(b) Upon the occurrence of any Event of Default, other
              than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the Company, terminate the Commitment and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

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                     8.2(c) Upon the occurrence of any Event of Default, the
              Lender may also do any of the following:

                        (1) Foreclose upon or otherwise enforce its security
                     interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

                        (2) Notify all obligors in respect of Collateral that
                     the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

                        (3) Act, or contract with a third party to act, as
                     servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Servicing Contracts and Purchase Commitments, such third party's fees to be paid by the Company.

                        (4) Require the Company to assemble the Collateral
                     and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

                        (5) Enter onto property where any Collateral or books
                     and records relating thereto are located and take possession thereof with or without judicial process; and obtain access to the Company's data processing equipment, computer hardware and software relating to the Collateral

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                     and to use all of the foregoing and the information
                     contained therein in any manner the Lender deems necessary for the purpose of effectuating its rights under this Agreement and any other Loan Document.

                        (6) Prior to the disposition of the Collateral, prepare
                     it for disposition in any manner and to the extent the Lender deems appropriate.

                        (7) Exercise all rights and remedies of a secured
                     creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Company agrees that ten (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by

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                     a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

                        (8) Proceed against the Company on the Notes.

                        (9) Exercise any or all of the rights and remedies
                     available to the Lender under the REO Mortgages or otherwise under applicable law.

                     8.2(d) The Lender shall incur no liability as a result of
              the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a Purchase Commitment, or any other disposition of Collateral arranged by the Company, whether before or after the occurrence of an Event of Default, shall be deemed to have been made in a commercially reasonable manner.

                     8.2(e) The Company acknowledges that Mortgage Loans and
              Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security, and agrees that the Lender may purchase any Pledged Mortgages or Pledged Securities at a private sale of such Collateral.

                     8.2(f) The Company specifically waives and releases (to the extent permitted by law) any equity or

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              right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

                     8.2(g) The Lender may, but shall not be obligated to,
              advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

                     8.2(h) No failure on the part of the Lender to exercise,
              and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

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                     8.2(i) The Company acknowledges that the Company and the
              Lender have entered into, and may from time to time hereafter enter into, agreements ("Acknowledgment Agreements") with any Investor in order to obtain the consent of any other Investor to the assignment of and security interest granted in the Servicing Contracts pursuant to Section 3 hereof, as the same may be amended from time to time. The Company further acknowledges that the Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Lender of the security interest of the Lender in the Servicing Contracts subject thereto. The Company agrees that the disposition of its rights in any Servicing Contract pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the Uniform Commercial Code of Minnesota. The Company hereby waives any claims it might otherwise have against the Lender as a result of the Lender's compliance with the terms of any Acknowledgment Agreement.

                     8.2(j) The Lender is hereby granted a license or other
              right to use, without charge, the Company's computer programs, other programs, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral, and the Company's rights under all licenses and all other agreements related to the foregoing shall inure to the Lender's benefit until the Obligations are paid in full.

              8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

              First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

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              Second, to the payment of interest accrued and unpaid on the
       Notes;

              Third, to the payment of any other Obligations due (other than principal and interest) under this Agreement and the Loan Documents;

              Fourth, to the payment of the outstanding principal balance of the Notes;

              Fifth, to any remaining Obligations; and

              Finally, to the payment to the Company, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

              If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Company shall remain liable for any deficiency.

              8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Pledged Mortgages or Pledged Securities payable to the order of the Company, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged Securities and to give full discharge for the same.

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              8.5 Right of Set-Off. If the Company shall default in the payment of the Notes, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Company against and on account of the Obligations of the Company under the Notes and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.     NOTICES.

              All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed, on the date of receipt as noted on the return receipt, addressed as follows:

              if to the Company: Accredited Home Lenders, Inc.
                                 15030 Avenue of Science, Suite 100
                                 San Diego, California 92128
                                 Attention: Ray McKewon, Jim
                                 Konrath and David Hertzel
                                 Telecopier No.:(619) 676-8114

              if to the Lender:  Residential Funding Corporation
                                 440 Sawgrass Corp. Parkway
                                 Suite 204
                                 Sunrise, Florida 33325
                                 Attention: Gary Shev, Director
                                 Telecopier No.: (310) 390-6919

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10.    REIMBURSEMENT OF EXPENSES; INDEMNITY.

       The Company shall: (a) pay a documentation production fee of $5,000 to the Lender, and all out-of-pocket costs and expenses (including, without limitation, the reasonable fees, disbursements and service charges of Dorsey & Whitney LLP, special counsel to the Lender) of the Lender, in connection with the preparation and negotiation of this Agreement; (b) pay such additional documentation production fees as the Lender may require and all out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable fees and disbursements of counsel (including allocated costs of internal counsel), in connection with the amendment, enforcement and administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (c) indemnify, pay, and hold harmless the Lender and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; and (d) indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Notes (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such Indemnitees in any manner relating to or arising out of this Agreement, the Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the "Indemnified Liabilities"); provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees. To the extent that the undertaking to indemnify, pay and hold harmless as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the

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payment and satisfaction of all Indemnified Liabilities incurred by the
Indemnitees or any of them. The agreement of the Company contained in this Subsection (d) shall survive the expiration or termination of this Agreement and the payment in full of the Notes. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.    FINANCIAL INFORMATION.

       All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.    MISCELLANEOUS.

              12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

              12.2 Assignment. This Agreement may not be assigned by the Company. This Agreement and the Notes, along with the Lender's security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender with the prior written consent of the Company, which shall not be unreasonably withheld, and any assignee thereof may enforce this Agreement, the Notes and such security interest. Notwithstanding the foregoing or anything in
       Section 12.5 below, nothing contained in this Agreement shall in any manner or to any extent affect the right of the Lender to assign, pledge or participate the

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       Notes and its right to receive and retain payments on the Notes in connection with any arrangement maintained by the Lender to fund credit facilities provided by the Lender, provided the Lender remains primarily and directly liable to perform all of its obligations under this Agreement.

              12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

              12.4 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

              12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations. Without limitation of the exclusive right of the Lender to collect and enforce such Obligations, the Company agrees that each disposition will give rise to a debtor-creditor relationship of the Company to the Participant, and the Company authorizes each Participant, upon the occurrence of an Event of Default, to proceed directly by right of setoff, banker's lien, or otherwise, against any assets of the Company which may be in the hands of such Participant. Notwithstanding the sale by the Lender of any participation hereunder, (i) no participant shall be deemed to be or have the rights and obligations of the Lender hereunder except as provided in the preceding sentence and (ii) the Lender shall not in connection with selling any such participation condition the Lender's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (A) any reduction in the amount of any principal of, or the amount of or rate of interest on, the Notes or any Advances in which such participation is sold, (B) any postponement of the date fixed for any payment of principal of or interest on the Notes or any Advance, or the termination of the Warehousing Commitment or the Term Loan Commitment, or (C) the release or subordination of any

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       material portion of the Collateral. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Company, this Agreement and the Collateral.

              12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

              12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and

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       provisions hereof shall nevertheless continue to be valid and enforceable.

              12.8 Operational Reviews. From time to time upon request made, except while an Event of Default or Default has occurred and is continuing, at least 2 Business Days in advance, the Company shall permit the Lender or its representative access to its premises and records during normal business hours, for the purpose of conducting a review of the Company's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business.

              12.9 Consent to Credit References. The Company hereby consents to the disclosure of information regarding the Company and its relationships with the Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Company at any time upon Notice to the Lender as provided in Section 9 hereof.

              12.10 Consent to Jurisdiction. The Company hereby agrees that any action or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and the Company hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

              12.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

              12.12 Entire Agreement. This Agreement, the Notes and the other Loan Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

              12.13 WAIVER OF JURY TRIAL. THE COMPANY AND THE LENDER EACH HEREBY
       (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE COMPANY AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER AND THE COMPANY IS EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE COMPANY AND THE LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        ACCREDITED HOME LENDERS, INC.,
                                        a California corporation

                                        By:  /s/ Ray W. McKewon
                                           -------------------------------------

                                        Its: Executive Vice President
                                            ------------------------------------


                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation

                                        By:_____________________________________

                                        Its: Director


STATE OF CALIFORNIA     )
                        ) ss
COUNTY OF SAN DIEGO     )


     On March 17, 1999 before me, a Notary Public, personally appeared Ray W. McKewon, the Executive Vice President of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Notary Public
(SEAL)                                  My Commission Expires: Dec 29, 2000

[STAMP]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.



                                        ACCREDITED HOME LENDERS, INC.,
                                        a California corporation


                                        By:_____________________________________

                                        Its:____________________________________



                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation

                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------

                                        Its:    Director

STATE OF __________________________  )
                                     ) ss
COUNTY OF _________________________  )

     On _____________________, 1999 before me, a Notary Public, personally appeared ____________________________________, the ________________ of
ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ________________________________________
                                        Notary Public
(SEAL)                                  My Commission Expires:__________________

STATE OF California   )
                      ) ss
COUNTY OF Los Angeles )

     On 03-23-99, 1999 before me, a Notary Public, personally appeared Gary Harold ?????, the Director RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Notary Public
(SEAL)                                       My Commission Expires: Sept 17-1999

[STAMP]

                                                                     EXHIBIT A-l

                          WAREHOUSING PROMISSORY NOTE

$158,000,000                                                Date: March 17, 1999

     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $158,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit, Term Loan and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Warehousing Promissory Note referred to in that certain Warehousing Credit, Term Loan and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.



                                        ACCREDITED HOME LENDERS, INC.,
                                        a California corporation

                                        By:_____________________________________

                                        Its:____________________________________



STATE OF ___________________ )
                             ) ss
COUNTY OF __________________ )


     On _______________________, _____________, before me, a Notary Public, personally appeared ____________________________________, the
____________________ of ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                        ________________________________________
                                        Notary Public
(SEAL)                                  My Commission Expires:__________________

                                                                     EXHIBIT A-2


                            SUBLIMIT PROMISSORY NOTE



$10,500,000                                                 Date: March 17, 1999



     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $10,500,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit, Term Loan and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual line of credit in the above amount and is the Sublimit Promissory Note referred to in that certain Warehousing Credit, Term Loan and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                                ACCREDITED HOME LENDERS, INC.,
                                                a California corporation

                                                By: ____________________________

                                                Its: ___________________________



STATE OF _____________ )
                       ) ss
COUNTY OF ____________ )


     On ________________, ______________, before me, a Notary Public, personally appeared ____________________, the ______________________of ACCREDITED HOME
LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                                ________________________________
                                                Notary Public
(SEAL)                                          My Commission Expires: _________

                                                                     EXHIBIT A-3


                           TERM LOAN PROMISSORY NOTE

$40,000,000                                                 Date: March 17, 1999

     FOR VALUE RECEIVED, the undersigned, ACCREDITED HOME LENDERS, INC., a California corporation (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $40,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit, Term Loan and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rates and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Term Loan Promissory Note referred to in that certain Warehousing Credit, Term Loan and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                                                ACCREDITED HOME LENDERS, INC.,
                                                a California corporation

                                                By: ____________________________

                                                Its: ___________________________



STATE OF ____________)
                     ) SS
COUNTY OF ___________)

     On ________________, __________, before me, a Notary Public, personally appeared __________________________________ the _____________________ of
ACCREDITED HOME LENDERS, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                                ________________________________
                                                Notary Public
(SEAL)                                          My Commission Expires: _________

                                                                       EXHIBIT B



                             INTENTIONALLY OMITTED

                                                                   EXHIBIT C-PRE

                             PREMIUM ADVANCE REQUEST

Date:____________

      Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 17, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Premium Advance Request is submitted to the Lender pursuant to Section 2.2(a) of the Agreement.

      The undersigned hereby requests a Premium Advance in the aggregate principal amount of $_________ to be made on ________, 199__. After giving effect to such Premium Advance, the aggregate principal balance of all outstanding Premium Advances will be $___________.

      The aggregate Mortgage Note Amount of all Eligible Subject Loans pledged under the Agreement as of the date hereof is $____________. Three percent of such amount is $___________ ("Amount A"). The Residual Income Value of the amount by which the Aggregate Payment Obligation will increase upon the sale of such Eligible Subject Loans pursuant to a Shared Execution Forward Commitment is ___% (the lesser of (i) ___%, the percentage value of the most recent addition to the Residual Income Value of the Aggregate Payment Obligation or (ii) ___%, the most recent percentage value of the entire Aggregate Payment Obligation) of the aggregate Mortgage Note Amount of all Eligible Subject Loans pledged under the Agreement, or $________ ("Amount B"). Sixty percent of Amount B is $_______ ("Amount C"). The lesser of Amount A or Amount C is $_________. The Company represents and warrants that it has no reason to believe that such amounts are incorrect. The amount of the Premium Advances requested are not more than the amount permitted by the Agreement to be borrowed pursuant to this Advance Request.

      The Company hereby certifies that no Default or Event of Default has occurred and is continuing and that all of the Company's representations and warranties in this Advance Request and the Agreement are currently true and correct and (to the extent applicable on or after their respective dates) are hereby republished. Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole. The Company acknowledges that the Lender will rely on the truth of each statement in this Advance Request in making the requested Premium Advances.

                                METHOD OF ADVANCE

[_]   Wire Transfer
      Amount of Wire: _______________       Date of Wire: ______________________
      Credit Acct. No.: _____________       Credit Acct. Name: _________________
      ABA No.: ______________________       Bank Name: _________________________
      Account to Debit: _____________       City & State: ______________________
      Ref: _______________ Advise: ___________________ Phone: __________________

                                     ACCREDITED HOME LENDERS, INC.,
                                     a California corporation

                                     By: _______________________________________

                                     Its: ______________________________________

================================================================================

                            FOR RFC INTERNAL USE ONLY
                            -------------------------

Repetitive Code:____________________________  Date:_____________________________
Wire Initiator's Initials:                Wire Verifier's Initials:
================================================================================

                                                                   EXHIBIT C-REO

                 REQUEST FOR ADVANCE REO MORTGAGE OR RECEIVABLE

Mortgage Company: ACCREDITED HOME LENDERS, INC.

REO Property                                Loan Number: _______________________
Address:  _________________________       Reviewed By:   _______________________
          _________________________       Warehouse Date:_______________________
          _________________________       Effective Date:_______________________
                                            Requested Warehouse Amt:____________

                                METHOD OF ADVANCE

[_]   Wire Transfer
      Amount of Wire: _____________________      Date of Wire: _________________
      Credit Acct. No.: ___________________      Credit Acct. Name: ____________
      ABA No.: ____________________________      Bank Name: ____________________
                                                 City & State:__________________
      Account to Debit: ___________________
      Ref: __________________  Advise: ___________________  Phone: _____________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
[_] Original recorded or certified copy of REO Mortgage in favor of Lender, together with recording information or recording instructions (REO Advance only)
[_]   Original property appraisal

Left
[_]   Request for Advance (original and one (1) copy)
[_]   BPO
[_]   Copies of checks for recording fees and registration taxes
[_]   Proposed disposition plan for REO Property

For the new value this day received, ACCREDITED HOME LENDERS, INC. (the "Company"), hereby creates and grants in favor and for the benefit of RESIDENTIAL FUNDING CORPORATION (the "Lender"), a security interest in and to the REO Property described above, together with all related Collateral, as more particularly described in the Warehousing Credit, Term Loan and Security Agreement (as amended, supplemented or otherwise modified) between the Company and the Lender.

ACCREDITED HOME LENDERS, INC.

Authorized Signature:

================================================================================
                            FOR RFC INTERNAL USE ONLY
                            -------------------------

Repetitive Code:___________________________  Date: _________________________
Wire Initiator's Initials:_________________  Wire Verifier's Initials:______
================================================================================

                                                                    EXHIBIT C-SF

                REQUEST FOR ADVANCE SINGLE FAMILY MORTGAGE LOAN

Mortgage Company: ACCREDITED HOME LENDERS, INC. and ACCREDITED HOME CAPITAL,
INC.

Mortgagor: _______________________    Loan Number:    _______________________
           _______________________    Reviewed By:    _______________________
Address:   _______________________    Warehouse Date: _______________________
           _______________________    Effective Date: _______________________

Status:  Committed ______________     Loan Type: Prime _________________________
         Uncommitted ____________                Subprime __________ Grade _____
         Wet Settlement _________                "D" ___________________________
         Received _______________                Government:  FHA _____ VA _____
         Open-end Second ________                Credit Score ____
         Closed-end Second ______                RFC ___________________________
         3rd Party Originated ___                Fixed _________  Term _________
         Section 32 _____________                ARM ___________  Type _________
                                                 Balloon _______  Type _________
                                                 Nonperforming _________________
                                                 Eligible Subject Loan _________

Mortgage Note Amount: ____________    Interest Rate: ___________________________
Mortgage Note Date: ______________    Requested Warehouse Amt: _________________
Investor: ________________________    Expiration Date: _________________________
Purchase Commitment No: __________    Title Company: ___________________________
Committed Purchase Price: ________

                               METHOD OF ADVANCE

( ) Wire Transfer
    Amount of Wire: ______________       Date of Wire: ______________________
    Credit Acct. No.: ____________       Credit Acct. Name: _________________
    ABA No.: _____________________       Bank Name: _________________________
    Account to Debit: ____________       City & State: ______________________
    Ref: _______________ Advise: _________________  Phone: __________________

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )      Original and 1 copy of Mortgage Note
( )      Certified copy of Mortgage
( )      Section 32 Compliance Documents (if applicable)
( )     *Copy of Investor Purchase Commitment (or satisfactory evidence thereof)

Left
( )     *Request for Advance (original and 1 copy)
( )     *Copy of settlement or funding check (if applicable)
( )     Recordable assignment of Mortgage
( )     Certified copies of interim assignments of Mortgage (if applicable)

Please Note: Items designated with the "*" are required prior to a Wet Settlement Advance.

For the new value this day received, ACCREDITED HOME LENDERS, INC. (the "Company"), hereby creates and grants in favor and for the benefit of RESIDENTIAL FUNDING CORPORATION (the "Lender"), a security interest in and to the Mortgage Loan described above, together with all related Collateral, as more particularly described in the Warehousing Credit, Term Loan and Security Agreement (as amended, supplemented or otherwise modified) between the Company and the Lender.

                             ACCREDITED HOME LENDERS, INC.

                             Authorized Signature: _____________________________

                                                                    EXHIBIT C-TL


                           TERM LOAN ADVANCE REQUEST

Date:______________, 19____

       Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 17, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Term Loan Advance Request is submitted to the Lender pursuant to Section 2.3(a).

       The undersigned hereby requests a Term Loan Advance in the aggregate principal amount of $___________ to be made on _______________, 19____, of which
$___________ will be used to repay Premium Advances.

       The Term Loan Collateral Value of the Aggregate Payment Obligation and Interest Only Certificates arising from the sale of Eligible Subject Loans to RFC since the date of the preceding Term Loan Advance is $___________. The Term Loan Collateral Value of all Aggregate Payment Obligation and Interest Only Certificates included in the Collateral is $___________. The outstanding principal balance of all Term Loan Advances, before giving effect to the requested Term Loan Advance, is $___________. The outstanding principal balance of all Premium Advances, before giving effect to the repayment of Premium Advances with the proceeds of the requested Term Loan Advance, is $___________. The Company represents and warrants that it has no reason to believe that any of the foregoing amounts are incorrect. The principal amount of the Term Loan Advance will not exceed any of the limitations set forth in the Agreement.

       The Company hereby certifies that no Default or Event of Default has occurred and is continuing and that all of the Company's representations and warranties in this Advance Request and the Agreement are currently true and correct and (to the extent applicable on or after their respective dates) are hereby republished. Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole. The Company acknowledges that the Lender will rely on the truth of each statement in this Advance Request in making the requested Premium Advances.

                                                                    EXHIBIT C-TL
                                                                          Page 2



                               METHOD OF ADVANCE


( ) Wire Transfer
    Amount of Wire:_____________________     Date of Wire:______________________
    Credit Acct. No.:___________________     Credit Acct. Name:_________________
    ABA No.:____________________________     Bank Name:_________________________
    Account to Debit:___________________     City & State:______________________
    Ref: _____________  Advise:________________Phone:___________________________



                                             ACCREDITED HOME LENDERS, INC.,
                                             a California corporation


                                             By:________________________________
                                             Its:_______________________________

                                                                EXHIBIT D-NP/REO


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                NONPERFORMING MORTGAGE LOANS AND REO PROPERTIES

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, Fannie Mae and Freddie Mac form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance (Exhibit C-SF or Exhibit C-REO) and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for Advance (Exhibit C-SF or Exhibit C-REO). Each folder should be labelled with the mortgagor name(s), Company loan number and Company name.

I. Prior to making a Nonperforming Advance, the Lender must receive the following two (2) Business Days prior to such Nonperforming Advance.

     (1) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

     (2)  Investor repurchase demand letter (if applicable).

     (3) Summary of Mortgage Loan documentation or Investor problems, expected cure period, and current payment history.

     (4) If not previously delivered to the Lender, original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (5) If not previously delivered to the Lender, original or certified true (by recorder's office or escrow/title company) copy of the Mortgage.

     (6) If not previously delivered to the Lender, original or certified true (by recorder's office or escrow/title company) copies of all interim assignments of the Mortgage. (If an interim assignment has not been recorded or sent for recordation, such original interim assignment). Mortgage Note must bear corresponding endorsements.

     (7) If not previously delivered to the Lender, an assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

     (8) Original or copy of ALTA Mortgagee's Policy of Title Insurance or equivalent thereto.

     (9) Original VA Loan Guaranty Certificate, FHA Mortgage Insurance Certificate, or copy of Private Mortgage Insurance Certificate (if applicable).

     (10) Original Appraisal of Mortgaged Property.

     (11) Brokers Price Opinion.

II. Prior to the making of an REO Advance, the Lender must receive the following five (5) Business Days prior to such REO Advance.

     (1)  Original Request for Advance against REO Property (Exhibit C-REO).

     (2) Original or certified true (by recorder's office) copy of REO Mortgage in favor of Lender, together with recording information or recording instructions.

     (3)  Original Appraisal of Mortgaged Property.

     (4)  Brokers Price Opinion.

     (5)  Proposed disposition plan for REO Property.

     (6)  Evidence that recording fees and registration taxes have been paid.

     (7) ALTA Mortgagee's Policy of Title Insurance or equivalent thereto obtained in connection with the loan closing.

     (8) Preliminary title report (or the equivalent) dated no more than 30 days prior to the date of REO Advance evidencing Company's ownership of REO Property.

III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor, pool custodian or attorneys conducting foreclosure sales. Unless otherwise agreed in writing the procedures set forth in Exhibit D-SF are to be followed for deliveries of Pledged Mortgages to Investors or Pool Custodian.

     The following procedures are to be followed for deliveries of Pledged Mortgages to attorneys conducting a foreclosure sale:

          No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Attorney conducting the foreclosure sale, the Lender must receive signed shipping instructions for the delivery of the Pledged Mortgages including the following:

          (1) Name and address of the office of the attorney to which the Collateral Documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (2) Names of Mortgagor and Mortgage Note Amounts of Pledged Mortgages to be shipped; and

          (3) Confirmation that the attorney will execute and return the bailee letter (acknowledged instructions from the Company to do so).

Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, other pool custodian or attorney conducting a foreclosure sale. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                                    EXHIBIT D-SF

                        PROCEDURES AND DOCUMENTATION FOR
                    WAREHOUSING SINGLE FAMILY MORTGAGE LOANS


     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, Fannie Mae and Freddie Mac form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a manner satisfactory to the Lender. If a Wet Settlement Advance is being requested, the Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and Company loan number.

I. Prior to making a Wet Settlement Advance, the Lender must receive the following:

     (1) Estimate of the amount of the requested Advance one (1) Business Day prior to such Advance.

     (2) copy of settlement or funding check issued to the escrow/title company, if applicable.

     (3) Original Request for Advance against Single Family Mortgage Loans (Exhibit C-SF) and one (1) copy of same.

     (4) Copy of the Purchase Commitment or satisfactory evidence thereof, if applicable.

     The following must be received by the Lender within seven (7) Business Days of the date of the Wet Settlement Advance:

     (5) Original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable, and one copy of same.

     (6)  Copy of the Mortgage certified true by the escrow/title company.

     (7) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation). Mortgage Note must bear corresponding endorsements.

     (8) An assignment of the Mortgage, endorsed by the Company in blank, in recordable form but unrecorded.

     (9) Completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of the disclosure and other related documentation delivered to the mortgagor, or executed by the mortgagor, evidencing compliance with Section 32 (if applicable).

II. Prior to the making of an Advance (other than a Wet Settlement Advance), the Lender must receive all of the Collateral Documents listed in Section I above.

III. The Lender exclusively shall deliver the Mortgage Notes and other original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

A.   The following procedures are to be followed for deliveries of Pledged
     Mortgages:

     No later than one (1) Business Dav prior to the requested shipment date and no later than one (1) Business Dav prior to the expiration date of the Purchase Commitment, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages including the following:
          (a) Name and address of the office of the Investor to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;

          (c) Names of mortgagor(s), Mortgage Note Amounts of Pledged Mortgages to be shipped and the Company's loan number; and
          (d)  Commitment number and expiration date of the Purchase Commitment.

     (2) For deliveries of Pledged Mortgages to Fannie Mae for cash purchase, the following additional documents are required:
          (a) Copy of Loan Schedule (Fannie Mae Form 1068 or 1069) showing the Lender's designated Fannie Mae payee code as recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to Freddie Mac for cash purchase, the following additional documents are required:
          (a) Original completed Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.
          (b) Copy of Wire Transfer Authorization for a Cash Warehouse Delivery (Freddie Mac Form 987), designating the Lender as the Warehouse Lender and showing the Cash Collateral Account designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

     The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodians:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Approved Custodian, the Lender must receive the following:

     (1) Signed shipping instructions for the delivery of the Pledged Mortgages to the Approved Custodian including the following:
          (a) Name and address of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;
          (b)  Instructions for endorsement of the Mortgage Note;
          (c) Names of mortgagor(s) and Mortgage Note Amounts of Pledged Mortgages to be shipped and the Company's loan number; and
          (d) Commitment number and expiration date of the Purchase Commitment for the Pledged Securities.
     (2) For Fannie Mae Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Copy of Schedule of Mortgages (Fannie Mae Form 2005 or 2025).
          (b) Copy of Delivery Schedule (Fannie Mae Form 2014), instructing Fannie Mae to issue the Mortgage-backed Securities in the name of the Company with the Lender as pledgee and to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G54026) and bearing the following instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan, Director."
     (3) For Freddie Mac Mortgage-backed Securities issuance, the following additional documents are required:
          (a) Copy of Settlement Information and Delivery Authorization (Freddie Mac Form 939), designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G54026).
          (b) Original Warehouse Lender Release of Security Interest (Freddie Mac Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing Freddie Mac to deliver the Mortgage-backed Securities to the Lender's custody account at The Chase Manhattan Bank (CHASE NYC/CUST/G54026).

     (4) For Ginnie Mae Mortgage-backed Securities issuance, the following additional documents are required:
          (a)  Signed original Schedule of Mortgages (HUD Form 11706).
          (b) Signed original Schedule of Subscribers (HUD Form 11705) instructing Ginnie Mae to issue the Mortgage-backed Securities in the name of the Company and designating The Chase Manhattan Bank as Agent for the Lender as the subscriber, using the following language: THE CHASE MANHATTAN BANK AS AGENT FOR RESIDENTIAL FUNDING CORPORATION SEG ACCT MANUF/CUST/G54026). The following instructions must also be included on the form: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston A. Lyvers, Director or Patti Erfan, Director."
          (c) Completed original Release of Security Interest (HUD Form 11711A) to be executed by the Lender.
     (5) No later than two (2) Business Days prior to the Settlement Date for the Mortgage-backed Securities, the Lender must receive signed Securities Delivery Instructions form attached hereto as Schedule I.

Upon instruction by the Company, the Lender will complete the endorsement of the Mortgage Note and make arrangements for the delivery of the original Collateral Documents evidencing Pledged Mortgages or Pledged Securities and related original pool documents with the appropriate bailee letter to the Investor, Approved Custodian, or other pool custodian. Upon receipt of Mortgage-backed Securities, the Lender will cause such Mortgage-backed Securities to be delivered to the Investor which issued the Purchase Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed Securities to the Company, unless otherwise instructed in writing.

                                                                      SCHEDULE I

                         RESIDENTIAL FUNDING CORPORATION
                          WAREHOUSING LENDING DIVISION

                         Security Delivery Instructions

INSTRUCTIONS MUST BE RECEIVED TWO (2) BUSINESS DAYS IN ADVANCE OF
PICK-UP/DELIVERY

BOOK-ENTRY DATE: ____________________        SETTLEMENT DATE: __________________
ISSUER: _____________________________        SECURITY: $ _______________________
NO. OF CERTIFICATES: ________________        1) ____________
                                             2) ____________
                                             3) ____________
CUSIP # ___________
Pool # ___________    MI# ___________   Coupon Rate: ___________________________
Issue Date:(M/D/Y) __________________    Maturity Date:(M/D/Y) _________________

POOL TYPE (circle one):

Ginnie Mae:  Ginnie Mae I                 Ginnie Mae II
Freddie Mac: FIXED ARM
             DISCOUNT NOTE
Fannie Mae:  FIXED ARM
             DISCOUNT NOTE    DEBENTURES     REMIC

________________________________________________________________________________

DELIVER TO: _________________________     ( ) Versus Payment

            _________________________     DVP AMT. $ ___________________________

            _________________________     ( ) Free Delivery

DELIVER TO: _________________________     ( ) Versus Payment

            _________________________     DVP AMT. $ ___________________________

            _________________________     ( ) Free Delivery

DELIVER TO: _________________________     ( ) Versus Payment

            _________________________     DVP AMT. $ ___________________________

            _________________________     ( ) Free Delivery

________________________________________________________________________________


AUTHORIZED SIGNATURE: __________________________________________________________

TITLE:         _________________________________________________________________

                                                                       EXHIBIT E

                         SCHEDULE OF SERVICING CONTRACTS
                                       FOR
                       THE BORROWER'S SERVICING PORTFOLIO

Pooling and Servicing Agreement dated as of September 1, 1996, as amended by Amendment No. 1 to Pooling and Servicing Agreement dated as of July 1, 1998, each between the Borrower and Bankers Trust Company and each relating to Accredited Mortgage Loan Trust 1996-1.

                                                                       EXHIBIT F

                         RESIDENTIAL FUNDING CORPORATION
                         SUBORDINATION OF DEBT AGREEMENT

                     ____________________________, 19______

To:  Residential Funding Corporation
     8400 Normandale Lake Blvd., Suite 600
     Minneapolis, Minnesota 55437
     (hereinafter referred to as the "Lender")

     The undersigned (hereinafter referred to as the "Creditor"), creditor of ACCREDITED HOME LENDERS, INC., a California corporation (hereinafter referred to as the "Company"), desires that the Lender extend or continue to extend such financial accommodations to the Company as the Company may require and as the Lender may deem proper. For the purpose of inducing the Lender to grant, continue or renew such financial accommodations, and in consideration thereof, the Creditor agrees as follows:

1. That at the present time the Company is indebted to the Creditor in the principal amounts set forth below:

     TYPE OF FACILITY OR LOAN              PRINCIPAL AMOUNT OF DEBT
                                           FROM THE COMPANY
     ________________________              _______________________
     ________________________              _______________________
     ________________________              _______________________
     ________________________              _______________________
     ________________________              _____________________________________

     (Notes, if any, are to be delivered to the Lender)

2. That all claims of the Creditor against the Company now or hereafter existing are and shall be at all times subject and subordinate to any and all claims now or hereafter which the Lender may have against the Company (and all extensions, renewals, modifications, replacements and substitutions of or for the same), for so long as any such claim or claims of the Lender shall exist.

3.   That the Creditor shall not (a) except to the extent expressly permitted in
     Section 4 hereof, receive payment of or collect, in whole or in part, or sue upon, any claim or claims now or hereafter existing which the Creditor may hold against the Company; (b) sell, assign, transfer, pledge, hypothecate or encumber such claim or claims except subject expressly to this Agreement; (c) enforce any lien the Creditor may now or in the future have on any debt owing by the Company to the Creditor; and/or (d) join in any petition in bankruptcy, assignment for the benefit of creditors or creditors' agreement, except as directed by the Lender, so long as any claim of the Lender against the Company, or commitment of the Lender to extend credit to the Company, is in existence.

4. So long as no event described in clauses (a) through (d) of Section 6 below (a "Liquidation Event") shall have occurred and no default shall have occurred in payment or performance of any obligation of the Company to the Lender, regularly scheduled payments of interest and principal on the claims of the Creditor may be made as and when the same become due and payable (it being understood that no prepayment shall be made of such claims and no modification or acceleration, for default or otherwise, of such maturity dates shall be permitted). After the occurrence of a Liquidation Event or of default in payment or performance of any obligation of the Company to the Lender, no interest and no principal payments on the claims of the Creditor shall be made without the prior written consent of the Lender. The subordination of claims of the Creditor hereunder shall remain in effect so long as there shall be outstanding any obligation of the Company to the Lender (for this purpose, the Company shall be deemed obligated to the Lender so long as the Lender shall have outstanding any commitment to make any loan to the Company, whether or not any such loan shall have been made or advanced).

5. In the event that any Creditor receives a payment from the Company in violation of the terms of this Agreement, such

     Creditor (a) shall hold such money in trust for the benefit of Lender, (b) shall segregate such payment from (and shall not commingle such payment with any of) the other funds of such Creditor, and (c) shall forthwith remit such payment to Lender in the exact form received (but with any necessary endorsement).

6.   In case of (a) any assignment by the Company for the benefit of creditors,
     (b) any bankruptcy proceedings instituted by or against the Company, (c) the appointment of any receiver for the Company's business or assets, or
     (d) any dissolution or winding up of the affairs of the Company, the Company and any assignee, trustee in bankruptcy, receiver, or other person or persons in charge, are hereby directed to pay to the Lender the full amount of the Lender's claim against the Company before making any payment of principal or interest to the Creditor and the Creditor hereby sells, transfers, sets over and assigns to the Lender all claims the Creditor may now or hereafter have against the Company and in any security therefor, and the proceeds thereof, and all rights to any payments, dividends or other distributions arising therefrom. If the Creditor does not file a proper claim or proof of debt in the form required in such proceeding prior to thirty (30) days before the expiration of the time to file such claim in such proceedings, then the Lender has the right (but no obligation) to do so and is hereby authorized to file an appropriate claim or claims for and on behalf of the Creditor.

7. For violation of this Agreement, the Creditor shall be liable to the Lender for all loss and damage sustained by reason of such breach, and upon any such violation, the Lender may accelerate the maturity of its claims against the Company, at the Lender's option.

8. The Creditor will, at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary in order to protect any right or interest granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder.

9. The Creditor will not amend, extend or in any way modify the terms of its claims against the Company, as such terms exist as of the date of this Agreement, without the prior written consent of the Lender. The Creditor agrees to provide to the Lender, upon the occurrence thereof, notice of the existence of any event of default (however defined or described) under any document or agreement relating to its claims against the Company, or any condition, act or event, which with the giving of notice or the passage of time or both would constitute an event of default (however defined or described) thereunder.

10. All rights and interest of the Lender hereunder, and all agreements and obligations of the Creditor hereunder, shall remain in full force and effect irrespective of:

          (a) any sale, assignment, pledge, encumbrance or other disposition of the claims of the Lender against the Company (the "Senior Claims") and/or any document or instrument executed in connection therewith;

          (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Claims, or any refinancing thereof, or any other amendment, modification, extension or renewal of or waiver of or any consent to departure from any document or instrument relating thereto, including, without limitation, changes in the terms of the repayment of loan proceeds, modifications, extensions or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion; or

          (c) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Claims.

11. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment or performance of all or any portion of the Senior Claims is rescinded or must otherwise be returned by the Lender or any other party to the documents relating thereto upon the insolvency, bankruptcy or reorganization of any such party or otherwise, all as though such payment had not been made.

12. The Creditor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to this Agreement and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Creditor or any other person or entity or any collateral.

13. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

14. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Creditor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

15. The Creditor agrees to pay upon demand, to the Lender the amount of any and all expenses, including the reasonable fees and expenses of its counsel and all court costs and other reasonable litigation expenses, including but not limited to expert witness fees, document copying expenses, exhibit preparation costs, and courier, postage and communication expenses, which the Lender may incur in connection with the exercise or enforcement of any of its rights or interest hereunder.

16. All notices, request and demands that may be required or otherwise provided for or contemplated under the terms of this Agreement shall, whether or not so stated, be in writing, and shall be given by any of the following means:
     (a) personal delivery; (b) reputable overnight courier service; or (c) registered or certified first class mail, return receipt requested. Any notice, request or demand sent pursuant to clause (a) above shall be deemed received upon personal delivery, and if sent pursuant to clause (b) shall be deemed received on the next business day following delivery to the courier service, and if sent pursuant to clause (c) shall be deemed received three (3) days following deposit in the mail.

     The addresses for notices are as follows:

Accredited: 3/17/99

     If to the Creditor, addressed to:

     ______________________________________
     ______________________________________
     ______________________________________

     If to the Lender, addressed to:

     Residential Funding Corporation
     440 Sawgrass Corp. Pkwy.,
     Suite 204
     Sunrise, FL 33325
     Attention: Gary Shev, Director
     Telecopier No.: (310) 390-6919

     Such addresses may be changed by written notice to the other parties given in the manner provided above.

17. This Agreement shall be governed in all respects by the laws of the State of Minnesota and shall be binding upon and shall inure to the benefit of the Creditor, the Lender and the Company, and their respective heirs, executors, administrators, personal representatives, successors and assigns. This Agreement and any claim or claims of the Lender pursuant hereto may be assigned by the Lender, in whole or in part, at any time, without notice to the Creditor or the Company.


                                        _______________________________


                                   (Creditor)

        [THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF _______________      )
                              ) ss
COUNTY OF ______________      )

         On _____________________, 19___ before me, a Notary Public, personally appeared __________________________, the ____________________ of
_____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                 _________________________________

                 Notary Public
         (SEAL)
                 My Commission Expires:___________


        [THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]


STATE OF _______________      )
                              ) ss
COUNTY OF ______________      )

         The foregoing instrument was acknowledged before me this ____ day of _______________, 19__, by _______________________.


                 _________________________________

                 Notary Public

                 My Commission Expires:___________

                       ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY

         The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of ______________________________ Dollars ($_______________________); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.



                ACCREDITED HOME LENDERS, INC.,

                a California corporation

                By:_____________________________________________________________

                Its:____________________________________________________________


Dated:_________________________________

                                                                       EXHIBIT G

                                  SUBSIDIARIES

The Borrower's sole Subsidiary is Accredited Home Capital, Inc., a Delaware corporation whose principal place of business is located 15030 Avenue of Science, Suite l00A, San Diego, CA 92128, which is qualified as a corporation in California, and the outstanding capital stock of which is owned entirely by the Borrower.

                                                                       EXHIBIT H

                           FORM OF OPINION OF COUNSEL

Residential Funding Corporation
Attention: Sandra L. Oakes
8400 Normandale Lake Blvd., Suite 600
Minneapolis, Minnesota 55437

Re: (1) $87,500,000 Warehousing Loan (the "Warehousing Loan") and $40,000,000 Term Loan (the "Term Loan") under Warehousing Credit, Term Loan and Security Agreement (the "Credit and Term Loan Agreement") by and between RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") and ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and secured by the "Collateral" (as defined in the Agreement).

     (2) $_________ multiple advance convertible loan (the "Convertible Debt") under Loan and Security Agreement (Convertible Debt) (the "Convertible Debt Agreement") by and between the Lender and the Company, convertible into the Applicable Conversion Percentage (as defined in the Convertible Debt Agreement) of the capital stock of the Company and secured by the Collateral.

     (3) Letter agreement (the "Shared Execution Forward Commitment") pursuant to which the Lender agrees to purchase from the Company, and the Company agrees to sell to the Lender, "Eligible Subject Loans" (as defined therein) on the terms and subject to the conditions set forth therein.

Ladies and Gentlemen:

     We are special counsel to the Company in connection with the Warehousing Loan, the Term Loan, the Convertible Debt and the Shared Execution Forward Commitment (collectively, the "Transactions"). As counsel, we have prepared and/or examined the following documents:

1. Executed copy of the Warehousing Promissory Note, dated March _____, 1999, made by the Company payable to the order of the Lender, in the principal amount of $87,500,000.

2. Executed copy of the Sublimit Promissory Note, dated March _____, 1999, made by the Company payable to the order of the Lender, in the principal amount of $10,500,000.

3. Executed copy of the Term Loan Promissory Note, dated March _____, 1999, made by the Company payable to the order of the Lender, in the principal amount of $40,000,000.

4. Executed copy of the Warehousing Credit, Term Loan and Security Agreement by and between the Company and the Lender, dated March _____, 1999 (the "Credit and Term Loan Agreement").

5. Undated Amended UCC Financing Statements perfecting a security interest in collateral, tangible and intangible.

6. Executed copy of the Floating Rate Convertible Debenture dated March _____, 1999, made by the Company and payable to the order of the Lender in the principal amount of $_______.

7.     Executed copy of the Convertible Debt Agreement.

8.     Executed copy of the Shared Execution Forward Commitment.

9. The Articles of Incorporation of the Company, together with amendments thereto, as certified by the Secretary of State of the State of Delaware.

10. The By-laws of the Company, as certified on ____________________________, 19____ by the Secretary of the Company as then being complete, accurate and in effect.

11. Shareholder approval of the Convertible Debt Agreement and Resolutions of the Board of Directors of the Company adopted at a meeting held on _______________, 19____, as certified by the Secretary of the Company on
       ___________________, 19____ as then being complete, accurate and in effect, authorizing the Transactions and the execution and delivery of and performance under the Transaction Documents.

12. Certificate of Good Standing for the Company, dated ____________________, 19____, issued by the Secretary of State of the State of Delaware./1/

       The above enumerated items, numbered 1, 2, 3, 4 and 5 are collectively referred to as the "Loan Documents." The above enumerated items numbered 6 and 7 are collectively referred to as the "Convertible Debt Documents." The Loan Documents, the Convertible Debt Documents and the Shared Execution Forward Commitment are collectively referred to as the "Transaction Documents." Terms capitalized and used herein without being defined shall have the meanings given to them in the Credit and Term Loan Agreement.

       The opinions which follow are subject to the following assumptions, limitations and qualifications:

A. We have assumed the genuineness of all signatures, other than of the Company, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Company, and that such parties, other than the Company, have the right, power and authority to execute and deliver the Transaction Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Transaction Documents are within the powers of the Lender and have been duly and validly authorized and that the Transaction Documents have been duly executed and validly delivered by the Lender.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Company, and have
___________________

       /1/A certificate of good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

     examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements of the officers of the Company, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

     Based upon such examinations and investigations, and such other investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Company, we are of the opinion that:

                          [Opinions Concerning Company]

1. The Company and each Subsidiary of the Company/2/ is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. The Company and each Subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. The Company has the power and authority to execute, deliver and perform the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company, including without limitation, the borrowings under the Credit and Term Loan Agreement and the Convertible Debt Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of the Company.

______________________

     /2/ In the alternative, state that the Company has no Subsidiaries.

4. The Transaction Documents have been duly executed and delivered by the Company. The Transaction Documents constitute the legal, valid and binding obligations of the Company and are enforceable in accordance with their respective terms against the Company, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

5. The authorized capital stock of the Company consists of [_____]. At the date hereof (i) ____ shares of ___________ Stock are issued and outstanding. Except for the rights of the Company under the Convertible Debt Agreement and except as described on Exhibit D to the Convertible Debt Agreement, there are no outstanding options or warrants to purchase shares of capital stock of the Company, outstanding securities convertible into or exchangeable for such capital stock, or other outstanding rights to acquire such capital stock from the Company. All of the issued and outstanding shares of stock referred to above have been duly authorized and validly issued and are fully paid and nonassessable.

6. The "Conversion Shares" (as defined in the Convertible Debt Agreement) to be issued by the Company have been duly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the terms of the Convertible Debt Agreement, will have been validly issued and will be fully paid and nonassessable.

7. Upon delivery to the Lender of those items of Collateral, consisting of promissory notes secured by mortgages or deeds of trust ("Pledged Mortgages") or mortgage-backed securities ("Pledged Securities"), or in the case of Pledged Securities issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon (a) registration of such Pledged Securities in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code) in an account containing only customer securities, (b) the notation of Lender's security interest in such Pledged Securities on the records of such securities intermediary, by book entry or otherwise, and (c) the sending by such securities intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected first security interest therein. We assume, in giving this opinion, that such items of Collateral will be owned by the Company and that, at the time the Lender's security interest is noted on the records of any securities intermediary, such Pledged Securities will be free of any interest created through the Federal Reserve Bank, clearing corporation and/or securities intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

8. The execution, delivery and performance by the Company of the Transaction Documents, will not (i) conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company; (ii) require any license, approval or other action by any governmental authority that has not been obtained; (iii) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of the Company other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of the Company pursuant to, any agreement or other instrument to which the Company may be bound or to which the Company or any of its property may be subject; or (v) result in any violation of the provisions of any law or any order of any court or, to the best of our knowledge, any governmental agency, to which the Company may be bound or to which the Company or any of its property may be subject.

9. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting the Company, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole.

10. The making of the Advances as contemplated by the Credit and Term Loan Agreement will not violate Regulation G of the Board of Governors of the Federal Reserve System.

11. The Company is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

12. The Term Loan, the Warehousing Loan and the Convertible Debt as reflected in the Transaction Documents, are not contractually usurious under Texas law.

13. In reliance upon Section 35.51(b) of the Texas Business and Commerce Code, a Texas court, in a properly presented case, should give effect to the choice of law provisions contained in the Transaction Documents.

     Subject to the accuracy of the Lender's representations and agreements contained in Section 3.4 of the Convertible Debt Agreement, the issuance of the "Conversion Shares" (as defined in the Convertible Debt Agreement) by the Company to the Lender upon exercise of the conversion rights provided for in the Convertible Debt Agreement by the Lender are transactions which do not require registration under the Securities Act of 1933, as amended, or registration or qualification under Delaware securities laws.

     This opinion may be relied upon by you and your successors and assigns and by any participant in the Transactions.

     All capitalized terms used herein, not otherwise defined herein, shall have the meanings given such terms in the Credit and Term Loan Agreement.

                                                   Very truly yours,

                                                   _____________________________

                                                   By: _________________________

                                                                    EXHIBIT I-SF

                              OFFICER'S CERTIFICATE


     Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement (Single Family Mortgage Loans) between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 17, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to
Section 6.2(c) of the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on _________________________, 19____ ("Statement Date"), and with respect to the Company and its Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Company met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10 and 7.10, or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

3.   No recourse Servicing Contracts have been acquired by the Company.

4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no Debt required to be subordinated pursuant to Section 6.10.

5. The Company was in compliance with the applicable HUD, Ginnie Mae, Fannie Mae or Freddie Mac net worth requirements, and in good standing with VA, HUD, Ginnie Mae, Fannie Mae and Freddie Mac, as applicable.

6. The representation set forth in Section 5.19 of the Agreement is true and correct as of the date of this Officer's Certificate, or, if such representation is not true and correct as of such date, the nature of the problem and the action the Company has taken, is taking and proposes to take with respect thereto are specified in the statement attached hereto.

7. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

8. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as of the Statement Date.

Dated:______________________________________


                                          ACCREDITED HOME LENDERS, INC.,
                                          a California corporation

                                          By:___________________________________

                                          Its:__________________________________

                 CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name:  ACCREDITED HOME LENDERS, INC. and its Subsidiaries

Statement Date:____________________________________

All financial calculations set forth herein are as of the Statement Date.

I.    TANGIBLE NET WORTH

      A.  Tangible Net Worth of the Company is:

          Excess of total assets over total liabilities:            $___________
          Plus:  Subordinated Debt not due within one year
                 of the Statement Date (or any portion
                 thereof):                                          $___________
          Minus: Advances to owners, officers, employees or
                 Affiliates:                                        $___________
          Minus: Investments in Affiliates:                         $___________
          Minus: Assets pledged to secure liabilities not
                 included in Debt:                                  $___________
          Minus: Intangible assets:                                 $___________
          Minus: Any other HUD nonacceptable assets:                $___________
          Minus: Other assets unacceptable to the Lender:           $___________

          TANGIBLE NET WORTH                                   $________________

      B.  Net Income of the Company for Fiscal Quarters Ending After Closing
          Date:

          March 31, 1999
                    $_________
          June 30, 1999
                    $_________
          September 30, 1999
                    $_________
          December 31, 1999
                    $_________

      C.  Requirements of Section 7.7 of the Agreement:

          Minimum Tangible Net Worth of $6,000,000 plus 50% of all positive quarterly net income since the date of this Agreement.

      D.  Covenant Satisfied:_____    Covenant Not Satisfied:_____

II.   DEBT OF THE COMPANY

      Total liabilities                                             $___________
          Minus:  Debt arising under Hedging Arrangements
                  (to the extent of offsetting assets)              $___________
          Minus:  Subordinated Debt not due within one year
                  of the Statement Date (or any portion
                  thereof):                                         $___________
          Minus:  Deferred taxes arising from capitalized
                  excess servicing fees and capitalized
                  servicing rights:                                 $___________

          DEBT                                                $_________________

III.  RATIO OF DEBT TO TANGIBLE NET WORTH


      A.  The ratio of Debt to Tangible Net Worth (II to 1.A) is: ______ to 1

      B.  Requirements of Section 7.6 of the Agreement:

          The ratio of Debt to Tangible Net Worth shall not exceed (i) from the Closing Date, to and including December 30, 1999, 20 to 1; (ii) from December 31, 1999, to and including December 30, 2000, 17 to 1; (iii) from December 31, 2000, to and including December 30, 2001, 14 to 1; and (iv) from and after December 31, 2001, 11 to 1.

      C.  Covenant Satisfied:_____    Covenant Not Satisfied:_____

IV.   LIQUID ASSETS OF THE COMPANY

      Unrestricted and Unencumbered Cash                            $___________
      Plus: Funds on deposit in any United States bank              $___________

     Plus: Investment grade commercial paper                        $___________
     Plus: Money market funds                                       $___________
     Plus: Marketable securities                                    $___________

     LIQUID ASSETS                                              $_______________

V.   LIQUIDITY

     A.   Liquid Assets are:                                        $___________

     B.   Requirements of Section 7.8 of the Agreement:

          Liquid Assets shall not be less than $l,000,000.

     C.   Covenant Satisfied:_____  Covenant Not Satisfied:_____

VI.  QUARTERLY NET INCOME

     A.   Net Income of the Company for the most recently completed fiscal
          quarter:                                                  $___________

     B.   Requirements of Section 7.9 of the Agreement:

          The net income of the Company for any fiscal quarter ended after the date of this Agreement shall not be less than zero.

     C.   Covenant Satisfied:_____  Covenant Not Satisfied:_____

VII. TRANSACTIONS WITH AFFILIATES

     A.   Loans, advances, and extensions of credit made by the Company to its
          Affiliates total:                                         $___________

     B.   Capital contributions made by the Company to its Affiliates total:
                                                                    $___________

     C.   Management fees paid to Affiliates during the current fiscal year
          total:                                                    $___________

     D.   Transfers, sales, pledges, assignments or other dispositions of assets
          made by the Company to its Affiliates total:              $___________

     E.   Requirements of Section 7.10 of the Agreement:

          1. No loans, advances, extensions of credit or capital contributions shall be made by the Company to Affiliates.

          Covenant Satisfied:_____    Covenant Not Satisfied:_____

          2. No transfers, sales, pledges assignments or other dispositions of assets by the Company to Affiliates.

          Covenant Satisfied:_____    Covenant Not Satisfied:_____

          3. No merger, consolidation, purchase or acquisition of assets by the Company to Affiliates.

          Covenant Satisfied:_____    Covenant Not Satisfied:_____

          4. No Management fees shall be paid by the Company to Affiliates.

          Covenant Satisfied:_____    Covenant Not Satisfied:_____

                                                                       EXHIBIT J


                      SCHEDULE OF EXISTING WAREHOUSE LINES

Amended and Restated Facility Agreement dated as of October 1, 1997, as amended by Amendment No. 1 to Amended and Restated Facility Agreement dated as of January 30, 1998 and as amended by Amendment No. 2 to Amended and Restated Facility Agreement dated as of the Closing Date, each among Cargill Financial Services Corporation, the Borrower, Accredited Home Capital, Inc. and Bankers Trust Company of California, N.A.

Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of October 1, 1997 between the Borrower and Lehman Commercial Paper Inc.

                                                                       EXHIBIT K

                              FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                           (Letterhead of the Company)

                                                    March _____, 1999

The First National Bank of Chicago
One North State Street
Chicago, IL 60602


Gentlemen:

     The undersigned, ACCREDITED HOME LENDERS, INC. (the "Company"), hereby authorizes The First National Bank of Chicago (the "Funding Bank") to permit Residential Funding Corporation (the "Lender") to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The Company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's operating account no. ____________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Warehousing Credit, Term Loan and Security Agreement (the "Agreement") by and between the Company and the Lender; and (b) amounts due and owing to the Lender, including but not limited to principal, interest and fees.

     Upon the termination or expiration of the Agreement, the Company requests that the Lender, and the Company hereby authorizes the Lender to (a) close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and (b) withdraw any funds remaining in the Operating Account and remit such funds to the Company after all amounts due and owing the Lender have been paid.

     The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                                                Very truly yours,

                                                ACCREDITED HOME LENDERS, INC.,
                                                a California corporation

                                                By:_____________________________

                                                Its:____________________________

ACKNOWLEDGED AND AGREED THIS
______ DAY OF ___________, 19____.

THE FIRST NATIONAL BANK OF CHICAGO

By: _____________________________

Its: ____________________________

                                                                       EXHIBIT L

                       FORM OF COMMITMENT SUMMARY REPORT

                                 Loan or                                                      Unfilled
                     Issue or    Security             Security Rate/  Mandatory/  Commitment  Commitment  Delivery/Settlement
Investor  Comm. No.  Trade Date    Type    Loan Term    Net Yield      Optional     Amount    Remaining     Expiration Date    Price
--------  ---------  ----------  --------  ---------  --------------  ----------  ----------  ----------  -------------------  -----






TOTAL                                                                             ----------  ----------



Certification

The undersigned hereby certifies to Residential Funding Corporation that as of the date set forth below:

1. The Company has the foregoing Purchase Commitments (as defined in the Agreement).



                                        ACCREDITED HOME LENDERS, INC.,
                                        a California corporation

                                        By:_____________________________________

                                        Its:____________________________________


                                        ACCREDITED HOME CAPITAL, INC.,
                                        a California corporation

                                        By:_____________________________________

                                        Its:____________________________________

Date:  _______________, 19__

                                                                       EXHIBIT L

MORTGAGE POSITION REPORT                                   Report Date: ________
------------------------

                                                                   Total Locked and    Unfilled
Loan Type    Applications    Locked Pipeline    Closed Warehouse     Closed Loans     Commitments    Net Position
---------    ------------    ---------------    ----------------   ----------------   -----------    ------------

                                                                       EXHIBIT M

                                 ELIGIBLE LOANS


For the purposes hereof, the following terms shall have the following meanings:

              "Acquisition Price" has the meaning given to it in the Agreement.

              "Closed Loan" means a Mortgage Loan that will be purchased by the Company from a third party originator with the Advance requested against it.

              "Loan-to-Value Ratio" means, in respect of any Mortgage Loan, the ratio of (a) the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of origination to (b) the Appraised Value of such related improved real property.

The following aggregate limitations shall apply to Advances against Eligible
Loans:

       1.     Wet Settlement Advances:                     35% of the Ordinary
                                                           Warehousing Sublimit.

       2.     Advances against Second Mortgage Loans
              not including High LTV Mortgage Loans
              or Title I Mortgage Loans):                  $9,000,000.

       3.     Closed Loan Advances:                        Permitted.

The following specified types of Single Family Mortgage Loans are Eligible Loans provided they conform in all respects with the terms of the Warehousing Agreement (the restrictions set forth for each of the following categories of Eligible Loans do not apply to either of the other categories:

1.     Prime Mortgage Loan

       a.     Definition:   A First Mortgage Loan with the following
                            characteristics:

              (i)    For a First Mortgage Loan, other than a Government Mortgage
                     Loan:
                     A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and
                     B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the amount by which such Prime Mortgage Loan exceeds 80% is insured by or subject to a commitment for mortgage insurance.

              (ii)   For a Government Mortgage Loan:
                     A. HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan); or
                     B.     VA guaranteed.


       b.     Interest Rate:        1.25% over LIBOR.

       c.     Prime Sublimit:                  $10,000,000.


       d.     Committed/Uncommitted:           Purchase Commitment required.

       e.     Committed First Mortgage
              Loan Advance Rate:               98% of the least of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price or (iii)
                                               the Acquisition Price.

       f.     Warehouse Period First
              Mortgage Loan:                   90 days; provided that Ordinary
                                               Warehousing Advances in an
                                               aggregate amount not to exceed
                                               20% of the Ordinary Warehousing
                                               Sublimit may remain outstanding
                                               against Mortgage Loans for 120
                                               days.

2.     Subprime Mortgage Loan

       a.     Definition: A First Mortgage Loan that is not a Prime Mortgage
                          Loan, which has a risk rating of "A-", "B" or "C" (determined using underwriting standards which comply with industry standards in the sole judgement of the Lender), which is made to a mortgagor with a FICO Score of no less than 500, and which is acceptable for purchase by at least two Investors.

       b.     Interest Rate:                   1.25% over LIBOR.


       C.     Subprime Sublimit:               $15,000,000.

       d.     Committed/Uncommitted:           Purchase Commitment not required
                                               unless First Mortgage Loan
                                               exceeds $400,000

       e.     Committed First Mortgage
              Loan Advance Rate:               98% of the least of (i) the
                                               Mortgage Note Amount or (ii) the
                                               Committed Purchase Price or (iii)
                                               the Acquisition Price.

       f.     Uncommitted First
              Mortgage Loan Advance
              Rate:                            98% of the Mortgage Note Amount.

       g.     Warehouse Period First
              Mortgage Loan:                   90 days; provided, that Ordinary
                                               Warehousing Advances in an
                                               aggregate amount not to exceed
                                               20% of the Ordinary Warehousing
                                               sublimit may remain outstanding
                                               against Mortgage Loans for 120
                                               days.

3.   Eligible Subject Loan

     a.   Definition:                      As defined in the Agreement.

     b.   Interest Rate:                   1.25% over LIBOR.

     c.   Committed/Uncommitted:           Purchase Commitment required, if
                                           applicable.

     d.   Committed Advance Rate:          100% of the least of (i) the Mortgage
                                           Note Amount, (ii) the Committed
                                           Purchase Price, or (iii) the
                                           Acquisition Price.

     e.   Warehouse Period:                90 days; provided, that Ordinary
                                           Warehousing Advances in an aggregate
                                           amount not to exceed 20% of the
                                           Ordinary Warehousing Sublimit may
                                           remain outstanding against Mortgage
                                           Loans for 120 days.

                                                                       EXHIBIT N

                       SECURITY AGREEMENT AS PROVIDED FOR
                   BY THE UNIFORM COMMERCIAL CODE OF MINNESOTA
                        (Form of Bailee Pledge Agreement)

     For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") under that certain Warehousing Credit and Security Agreement dated as of March 17, 1999, as may be amended from time to time, by and between the Company and RESIDENTIAL FUNDING CORPORATION (the "Lender"), the Company creates and grants in favor and for the benefit of the Lender a security interest in and to the instruments and documents described in Exhibit C-SF attached to this Agreement.

                            (LIST OF MORTGAGE LOANS)

                [for each Mortgage Loan identified herein, attach
                            a completed Exhibit C-SF]

     The Company has given to ________________________________________ (escrow or title company), who has possession of such instruments and documents, notice of the foregoing described security interest in favor of the Lender or the Company has possession of such instruments and documents and acknowledges the foregoing described security interest in favor of the Lender.

     The Company further agrees to deliver the documents described in the Advance Request to the Lender, immediately upon the request of the Lender (whether written or oral), but in any event, on or before five (5) days from the date hereof unless otherwise requested by the Lender.

     The Company further agrees that this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Lender.

     The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Bailee Pledge Agreement to be executed by the respective officers or agents thereunto duly authorized, as of this _________ day of ______________, 19_____.


                                              ACCREDITED HOME LENDERS, INC.,
                                              a California corporation

                                              By:_______________________________

                                              Its:______________________________

                                                                       EXHIBIT O

                                 ASSUMED NAMES

Accolade Mortgage Company
Axiom Financial Services, a division of Accredited Home Lenders, Inc.

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR A CORPORATION.]

STATE OF __________________ )
                            )  ss
COUNTY OF _________________ )

     On __________________ , 19__ before me, a Notary Public, personally appeared _______________________ , the ___________________ of __________________
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

          _____________________________________

          Notary Public

(SEAL)

          My Commission Expires: ______________

[THE FOLLOWING ACKNOWLEDGEMENT IS TO BE USED FOR AN INDIVIDUAL.]


STATE OF __________________ )
                            )  ss
COUNTY OF _________________ )


     The foregoing instrument was acknowledged before me this __________ day of _______________, 19__, by _____________________________________________.


          _____________________________________

          Notary Public

          My Commission Expires: ______________

Accredited: 3/17/99                    7

                       ACCEPTANCE OF SUBORDINATION OF DEBT
                            AGREEMENT BY THE COMPANY

     The Company named in the Subordination of Debt Agreement set forth hereinbefore, hereby (i) represents and warrants to the Lender that it is presently indebted to the Creditor executing said Subordination of Debt Agreement in the aggregate principal amount of __________ Dollars ($ _______); and (ii) accepts and consents to the Subordination of Debt Agreement, and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, its successors and assigns, and to perform in accordance therewith.

          ACCREDITED HOME LENDERS, INC.,

          a California corporation

          By:_________________________________________________________________

          Its:________________________________________________________________


Dated:______________________

Accredited: 3/17/99                    8

                                                                       EXHIBIT G

                                  SUBSIDIARIES

The Borrower's sole Subsidiary is Accredited Home Capital, Inc., a Delaware corporation whose principal place of business is located 15030 Avenue of Science, Suite lOOA, San Diego, CA 92128, which is qualified as a corporation in California, and the outstanding capital stock of which is owned entirely by the Borrower.

                                                                       EXHIBIT H

                           FORM OF OPINION OF COUNSEL

Residential Funding Corporation Attention: Sandra L. Oakes 8400
Normandale Lake Blvd., Suite 600 Minneapolis, Minnesota 55437

Re: (1) $87,500,000 Warehousing Loan (the "Warehousing Loan") and $40,000,000 Term Loan (the "Term Loan") under Warehousing Credit, Term Loan and Security Agreement (the "Credit and Term Loan Agreement") by and between RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender") and ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and secured by the "Collateral" (as defined in the Agreement).

     (2) $ _______ multiple advance convertible loan (the "Convertible Debt") under Loan and Security Agreement (Convertible Debt) (the "Convertible Debt Agreement") by and between the Lender and the Company, convertible into the Applicable Conversion Percentage (as defined in the Convertible Debt Agreement) of the capital stock of the Company and secured by the Collateral.

     (3) Letter agreement (the "Shared Execption Forward Commitment") pursuant to which the Lender agrees to purchase from the Company, and the Company agrees to sell to the Lender, "Eligible Subject Loans" (as defined therein) on the terms and subject to the conditions set forth therein.

Ladies and Gentlemen:

     We are special counsel to the Company in connection with the Warehousing Loan, the Term Loan, the Convertible Debt and the Shared Execution Forward Commitment (collectively, the "Transactions"). As counsel, we have prepared and/or examined the following documents:

1. Executed copy of the Warehousing Promissory Note, dated March __, 1999, made by the Company payable to the order of the Lender, in the principal amount of $87,500,000.

2. Executed copy of the Sublimit Promissory Note, dated March __, 1999, made by the Company payable to the order of the Lender, in the principal amount of $10,500,000.

3. Executed copy of the Term Loan Promissory Note, dated March __, 1999, made by the Company payable to the order of the Lender, in the principal amount of $40,000,000.

4. Executed copy of the Warehousing Credit, Term Loan and Security Agreement by and between the Company and the Lender, dated March __, 1999 (the "Credit and Term Loan Agreement").

5. Undated Amended UCC Financing Statements perfecting a security interest in collateral, tangible and intangible.

6. Executed copy of the Floating Rate Convertible Debenture dated March __, 1999, made by the Company and payable to the order of the Lender in the principal amount of $________.

7.   Executed copy of the Convertible Debt Agreement.

8.   Executed copy of the Shared Execution Forward Commitment.

9. The Articles of Incorporation of the Company, together with amendments thereto, as certified by the Secretary of State of the State of Delaware.

10. The By-laws of the Company, as certified on ________, 19___ by the Secretary of the Company as then being complete, accurate and in effect.

11. Shareholder approval of the Convertible Debt Agreement and Resolutions of the Board of Directors of the Company adopted at a meeting held on ___________, 19__, as certified by the Secretary of the Company on _______, 19__ as then being complete, accurate and in effect, authorizing the Transactions and the execution and delivery of and performance under the Transaction Documents.

12. Certificate of Good Standing for the Company, dated __________,19__, issued by the Secretary of State of the State of Delaware./1/

     The above enumerated items, numbered 1, 2, 3, 4 and 5 are collectively referred to as the "Loan Documents." The above enumerated items numbered 6 and 7 are collectively referred to as the "Convertible Debt Documents." The Loan Documents, the Convertible Debt Documents and the Shared Execution Forward Commitment are collectively referred to as the "Transaction Documents." Terms capitalized and used herein without being defined shall have the meanings given to them in the Credit and Term Loan Agreement.

     The opinions which follow are subject to the following assumptions, limitations and qualifications:

A. We have assumed the genuineness of all signatures, other than of the Company, the authenticity of all documents submitted to us as originals, and the conformity with the original documents of all documents submitted to us as reproduced copies, and the authenticity of all such latter documents.

B. We have assumed the organization, existence, good standing and capacity of all persons and entities other than the Company, and that such parties, other than the Company, have the right, power and authority to execute and deliver the Transaction Documents and to perform thereunder.

C. We have assumed that the Lender's obligations under the Transaction Documents are within the powers of the Lender and have been duly and validly authorized and that the Transaction Documents have been duly executed and validly delivered by the Lender.

D. As to various questions of fact material to this opinion, we have made such factual inquiries of the Company, and have

____________

     /1/A certificate of-good standing, dated as of a date within ninety (90) days of the date of the Agreement, for the state where the Company is incorporated and for each state where the Company is transacting business as a foreign corporation should be listed.

     examined such other documents and made such examinations of applicable laws, as we have deemed necessary for purposes of the opinions expressed herein. However, where we state that a matter is to the best of our knowledge, we have relied upon the written statements of the officers of the Company, with no inquiry as to the facts other than as necessary to establish that such reliance was reasonable on our part.

     Based upon such examinations and investigations, and such other investigations and examinations as we have deemed necessary for the purposes of the opinions expressed herein, and subject to the assumptions stated above in paragraphs A through D, inclusive, and in our capacity as special counsel for the Company, we are of the opinion that:

                  [opinions Concerning Company]

1. The Company and each Subsidiary of the Cornpany /2/ is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has the full legal power and authority to own its property and to carry on its business as currently conducted.

2. The Company and each Subsidiary of the Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

3. The Company has the power and authority to execute, deliver and perform the Transaction Documents. The execution, delivery and performance of the Transaction Documents by the Company, including without limitation, the borrowings under the Credit and Term Loan Agreement and the Convertible Debt Agreement and the pledge of the Collateral, have been duly and validly authorized by all necessary actions on the part of the Company.
____________

     /2/ In the alternative, state that the Company has no Subsidiaries.

4. The Transaction Documents have been duly executed and delivered by the Company.The Transaction Documents constitute the legal, valid and binding obligations of the Company and are enforceable in accordance with their respective terms against the Company, except that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors, and general principles of equity.

5. The authorized capital stock of the Company consists of [__]. At the date hereof (i) ___ shares of____________ Stock are issued and outstanding. Except for the rights of the Company under the Convertible Debt Agreement and except as described on Exhibit D to the Convertible Debt Agreement, there are no outstanding options or warrants to purchase shares of capital stock of the Company, outstanding securities convertible into or exchangeable for such capital stock, or other outstanding rights to acquire such capital stock from the Company. All of the issued and outstanding shares of stock referred to above have been duly authorized and validly issued and are fully paid and nonassessable.

6. The "Conversion Shares" (as defined in the Convertible Debt Agreement) to be issued by the Company have been duly authorized and reserved for issuance and, when issued and delivered by the Company in accordance with the terms of the Convertible Debt Agreement, will have been validly issued and will be fully paid and nonassessable.

7. Upon delivery to the Lender of those items of Collateral, consisting of promissory notes secured by mortgages or deeds of trust ("Pledged Mortgages") or mortgage-backed securities ("Pledged Securities"), or in the case of Pledged Securities issued in book-entry form or issued in certificated form and delivered to a clearing corporation (as such term is defined in the Uniform Commercial Code) or its nominee, upon (a) registration of such Pledged Securities in the name of a securities intermediary (as such term is defined in the Uniform Commercial Code) in an account containing only customer securities, (b) the notation of Lender's security interest in such Pledged Securities on the records of such securities intermediary, by book entry or otherwise, and (c) the sending by such securities intermediary to the Lender of confirmation of such notation, the Lender will have a valid and perfected first security interest therein. We assume, in giving this opinion, that such items of Collateral will be owned by the Company and that, at the time the Lender's security interest is noted on the records of any securities intermediary, such Pledged Securities will be free of any interest created through the Federal Reserve Bank, clearing corporation and/or securities intermediary. With respect to Pledged Mortgages, the laws of certain jurisdictions may require the recordation of an assignment of such deeds of trust or mortgages in order to perfect a security interest in the deed of trust or mortgage (as opposed to the notes secured thereby). If the Lender does not record its assignment of deeds of trust or mortgages in such jurisdictions, we express no opinion as to the Lender's perfected security interest in such deeds of trust and mortgages (as opposed to the notes secured thereby) constituting part of the Collateral.

8. The execution, delivery and performance by the Company of the Transaction Documents, will not (i) conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company; (ii) require any license, approval or other action by any governmental authority that has not been obtained; (iii) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any property or assets of the Company other than in favor of the Lender; (iv) to the best of our knowledge, result in a violation or breach of any term or provision, constitute a default under, or result in or require the acceleration of any indebtedness of the Company pursuant to, any agreement or other instrument to which the Company may be bound or to which the Company or any of its property may be subject; or (v) result in any violation of the provisions of any law or any order of any court or, to the best of our knowledge, any governmental agency, to which the Company may be bound or to which the Company or any of its property may be subject.

9. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened against or affecting the Company, in any court or before any arbitrator or governmental authority which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole.

10. The making of the Advances as contemplated by the Credit and Term Loan Agreement will not violate Regulation G of the Board of Governors of the Federal Reserve System.

11. The Company is not an "investment company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


12. The Term Loan, the Warehousing Loan and the Convertible Debt as reflected in the Transaction Documents, are not contractually usurious under Texas law.

13. In reliance upon Section 35.51(b) of the Texas Business and Commerce Code, a Texas court, in a properly presented case, should give effect to the choice of law provisions contained in the Transaction Documents.

     Subject to the accuracy of the Lender's representations and agreements contained in Section 3.4 of the Convertible Debt Agreement, the issuance of the "Conversion Shares" (as defined in the Convertible Debt Agreement) by the Company to the Lender upon exercise of the conversion rights provided for in the Convertible Debt Agreement by the Lender are transactions which do not require registration under the Securities Act of 1933, as amended, or registration or qualification under Delaware securities laws.

     This opinion may be relied upon by you and your successors and assigns and by any participant in the Transactions.

     All capitalized terms used herein, not otherwise defined herein, shall have the meanings given such terms in the Credit and Term Loan Agreement.

                                   Very truly yours,

                                   ______________________________

                                   By: __________________________

                                                                    EXHIBIT I-SF

                              OFFICER'S CERTIFICATE

     Reference is made to that certain Warehousing Credit, Term Loan and Security Agreement (Single Family Mortgage Loans) between ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 17, 1999 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Officer's Certificate is submitted to the Lender pursuant to
Section 6.2(c) of the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on __________, 19__ ("Statement Date"), and with respect to the Company and its Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's Certificate, the Company met the covenants set forth in Sections 7.6, 7.7, 7.8, 7.9, 7.10 and 7.10, or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

3.   No recourse Servicing Contracts have been acquired by the Company.

4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no Debt required to be subordinated pursuant to Section 6.10.

5. The Company was in compliance with the applicable HUD, Ginnie Mae, Fannie Mae or Freddie Mac net worth requirements, and in good standing with VA, HUD, Ginnie Mae, Fannie Mae and Freddie Mac, as applicable.

6. The representation set forth in Section 5.19 of the Agreement is true and correct as of the date of this Officer's Certificate, or, if such representation is not true and correct as of such date, the nature of the problem and the action the Company has taken, is taking and proposes to take with respect thereto are specified in the statement attached hereto.

7. I have reviewed the terms of the Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and conditions of the Company (and, if applicable, its Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the existence of the Default and the action the Company has taken, is taking and proposes to take with respect thereto.

8. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements for the period ending on the Statement Date fairly present the financial condition and results of operations of the Company (and, if applicable, its Subsidiaries) as of the Statement Date.

Dated: _________________

                                            ACCREDITED HOME LENDERS, INC.,
                                            a California corporation

                                            By:___________________________

                                            Its:__________________________

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name: ACCREDITED HOME LENDERS, INC. and its Subsidiaries

Statement Date: ____________________________________

All financial calculations set forth herein are as of the Statement Date.

I.   TANGIBLE NET WORTH

     A.   Tangible Net Worth of the Company is:

          Excess of total assets over total liabilities:         $____________
          Plus:  Subordinated Debt not due within one year of
                 the Statement Date (or any portion thereof):    $____________
          Minus: Advances to owners, officers, employees
                 or Affiliates:                                  $____________
          Minus: Investments in Affiliates:                      $____________
          Minus: Assets pledged to secure liabilities
                 not included in Debt:                           $____________
          Minus: Intangible assets:                              $____________
          Minus: Any other HUD nonacceptable assets:             $____________
          Minus: Other assets unacceptable to the
                 Lender:                                         $____________

          TANGIBLE NET WORTH                             $____________________


     B.   Net Income of the Company for Fiscal Quarters
          Ending After Closing Date:

          March 31, 1999
                    $____________
          June 30, 1999
                    $____________
          September 30, 1999
                    $____________
          December 31, 1999
                    $____________

     C.   Requirements of Section 7.7 of the Agreement:

          Minimum Tangible Net Worth of $6,000,000 plus 50% of all positive quarterly net income since the date of this Agreement.

     D.   Covenant Satisfied:________ Covenant Not Satisfied:________

II.  DEBT OF THE COMPANY

     Total liabilities                                           $____________
          Minus: Debt arising under Hedging Arrangements
                 (to the extent of offsetting assets)            $____________
          Minus: Subordinated Debt not due within one year
                 of the Statement Date(or any portion thereof):  $____________
          Minus: Deferred taxes arising from capitalized
                 excess servicing fees and capitalized servicing
                 rights:                                         $____________

          DEBT                                           $____________________

III. RATIO OF DEBT TO TANGIBLE NET WORTH

     A.   The ratio of Debt to Tangible Net Worth (II to I.A) is:
                                                                      _____ to 1

     B.   Requirements of Section 7.6 of the Agreement:

          The ratio of Debt to Tangible Net Worth shall not exceed (i) from the Closing Date, to and including December 30, 1999, 20 to 1; (ii) from December 31, 1999, to and including December 30, 2000, 17 to 1; (iii) from December 31, 2000, to and including December 30, 2001, 14 to 1; and (iv) from and after December 31, 2001, 11 to 1.

     C.   Covenant Satisfied:________ Covenant Not Satisfied:________

IV. LIQUID ASSETS OF THE COMPANY

     Unrestricted and Unencumbered Cash                          $____________
     Plus: Funds on deposit in any United States bank            $____________

     Plus: Investment grade commercial paper                     $____________
     Plus: Money market funds                                    $____________
     Plus: Marketable securities                                 $____________

     LIQUID ASSETS                                       $____________________

V.   LIQUIDITY

     A.   Liquid Assets are:                                     $____________

     B.   Requirements of Section 7.8 of the Agreement:

          Liquid Assets shall not be less than $l,OOO,OOO.

     C.   Covenant Satisfied:______  Covenant Not Satisfied:________

VI.  QUARTERLY NET INCOME

     A.   Net Income of the Company for the most recently
          completed fiscal quarter:                              $____________

     B.   Requirements of Section 7.9 of the Agreement:

          The net income of the Company for any fiscal quarter ended after the date of this Agreement shall not be less than zero.

     C.   Covenant Satisfied:______  Covenant Not Satisfied:________

VII. TRANSACTIONS WITH AFFILIATES

     A.   Loans, advances, and extensions of credit made by
          the Company to its Affiliates total:                   $____________

     B.   Capital contributions made by the Company to its
          Affiliates total:                                      $____________

     C.   Management fees paid to Affiliates during the
          current fiscal year total:                             $____________


     D.   Transfers, sales, pledges, assignments or other
          dispositions of assets made by the Company to
          its Affiliates total:                                  $____________

E.   Requirements of Section 7.10 of the Agreement:

     1. No loans, advances, extensions of credit or capital contributions shall be made by the Company to Affiliates.

     Covenant Satisfied:_____ Covenant Not Satisfied:_____

     2. No transfers, sales, pledges assignments or other dispositions of assets by the Company to Affiliates.

     Covenant Satisfied:_____ Covenant Not Satisfied:_____

     3. No merger, consolidation, purchase or acquisition of assets by the Company to Affiliates.

     Covenant Satisfied:_____ Covenant Not Satisfied:_____

     4.   No Management fees shall be paid by the Company to Affiliates.

     Covenant Satisfied:_____ Covenant Not Satisfied:_____

                                                                       EXHIBIT J

                    SCHEDULE OF EXISTING WAREHOUSE LINES

Amended and Restated Facility Agreement dated as of October 1, 1997, as amended by Amendment No. 1 to Amended and Restated Facility Agreement dated as of January 30. 1998 and as amended by Amendment No. 2 to Amended and Restated Facility Agreement dated as of the Closing Date, each among Cargill Financial Services Corporation, the Borrower, Accredited Home Capital, Inc. and Bankers Trust Company of California, N.A.

Master Repurchase Agreement Governing Purchases and Sales of Mortgage Loans dated as of October 1, 1997 between the Borrower and Lehman Commercial Paper Inc.

                                                                       EXHIBIT K

                              FORM FOR FUNDING BANK
                                LETTER AGREEMENT
                          (Letterhead of the Company)

                                                                  March __, 1999

The First National Bank of Chicago
One North State Street
Chicago, IL 60602

Gentlemen:

     The undersigned, ACCREDITED HOME LENDERS, INC. (the 'Company"), hereby authorizes The First National Bank of Chicago (the 'Funding Bank") to permit Residential Funding Corporation (the 'Lender') to debit and access information on the Company's accounts held by the Funding Bank as outlined below. The company hereby directs and authorizes the Funding Bank to follow the directions of the Lender in debiting such accounts.

     The Company authorizes the Lender to access account information from time to time for the Company's operating account no. __________________ (the "Operating Account") for the purpose of verifying balance information. In addition, the Company requests that the Lender, and the Company hereby authorizes the Lender, to debit the Operating Account to the extent necessary to cover (a) wires to be initiated by the Lender in accordance with the Company's instructions as set forth in the Request for Advance for the purposes permitted in the Warehousing Credit, Term Loan and Security Agreement (the "Agreement") by and between the Company and the Lender; and (b) amounts due and owing to the Lender, including but not limited to principal, interest and fees.

     Upon the termination or expiration of the Agreement, the Company requests that the Lender, and the Company hereby authorizes the Lender to (a) close the Operating Account and any other accounts which have been established by the Company and the Lender to facilitate transactions under the Agreement, and (b) withdraw any funds remaining in the Operating Account and remit such funds to the Company after all amounts due and owing the Lender have been'paid.

     The Company hereby directs and authorizes the Funding Bank to follow all of the foregoing instructions of the Lender.

                                            Very truly yours,

                                            ACCREDITED HOME LENDERS, INC.,
                                            a California corporation

                                            By:_______________________________

                                            Its:______________________________

ACKNOWLEDGED AND AGREED THIS
__________ DAY OF ___________, 19__.

THE FIRST NATIONAL BANK OF CHICAGO

By:__________________________

Its: ________________________

                                                                       EXHIBIT L

                       FORM OF COMMITMENT SUMMARY REPORT

                                 Loan or                                                      Unfilled
                     Issue or   Security              Security Rate/  Mandatory/ Commitment  Commitment  Delivery/Settlement
Investor Comm. No.  Trade Date    Type     Loan Term    Net Yield      Optional    Amount     Remaining    Expiration Date     Price
-------- ---------  ----------  ---------  ---------  --------------  ---------- ----------- ----------  --------------------  -----




TOTAL                                                                            ----------- ----------

Certificatron

The undersigned hereby certifies to Residential Funding Corporation that as of the date set forth below:

I. The Company has the foregoing Purchase Commitments (as defined in the Agreement).


                                            ACCREDITED HOME LENDERS, INC.,
                                            a California corporation

                                            By:______________________________

                                            Its:_____________________________

                                            ACCREDITED HOME CAPITAL. INC
                                            a California corporation

                                            By:______________________________

                                            Its:_____________________________

Date: __________, 19__

                                                               EXHIBIT L

MORTGAGE POSITION REPORT                             REPORT DATE: ______________

                                                               Total Locked and    Unfilled
Loan Type   Applications   Locked Pipeline  Closed Warehouse    Closed Loans      Commitments   Net Position
---------   ------------   ---------------  ----------------   ----------------   -----------   ------------


                                                                       EXHIBIT M

                                 ELIGIBLE LOANS

For the purposes hereof, the following terms shall have the following meanings:

          "Acquisition Price" has the meaning given to it in the Agreement.

          "Closed Loan" means a Mortgage Loan that will be purchased by the Company from a third party originator with the Advance requested against it.

          "Loan-to-Value Ratio" means, in respect of any Mortgage Loan, the ratio of (a) the maximum amount available to be borrowed thereunder (whether or not borrowed) at the time of origination to (b) the Appraised Value of such related improved real property.

The following aggregate limitations shall apply to Advances against Eligible
Loans:

     1.   Wet Settlement Advances:                         35% of the Ordinary
                                                           Warehousing Sublimit.

     2.   Advances against Second Mortgage Loans
          not including High LTV Mortgage Loans
          or Title I Mortgage Loans):                      $9,000,000.

     3.   Closed Loan Advances:                            Permitted.

The following specified types of Single Family Mortgage Loans are Eligible Loans provided they conform in all respects with the terms of the Warehousing Agreement (the restrictions set forth for each of the following categories of Eligible Loans do not apply to either of the other categories:

1.   Prime Mortgage Loan

     a.   Definition: A First Mortgage Loan with the following characteristics:

          (i)  For a First Mortgage Loan, other than a Government Mortgage Loan:

               A. Underwritten substantially in accordance with Fannie Mae or Freddie Mac underwriting standards (except as to maximum amount); and
               B. Loan-to-Value Ratio not to exceed 80% or, if the Loan-to-Value Ratio exceeds 80%, the amount by which such Prime Mortgage Loan exceeds 80% is insured by or subject to a commitment for mortgage insurance.

          (ii) For a Government Mortgage Loan:

               A. HUD/FHA insured (other than a HUD 203(K) Mortgage Loan or a Title I Mortgage Loan); or
               B.   VA guaranteed.

     b.   Interest Rate:                                over LIBOR.

          c.   Prime Sublimit:                     $10,000,000.

          d.   committed/Uncommitted:              Purchase Commitment required.


          e.   Committed First Mortgage
               Loan Advance Rate:                  98% of the least of (i) the
                                                   Mortgage Note Amount or (ii)
                                                   the Committed Purchase Price
                                                   or (iii) the Acquisition
                                                   Price.

          f.   Warehouse Period First
               Mortgage Loan:                      90 days; provided that
                                                   Ordinary Warehousing Advances
                                                   in an aggregate amount not to
                                                   exceed 20% of the Ordinary
                                                   Warehousing Sublimit may
                                                   remain outstanding against
                                                   Mortgage Loans for 120 days.

2. Subprime Mortgage Loan

          a.   Definition: A First Mortgage Loan that is not a Prime Mortgage
                           Loan, which has a risk rating of "A-", "B" or "C" (determined using underwriting standards which comply with industry standards in the sole judgement of the Lender), which is made to a mortgagor with a FICO Score of no less than 500, and which is acceptable for purchase by at least two Investors.


          b.   Interest Rate:                          over LIBOR.

          C.   Subprime Sublimit:                  $15,000,000.

          d.   Committed/Uncommitted:              Purchase Commitment not
                                                   required unless First
                                                   Mortgage Loan exceeds
                                                   $400,000

          e.   Committed First Mortgage
               Loan Advance Rate:                  98% of the least of (i) the
                                                   Mortgage Note Amount or
                                                   (ii) the Committed Purchase
                                                   Price or (iii) the
                                                   Acquisition Price.

          f.   Uncommitted First
               Mortgage Loan Advance
               Rate:                               98% of the Mortgage Note
                                                   Amount.

          g.   Warehouse Period First
               Mortgage Loan:                      90 days; provided, that
                                                   Ordinary Warehousing Advances
                                                   in an aggregate amount not to
                                                   exceed 20% of the Ordinary
                                                   Warehousing Sublimit may
                                                   remain outstanding against
                                                   Mortgage Loans for 120 days.

3.   Eligible Subject Loan

     a.   Definition:                              As defined in the Agreement.

     b.   Interest Rate:                                  over LIBOR.

     C.   Committed/Uncommitted:                   Purchase Commitment required,
                                                   if applicable.

     d.   Committed Advance Rate:                  100% of the least of (i) the
                                                   Mortgage Note Amount, (ii)
                                                   the Committed Purchase Price,
                                                   or (iii) the Acquisition
                                                   Price.

     e.   Warehouse Period:                        90 days; provided, that
                                                   Ordinary Warehousing Advances
                                                   in an aggregate amount not to
                                                   exceed 20% of the Ordinary
                                                   Warehousing Sublimit may
                                                   remain outstanding against
                                                   Mortgage Loans for 120 days.

                                                                     EXHIBIT N

                       SECURITY AGREEMENT AS PROVIDED FOR
                   BY THE UNIFORM COMMERCIAL CODE OF MINNESOTA
                        (Form of Bailee Pledge Agreement)

     For new value this day received, and as collateral security for the payment of any and all indebtedness and liability of ACCREDITED HOME LENDERS, INC., a California corporation (the "Company") under that certain Warehousing Credit and Security Agreement dated as of March 17, 1999, as may be amended from time to time, by and between the Company and RESIDENTIAL FUNDING CORPORATION (the "Lender"), the Company creates and grants in favor and for the benefit of the Lender a security interest in and to the instruments and documents described in Exhibit C-SF attached to this Agreement.

                            (LIST OF MORTGAGE LOANS)

                [for each Mortgage Loan identified herein, attach
                           a completed Exhibit C-SF]

     The Company has given to _______________________ (escrow or title company), who has possession of such instruments and documents, notice of the foregoing described security interest in favor of the Lender or the Company has possession of such instruments and documents and acknowledges the foregoing described security interest in favor of the Lender.

     The Company further agrees to deliver the documents described in the Advance Request to the Lender, immediately upon the request of the Lender (whether written or oral), but in any event, on or before five (5) days from the date hereof unless otherwise requested by the Lender.

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

     The Company further agrees that this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Lender.

     The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the.State of Minnesota.

     IN WITNESS WHEREOF, the Company has caused this Bailee Pledge Agreement to be executed by the respective officers or agents thereunto duly authorized, as of this day _____ of ______________ 19___.

                                                ACCREDITED HOME LENDERS, INC.,
                                                a California corporation

                                                By:____________________________

                                                Its:___________________________

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

                                                                       EXHIBIT O

                                 ASSUMED NAMES

Accolade Mortgage Company
Axiom Financial Services, a division of Accredited Home Lenders, Inc.

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